                          Morgan, Lewis & Bockius LLP
                             2000 One Logan Square
                            Philadelphia, Pa 19103
                                (215) 963-5000

November 20, 1997

Via EDGAR
---------

Filing Room
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re:  Penn Mutual Variable Life Account I
     File Nos. 33-54662 and 33-87276
     -------------------------------

Ladies and Gentlemen:

On behalf of The Penn Mutual Life Insurance Company (the "Company") and Penn Mutual Variable Life Account I (the "Account"), we present herewith for filing pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended, copies of the Semi-Annual Reports to contract owners of the Account for the six months ended June 30, 1997.

Although the attached Semi-Annual Reports were timely mailed to contract owners in August, we recently learned that filing of the Reports with the Securities and Exchange Commission was overlooked. We have discussed this with the Company's management and have been assured that this will not happen again.

If you have any questions regarding this filing, please do not hesitate to call the undersigned at (215) 963-5913.

Very truly yours,


/s/ C. Ronald Rubley

CRR/ll
Enclosures

cc:  Lee Anderson
     Harry McWilliams
     Richard W. Grant, Esq.
     Edward J. Meehan, Jr.

                                     Penn
                               [Logo] Mutual(TM)
                             A better way of life

                      -----------------------------------
                       S E M I -A N N U A L  R E P O R T
                      -----------------------------------

                              June 30, 1997



                              CORNERSTONE
                               V   U   L



                             Penn Series Funds, Inc.
                             Investment Advisers:
                             T. Rowe Price Associates, Inc.
                             OpCap Advisors
                             Independence Capital Management, Inc.
                             Vontobel USA Inc.
                             Robertson Stephens Investment Management, Inc.

                             American Century Variable Portfolios, Inc.
                             Investment Adviser:
                             American Century Investment Management, Inc.

                             Neuberger & Berman
                             Advisers Management Trust
                             Investment Adviser:
                             Neuberger & Berman Management Incorporated

                             Fidelity Investments'
                             Variable Insurance Products Fund
                             Variable Insurance Products Fund II
                             Investment Adviser:
                             Fidelity Management & Research Company


                             Morgan Stanley Universal Funds, Inc.
                             Investment Adviser:
                             Morgan Stanley Asset Management

--------------------------------------------------------------------------------
TO OUR VARIABLE LIFE INSURANCE CONTRACTHOLDERS:

  I am delighted to present the Semi-Annual Reports of Penn Series Funds, Inc., Neuberger & Berman Advisers Management Trust, American Century Variable Portfolios, Inc., Fidelity Investments Variable Insurance Products Fund and Variable Insurance Products Fund II, and Morgan Stanley Universal Funds, Inc. for the six month period ending June 30, 1997.

  The first 6 months of 1997 were not too much different from what we've been seeing in the equity markets for the previous 2 years--lots of volatility, but with a dramatic move upward.

  As of June 30, the market as measured by the S&P 500 was up 20.59%, and the Russell 2000, a measure of small cap stock performance was up 9.31%.

  But this bull market trend was interrupted by a near 10% correction amid fears of continued increases in interest rates by the Federal Reserve to cool an economy that seemed overheated. However, as the second quarter progressed, economic reports signaled a slow down from the first quarter's rapid pace, and inflation remained in check. Corporate earnings were up over 10% and the market took off once again, rising more than 20% in May and June.

  So at this point the "pillars" of the stock market are very solid--benign inflation and interest and strong corporate earnings. The $64,000 question of course is, "With the Dow above 8000 and price-earnings ratios above 20, is the market valuing all of this good news too highly?"

  As we've discussed before, if you are a long term investor, try not to be too influenced with the short term twists and turns of the stock market. Rather, working with your financial planner, apply solid risk reduction techniques such as diversification and regular rebalancing of your portfolio to meet your long term needs.

  Penn Mutual's variable products now offer more diversification possibilities than ever before with 4 new additions to our family of funds:

    ICMI/Robertson Stephens Emerging Growth Fund
    Morgan Stanley Emerging Markets Equity (Int'l) Portfolio
    Neuberger & Berman AMT Partners Portfolio
    Fidelity Investments VIP II Index 500 Portfolio

  Your CORNERSTONE VUL policy is designed to help you maintain a steady, long-term approach to investing. It brings the experience and expertise of various investment advisers to help you build a financial plan that best suits your individual needs. And we encourage you to work with your financial planner to take full advantage your policy's features and investment choices.

  Percentage changes in accumulation unit values of each of the variable accounts offered under CORNERSTONE VUL for the six month period ending June 30, 1996 are set forth in the accompanying table.

  Management discussions of the performance of the funds are included in the accompanying reports.

  We thank you for the opportunity to serve your financial needs. If we can be of further service, please don't hesitate to contact our VUL service center at 1-800-523-0650, or contact your sales representative directly.

     Sincerely,

     /s/ Richard F. Plush

     Richard F. Plush
     Vice President, Products & Programs
--------------------------------------------------------------------------------
PERCENTAGE CHANGE IN
ACCUMULATION UNIT VALUES
SINCE 12/31/96

------------------------------------------------------------------------------
OPCAP ADVISORS
 Value Equity......................................................... 13.24%
 Small Capitalization................................................. 14.90%
VONTOBEL USA, INC.
 International Equity................................................. 11.76%
INDEPENDENCE CAPITAL MANAGEMENT, INC.
 Growth Equity........................................................ 15.51%
 Money Market.........................................................  2.11%
 Quality Bond.........................................................  2.22%
ICMI/ROBERTSON STEPHENS
 Emerging Growth...................................................... 22.45%*
T. ROWE PRICE ASSOCIATES, INC.
 Flexibly Managed.....................................................  8.08%
 High Yield Bond......................................................  7.34%
NEUBERGER & BERMAN MANAGEMENT, INC.
 AMT Balanced......................................................... 10.85%
 AMT Limited Maturity Bond............................................  2.58%
 AMT Partners......................................................... 10.25%*
AMERICAN CENTURY
 VP Capital Appreciation.............................................. -3.82%
FIDELITY INVESTMENTS
 VIP Growth........................................................... 13.41%
 VIP Equity Income.................................................... 15.96%
 VIP II Asset Manager................................................. 10.79%
 VIP II Index 500..................................................... 10.96%*
MORGAN STANLEY ASSET MANAGEMENT
 Emerging Markets Equity (Int'l)...................................... 10.75%*
------------------------------------------------------------------------------

* For the period beginning 5/1/97

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

Interest rates reversed course in the second quarter, falling 35-40 basis points and retracting much of the upward surge in rates experienced in the first three months of 1997. A sharp deceleration in economic growth led by a drop-off in consumer spending, coupled with surprisingly low inflation data has reduced anxieties about further Federal Reserve rate hikes and led to bond market improvement.

  The estimates for second quarter growth range from 1-2%, a dramatic decline from the 5.8% growth in the first quarter. Consumer spending has inexplicably changed course, dropping off just as most market observers had assumed continued growth. Conventional wisdom has it that consumer spending will rebound due to 1) strong labor market with low unemployment, 2) high consumer confidence 3) firm income levels and finally 4) rising wealth levels arising from a soaring stock market. A firm rebound in domestic consumption will in all likelihood lead to an initial sell-off in the bond market as most market participants will look for renewed inflationary pressures and further monetary tightening.

The greatest surprise for this economic cycle has been the absence of inflation pressures. In fact, the producer price index posted its fifth straight monthly decline in May, a feat not seen since 1952. It is this development that has stayed the hand of the Federal Reserve this cycle and allowed this economic cycle (which began in March, 1991), to persist well beyond the post war average of 4.5 years.

  This low level of inflation also creates an environment where bond yields are very attractive whenever they reach or approach 7%. With inflation at 2-3%, real yields of 4-5% are extremely high by historical standards. Indeed, bond returns have been historically very good when bonds are purchased with 5% real yields. The second quarter offered another opportunity to purchase bonds with high real yields which we took advantage of.

  Another key consideration in addressing the outlook for the domestic bond market is the forecasts for economic growth overseas. In this economic cycle the foreign economies, notably Japan, have been severely hampered by structural problems. In Japan, the problems are rooted in a difficult banking environment, itself a hangover from the excesses of the 1980's. Monetary policy in Japan, the number two economy in the world, has been dramatically accommodative. Short term rates have been driven down to 0.5%. In Europe, the effort to create a unified currency has led to severely restrictive fiscal policies, slowing their economies and resulting in highly stimulative monetary policies as well.

  This weakness in the major foreign economies has reduced inflationary pressures and created liquidity that in many cases has been invested here in the US. A reversal in these highly accommodative monetary policies should have significant implications to our fixed income markets. We do not see changes occurring in the near future.

  Currently, our position is long relative to our benchmark. We extended the portfolio as rates moved above 7% in the long bond. In addition, we moved more aggressively into corporate bonds as spreads widened in March and April.

  Performance for the quarter was fair as the net result of +3.64% for the Quality Bond Fund exceeded the Salomon Brothers Broad Investment Grade Index of 3.60%. Note that beginning in the second quarter our benchmark measurement index changed to the Salomon Index vs the Lipper Bond averages. Year to date figures are misleading due to differences in duration requirements between the Salomon Index and the Lipper averages.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The stars were aligned for the high-yield bond market during the past six months. Virtually all the principal influences on this market were positive if not exuberant, especially the U.S. economy and the market's own fundamentals. The rise in interest rates that dampened returns on high-quality bonds in the first quarter was not a problem for the credit-sensitive, high-yield market. As a result, high-yield bonds significantly outperformed high-quality bonds for the six months ended June 30.

MARKET ENVIRONMENT

Many of the same factors that drove stocks higher fueled the rise in high-yield
(junk) bond prices. Topping this list were the continued and largely unexpected strength in corporate earnings and the economy's 5.8% annualized growth rate in the first quarter--roughly double the trend rate since the current upturn began in 1991. In an attempt to cool this pace and preempt a rise in inflation, the Federal Reserve raised the federal funds rate (from 5 1/4% to 5 1/2%) for the first time since 1995, and interest rates rose across the yield curve. However, stocks and high-yield bonds, which typically are driven by economic growth and corporate earnings expectations, recovered quickly and forged ahead.

  High-yield bonds also benefited from extremely strong demand relative to the supply of issues. Cash flow into retail high-yield mutual funds was heavy; the number of institutional investors allocating assets to this market sector continued to rise; and structured securities called collateralized bond obligations (CBOs) absorbed billions of dollars worth of high-yield bonds. On the supply side, new issues appeared at a steady clip, particularly from smaller companies. Nevertheless, many potential high-yield bond issuers have elected to refinance existing bonds through a growing number of attractive alternatives--commercial banks, for example, are returning to this arena--and this has constrained the opportunities for high-yield bond investors.

PERFORMANCE AND STRATEGY REVIEW

Your fund provided solid returns for the six-month period, with capital appreciation augmenting income.

  We continued our even-keel approach to managing the fund, attempting to balance the advantages of higher yields and appreciation opportunities against additional risk. Toward this end, we maintained a strong focus on B-rated issues. We like the pickup in yield these bonds provide without undue exposure to interest rate and credit risk. As always, we draw heavily on our in-house research expertise to help us assess each issue's risk and reward potential. Allocations remain widely diversified among industry sectors to limit potential problems from any single area. The only change of note during the six-month period was a reduction in the strongly performing energy area, reflecting profit-taking in these investments.

OUTLOOK

Six months ago we sounded a note of caution in looking over the high-yield landscape. While we anticipated solid returns if the economy continued to grow, we worried about the high valuations in our market--a concern shared by many investors about stocks--and also about a possible rise in defaults in the wake of the large number of new offerings. So far, the default rate has been declining, and if the year-to-date trend continues, 1997 could have the lowest such rate in three years. The high-yield market has hardly missed a beat, principally because of the economy's amazing momentum. We said last winter we would be happy to be surprised on the upside, and we are happy.

  We see nothing on the immediate horizon that might bring this bull market to a halt. Unless the Fed makes a serious miscalculation, we would expect a continuation of moderate inflation and a return to moderate growth--a good environment for all debt securities. Closer to home, we believe the high-yield market may be more resilient than in the past, when it was less diverse and problems with one or two high-profile issuers could have a large impact. At the same time, we know that today's narrow yield spreads among bonds of different credit quality will eventually correct, and that defaults will rise when and if the economy slows significantly. We would emphasize equally that our near-term outlook is positive, and we would expect high-yield bonds to remain rewarding over the long term.

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------

GROWTH EQUITY FUND

Perhaps it was William Penn who coined the adage "April showers bring May flowers", but no other five words could better describe the stock market behavior this year. The new year brought it surprisingly strong earnings and an early burst of enthusiasm, but by late March and the first part of April investors found the climate dreary and depressing with no expectation that the stock market would soon bottom and begin a recovery into record territory. At the bottom few market pundits had words of encouragement. The bears were almost gleeful, having warned that a downturn was justifiable, necessary, and long overdue. Many bulls turned cautious, pulling in their horns and looking a bit sheepish. Thus were the seeds of the market's dramatic advance sown.

  The second half of April and early May brought light and nourishment to the stock market. The light was economic news that showed a non-inflationary expansion and the nourishment was provided by the long list of better-than-expected earnings reports. With the bond market firming and turning higher, the Fed choosing to keep rates unchanged in May, and inflows of cash to mutual funds continuing at a solid clip, there were no significant impairments to the stock market's recovery. By the end of June the rally had carried the stock market over 20% from its lows.

  The Growth Equity Fund advanced 15.94% in the first half of 1997 which compares with the 15.40% return for the Lipper Growth Index, the 14.28% return for the overall Lipper Growth Fund average and the S&P 500's return of 20.54%. For the twelve month period ended June 30 the Growth Equity Fund earned a return of 27.56%. This return is better than both the 25.54% return of the Lipper Growth Index and the 23.96% earned by the average growth fund in the broad Lipper universe, but trailed the S&P 500's gain of 34.72%.

  The Fund's first half improvement came primarily from strength in the Healthcare (+31.9%), Financial (+20.5%) , and Capital Goods (+19.4%) sectors, but only Healthcare actually outperformed the S&P 500 Stock Index. Relative performance was negatively impacted by the underperformance of the Utility (+17.9%), Consumer Staples (+16.3%), Basic Material (+16.7%), Technology (+12.5%), Consumer Cyclicals (+5.5%), and Energy (+3.7%) sectors. Transportation (+16.6%) was only nominally represented in the portfolio.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
VALUE EQUITY FUND

The fund's value approach is to provide superior investment returns with below-average risk. We seek investments in businesses that generate high returns on invested capital, run by managements who seek to maximize those returns and create wealth for shareholders: through reinvestment in high-return business opportunities, through astute acquisitions, and through share repurchase. Those high returns must be sustainable, which is only achievable in companies with very strong competitive advantages. A major goal of our in-depth primary research is to assess these advantages and the industrial strengths upon which they depend. Our long-term perspective is a tremendous advantage in identifying these situations and in buying them opportunistically in a marketplace which is often driven by transitory considerations. The right price is very important in that we believe that it should encompass only a moderate degree of risk relative to upside potential, in our best judgment.

  The US stock market keeps rising relentlessly, confounding the skeptics. As measured by the total return of the S&P 500, the market has now advanced 104% in the 30 months since year-end 1994, equaling its steepest ascent in history.

  What would have been considered miraculous only a few years ago, low unemployment with low inflation; has become recurring economic reality. In May, the jobless rate fell to 4.8%, the lowest in 24 years. Defying standard economic theory, which says that light job markets lead to inflation, the consumer price index subsided also, rising only 2.2% from a year earlier. When one stands back from the usual gyrations in short-term economic data, there are few signs of disruption to this favorable economic environment. If we were to worry, it would be about tightening labor markets. Rising wage rates could boost inflation somewhat, but we believe that a protracted problem with inflation can be caused only by too-rapid growth of the money supply, which we do not see at this time.

  The international economic environment is favorable as well. Inflation is low virtually worldwide, and the disciplined approach of governments and central banks to money supply and deficits suggests inflation will remain in check. The changing dynamics of foreign pension plans are another interesting (and bullish) investment ingredient. Many foreign countries have demographic profiles similar to the US: rapid growth in the number of impending retirees, but much slower growth in the labor force that must provide for them. In contrast to the US, however, most foreign pension plans are unfunded. Instead of having money already set aside and invested, these plans operate on a pay-as-you-go basis. As foreign governments and corporations attempt to fund their obligations, demand for equities could increase significantly. According to a report by Goldman Sachs, $1.8 trillion of additional pension money is forecast to be invested into worldwide equities by 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
VALUE EQUITY FUND (CONT'D)

  Generally, the stock market keys off of economic news, but recently the market is the news. According to some reports, if the Federal Reserve raises rates, an important reason will be concern about excessive speculation in the stock market rather than about ordinary economic trends. But what is actually happening in the stock market? Let's take a look.

  Most observers of the financial markets draw distinctions among the Nasdaq Composite index of over-the-counter stocks, the NYSE Composite, the Dow Jones Industrials, the S&P 400 and 500, and various international market indices, among others. If pressed to point to a single index that measures "the market" best, most would probably select the S&P 500. Few know how heavily the S&P 500 is influenced by a small group of very large-capitalization stocks and, therefore, how much the performance of the S&P 500 deviates from that of the average large-cap portfolio, unless that portfolio contains disproportionate positions in Microsoft, Intel, General Electric and a few others.

  The effect of these super-large stocks can be seen in comparing the S&P 500, which is capitalization weighted and on which, therefore, large stocks have much more influence than smaller stocks, with an unweighted index of those same 500 stocks (each stock having equal influence). According to The Leuthold Group, the S&P 500 outperformed an equally weighted index of the same 500 stocks by 5.9 percentage points in 1995, by 3.3 percentage points in 1996 and by 3.6 percentage points from the beginning of this year through June 18. That disparity occurred because the large capitalization stocks outperformed the other stocks in the index by a wide margin. We believe large stocks have benefited from the torrent of money flowing into mutual funds. The easiest way for the funds to put these cash inflows to work is by purchasing the largest, most liquid stocks. Also, the unusual length of the bull market has made "momentum" investing (what goes up will continue to go up) more popular, further lifting this same group of very large-cap stocks to high multiples. No wonder so few portfolio managers have been performing as well as "the market" recently.

  Does the recent dominance of the largest stocks mean we should push our portfolios into them, or that investors should just give up and buy the S&P 500 index? Our answer won't surprise you: no. Let's look at longer periods of time, again using data from The Leuthold Group: During the 1960s, an equally weighted version of the S&P 500 outperformed the capitalization weighted S&P 500 by 4.8 percentage points per year. In the 1970s, the equally weighted index outperformed by 4.0 percentage points per year. In the 1980s, equally weighted won again, by 1.4 percentage points per year. The equally weighted 500 stocks continued to outperform from 1990 through 1994, beating the capitalization weighted S&P 500 by 2.1 percentage points per year.

CONCLUSION

The most recent two-and-a-half years of outperformance by the very largest components of the S&P 500 have been the exception, not the rule. In contrast to momentum investors who subscribe to the premise that what goes up will continue to go up, we believe that what goes up too much will eventually come back down. Given the high valuations of many very large capitalization S&P 500 stocks at this time, we think it's unlikely the capitalization weighted index will continue to perform better than more balanced portfolios for much longer. It follows, in our opinion, that now is an especially inopportune time to "index."

  We continue to invest in businesses that are worth inherently more, in our judgement, than their asking prices. Looked at another way, we hope to preserve our clients' capital in all market conditions, including market corrections, because we have maintained our value-price discipline and because the businesses in which we invest tend to generate excess cash, which becomes more valuable in difficult markets.

  In general, we find the stock market to be fully valued at this time. However, we are not market timers and do not have an opinion as to whether the S&P 500 will be higher or lower a month from now than it is today. We buy individual stocks, not the market. Using our above-average cash reserves, we will be opportunistic in buying stocks we like whenever we can get them at favorable prices.

OPCAP ADVISORS
INVESTMENT ADVISER

--------------------------------------------------------------------------------

FLEXIBLY MANAGED FUND

Financial markets and most subsectors were almost universally strong in the first half of 1997. Equity markets completed their ninth and tenth consecutive positive quarters. This hasn't happened in 40 years. Persistently low levels of inflation and a strong (but not too strong), economy were the key positives. The Federal Reserve modestly raised interest rates, but this only dampened enthusiasm temporarily. Meanwhile, the potential vertigo inherent in today's historically high equity valuations remains largely ignored.

  We were not well-positioned for the market's broad trends. First of all, by design, we attempt to hold down our risk and currently are only about half invested in common stocks. Our other investments provided solid gains, but not when compared with equities. Second, we hold only minor positions in the large growth companies that dominate the S&P 500. The frenzy that has driven up prices for these securities may or may not be justified, but the resulting high valuations seem inappropriate for a risk-averse fund. Third, we have large exposure to electric utility and energy sector companies, groups that significantly lagged. Fortunately, a series of individual security successes provided respectable returns.

PORTFOLIO HIGHLIGHTS

The media group, a long-time portfolio focus, and particularly NEW YORK TIMES and WASHINGTON POST, continued to generate outstanding gains in the first half. We have been modestly trimming these holdings while maintaining industry exposure with purchases of TIME WARNER convertible bonds. We swapped portions of our HOMESTAKE MINING and NEWMONT MINING holdings for an expanded position in SANTA FE PACIFIC GOLD. This company was then merged into Newmont, re-establishing a larger but cheaper position in that stock. Unfortunately, the substantial weakness in gold mining generally left us with an insignificant loss rather than the gains we might normally have realized with such a successful series of interrelated trades. We initiated a 1% holding in WHEELABRATOR TECHNOLOGIES, now the object of a takeover. We continued to add to our AMERADA HESS and UNION TEXAS PETROLEUM holdings. Finally, we saw through to completion the merger/sale of PHH, one of our stellar long-term holdings. We are now attempting to maximize the value of numerous PHH hedging transactions.

OUTLOOK

Stock market cycles, economic cycles, and credit cycles always seem similar, but only when viewed through the rear window of history. We expect fairly strong economic growth to continue and with inflation seemingly subdued, it appears some time will elapse before the next move in Federal Reserve policy. Nevertheless, when that action does come, we anticipate it will be another incremental increase in interest rates. As for the stock market, we have not a shadow of a doubt that it is overvalued and will decline, but we don't know when or from what level.

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
INTERNATIONAL EQUITY FUND

Falling interest rates, strengthening balance sheets and a change in the attitude of corporate management toward shareholders were some of the factors that helped to spur strong returns in Europe and Latin America during the second quarter. Asian markets continued their falling trend due to structural issues like currency risk, interest rate pressure, falling levels of corporate profitability, and weakening export demand from Europe and Japan. Overall, this did not affect the fund's performance since we had already reduced most of our exposure to the peripheral Asian markets.

EUROPE

The major continental European markets are close to being fully valued after a double-digit run-up in equity prices year to date, e.g., France +23%, Germany +29%, Switzerland +44%, the Netherlands +35% (in local currency terms). The region's long string of double-digit returns over the last 18 months is reason enough to become prudent (although their outperformance doesn't mean they won't continue to rise!). Based on still falling bond and earnings yields, 8 out of 14 European markets still have the potential to produce returns in the low teens over the next 12 months.

  Still, prevailing corporate sentiment indicates a lack of confidence in a sustained economic recovery. At the time of the US dollar collapse in 1994-95 European corporations went on a capital investment spending spree. The resulting imbalance between output and demand has left them cautious, and inventories are at an unusually low level for this stage in the economic cycle. So far, corporate Europe has taken the easy road to restructuring, of the sort that can be achieved through plant closings and employee layoffs. It needs to do more. The focus should now shift toward more efficient management of the capital base, including share buybacks, and development of new products. Faced with the challenges created by falling tariffs and deregulation around the globe, European corporations can no longer afford to automatically reinvest retained earnings as they compete with companies in emerging markets with cheap source of inputs. Nor is domestic leadership a guarantee of survival--European firms need to create strong global market share and globally recognized brands. As a result, merger and acquisition activity in Europe, propelled by the need to grow market share, will remain strong. Some of our current portfolio holdings that are particularly well positioned to meet these global challenges include retailer Carrefour and insurer Axa in France, carmaker BMW in Germany, and publishing giant Elsevier in the Netherlands.

  Despite less compelling valuations in Europe than a year ago, we are still finding enough good, attractively priced companies in which to invest and, for now, are maintaining our current regional allocation of about 57%. We started to raise cash in the second quarter by taking profits in France and Germany, where we now have a combined 14% weighting.

  In the UK corporate profits are strong while stock market sentiment is weak, a good combination for keeping close to a full market weight. The Labor Party's election win after 18 years of Tory rule should not impact the UK's success in attracting global capital due to its highly skilled labor force and well-regulated business environment. The economy hasn't looked this rosy since the 1980's, as reflected by the strength of the sterling and the potential need to curb the pace of economic growth through further interest rate hikes.

  As we've stated repeatedly, a country's economic environment is less important in our market analysis than the level of market liquidity and the existence of companies with solid fundamentals. This is reflected in our overweight positions in three of the best-performing markets in Europe year to date; Switzerland, the Netherlands and Sweden, where we have a combined weighting of 20% vs. the MSCI EAFE at 14%.

JAPAN

The Japanese economy is showing growth of around 1% of 1997 after four years of recession. Due to corporate restructuring, cost controls and sales growth, the operating environment for large- and mid-size corporations in the manufacturing sector is generating large amounts of cash flow. For most companies we own, free cash flow is increasing at about 40% relative to the last peak prior to the 1989 bubble. Valuation ratios in the Japanese market are still giving mixed signals: PCF 10X, PB 2.2X and PE 42X (ex-financials and utilities). Earnings, however, continue to be strong and over the next 12 months should grow by about 38% for the Topix Index. Our allocation to this market has increased to 27%, v. 22% at year end.

CURRENCIES

The US dollar remained extremely strong against the major European currencies with the exception of the pound sterling, the fund benefitted from our unhedged position in the latter. We maintained hedges on the German mark, French franc and Swiss franc. Our hedge against the yen worked against us in view of the yen's strong appreciation during the quarter.

VONTOBEL, USA
INVESTMENT ADVISER

--------------------------------------------------------------------------------
SMALL CAPITALIZATION FUND

Although small-cap stocks as a class have now underperformed large-cap stocks for three years, we continue to deliver positive returns, equaling or exceeding our benchmark, the Russell 2000, in the 1997 second quarter and first half. We achieved these results by being disciplined in our approach of buying reasonably valued companies based on their business fundamentals. Our long-term perspective is a tremendous advantage in identifying undervalued businesses and buying them opportunistically in a marketplace which is driven by transitory considerations. The right price is very important in that we believe it should encompass only a moderate degree of risk relative to upside potential. Our largest positions include Magellan Health Services, the largest provider of managed-care behavioral health services; Wang Laboratories, a systems integration and computer maintenance firm; St. Mary Land & Exploration, an exploration and production company; E. W. Blanch Holdings, and insurance broker; and A. Schulman, which produces plastics and resins.

  Magellan Health exemplifies the qualities we look for in an investment, including high returns on invested capital, a leading competitive position to help protect those returns, significant free cash flow which is being used to create shareholder value and a management team oriented toward shareholder interests--and, on top of that, a reasonable valuation. We began accumulating Magellan in November 1995 at an average price in the high teens. More recently, Magellan sold its brick-and-mortar hospitals business, realizing about $400 million of cash, which it is using to make acquisitions that complement its managed care business. Magellan is now focused solely on providing managed-care mental health programs for corporations and government agencies. It is the leader in this field, which offers excellent prospects for revenue and earnings growth. At a recent price of $30 a share, or about 15 times anticipated fiscal 1998 earnings, and with its strong cash flow and favorable growth characteristics, we still consider the stock to be reasonably valued.

OPCAP ADVISORS
INVESTMENT ADVISER
EMERGING GROWTH FUND

We are pleased to have the opportunity to report on our progress as manager of the ICMI/Robertson Stephens Emerging Growth portfolio. Commencing the portfolio on 5/1/97, our two-month performance was aided by a strong rally in small-cap stocks that began in May. From May 1, 1997, through June 30, 1997, the subaccount was up 22.60% versus an increase of 17.67% in the Russell 2000 Growth index.

  While our investment process is bottom up, driven by stock selection, portfolio positions tended to be overweighted in several Russell sectors. The portfolio was overweighted in Technology and Consumer Discretionary Services, and underweighted in the Health Care sector as measured by Frank Russell.

  Also of note was the announcement that Robertson Stephens agreed to be acquired by BankAmerica, subject to regulatory approvals. If approval is achieved, we expect the transaction to close in the fourth quarter of 1997. We are extremely excited about becoming part of the BankAmerica organization. They will enable us to maintain the unique culture that has made us successful in the last 18 years, while also affording us access to expanded capital and resources that will enable us to grow our investment management franchise into the next decade.

  In managing the portfolio, the management team is looking for emerging growth companies that are growing revenues and earnings by a minimum of 20% annually. These companies come from traditional growth sectors and industries, and also come from newer "emerging" industries. These emerging industries develop quickly around new technologies and market opportunities. We believe our emerging growth research team provides us a competitive advantage in identifying and understanding these industries and companies before may of our competitors on Wall Street.

  One such emerging sector we have identified is Information Technology Education. An opportunity has developed for companies to provide training and education in a wide range of software programs. In the past many companies would maintain an IT training capability in house. However, today many companies now look to hire an information technology provider to train their employees on an as needed basis. We own a number of companies that provide this capability including Strayer Education and Education Management Corp.

  A resurgence in the Lodging industry has created an improved operating environment for established and new players in the sector. We are attracted to several companies in this sector, including Four Seasons Hotel Corporation. Four Seasons operates hotels at the highest end of the luxury segment where there is little competition and a finite supply of rooms. This gives Four Seasons strong pricing power. Room rates in many of their properties have risen throughout the year, helping to improve profitability.

  In conclusion, we are pleased to manage a portfolio in the exciting area of emerging growth companies. We look forward to our continued dialogue with Penn Mutual and your clients.

ROBERTSON STEPHENS INVESTMENT MANAGEMENT
INVESTMENT ADVISER

----------------------------------------------------
THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE MONEY MARKET FUND

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------- ------ -----------
COMMERCIAL PAPER (37.2%)
------------------------
FINANCIAL SERVICES (12.8%)
 American Honda 5.65% ..................... 07/24/97 A-2/P-1 $  731 $   728,361
 Countrywide Funding Corporation 5.61% .... 07/10/97 A-2/P-1    570     569,201
 Ford Motor Credit 5.52%................... 07/07/97 A-2/P-1  1,000     999,080
 General Electric Credit Group 5.55% ...... 08/21/97 A-1/P-1    500     496,069
 General Electric Capital Corp. 5.60% ..... 09/02/97 A-1/P-1    650     643,630
 Merrill Lynch & Co. Inc. 5.60% ........... 08/19/97 A-1/P-1  1,500   1,488,567
                                                                    -----------
                                                                      4,924,908
                                                                    -----------
MISCELLANEOUS (15.4%)
 Dekalb County for Emory University 5.75%.. 08/05/97 NR       1,500   1,500,000
 American Home 5.59%....................... 07/28/97 NR       1,500   1,493,711
 General Motors Acceptance Corp. 5.80%..... 01/06/98 A-1/P-1  1,500   1,454,325
 John Deere, Inc. 5.56%.................... 08/20/97 A-1/P-1  1,500   1,488,417
                                                                    -----------
                                                                      5,936,453
                                                                    -----------
UTILITIES (9.0%)
 GTE Southwest Inc. 5.58%.................. 07/09/97 A-2/P-1  1,000     998,760
 NYNEX 5.55%............................... 07/29/97 A-1/P-1  1,100   1,095,252
 San Diego Gas & Electric Co. 5.30%........ 07/15/97 A-1/P-1  1,400   1,400,000
                                                                    -----------
                                                                      3,494,012
                                                                    -----------
TOTAL COMMERCIAL PAPER
 (Cost $14,355,373)................................................  14,355,373
                                                                    -----------
CORPORATE BONDS (14.6%)
-----------------------
 BankAmerica Corp. 6.00%................... 07/15/97 A+         100     100,007
 Chrysler Financial Corp. 6.41%............ 07/28/97 A          250     250,091
  6.50%.................................... 08/21/97 A          100     100,074
 Countrywide Funding Corp. 6.57%........... 08/04/97 A          750     750,459
 Ford Holdings Inc. 9.25%.................. 07/15/97 A+         370     370,480
 Ford Motor Credit 7.125%.................. 12/01/97 A+         363     364,759
 GTE California Inc. 6.25%................. 01/15/98 A-         680     680,341
 H.J. Heinz Co. 5.50%...................... 09/15/97 A+       1,488   1,486,750
 Lehman Brothers Inc. 7.375%............... 08/15/97 A          200     200,361
 NationsBank Corp. 6.625%.................. 01/15/98 A+         390     390,870
 Norwest Financial 6.00%................... 08/15/97 AA-        360     360,004
 Pepsico Inc. 6.125%....................... 01/15/98 A          115     114,947
 Rockwell International Corporate Bond
  7.625%................................... 02/17/98 AA         215     216,922
 Southwestern Bell Telephone 6.05%......... 02/04/98 AA         250     249,853
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $5,635,918).................................................   5,635,918
                                                                    -----------

                                             PAR
                           MATURITY RATING  (000)     VALUE
                           -------- ------- ------ -----------
VARIABLE RATE DEMAND NOTES (36.1%)+
-----------------------------------
 Alabama State Development
  Authority 5.65%......... 07/07/97 A-1/P-1 $  550 $   550,000
 Barton Healthcare 5.75%.. 07/07/97 A-1/P-1    465     465,000
 Baylis Group Partnership
  Floating Rate 5.90%..... 07/02/97 A-1/P-1    700     700,000
 Berks County Industrial
  Development Authority
  5.80%................... 07/07/97 A-1/P-1    540     540,000
 Bloomfield New Mexico
  5.95%................... 07/07/97 A-1/P-1    600     600,000
 Columbia County Georgia
  Development Authority
  5.65%................... 07/07/97 A-1/P-1    470     470,000
 Community Health Systems,
  Inc. 5.95%.............. 07/07/97 A-1/P-1  1,465   1,465,000
 Durham Risk Management
  Co. 5.65%............... 07/07/97 A-1+/P-    500     500,000
 Fairview Hospital and
  Healthcare Services
  5.60%................... 07/07/97 A-1+/P-    500     500,000
 GMG Warehouse American
  National 5.75%.......... 07/02/97 NR         975     975,000
 Health Insurance Plan of
  Greater NY
  5.50%................... 07/07/97 A-1/P-1    500     500,000
  5.50%................... 07/07/97 A-1/P-1    500     500,000
 Illinois Development
  Finance Authority 5.75%. 07/07/97 A-1/P-1    600     600,000
 Liliha Partners 6.20%.... 07/02/97 NR       1,100   1,100,000
 Montgomery County PA
  Industrial Development
  Authority 5.80%......... 07/07/97 A-1/P-1    805     805,000
 New York, New York 5.75%. 09/10/97 A-1/P-1  1,900   1,900,000
 Passaic County Utilities
  Authority Series 1996-A
  6.25%................... 09/03/97 SP1+       650     650,000
 Saint Francis Health
  6.15%................... 07/07/97 A-1/P-1    490     490,000
 Sliver City New Mexico
  5.95%................... 07/07/97 A-1/P-1    600     600,000
                                                   -----------
TOTAL VARIABLE RATE DEMAND NOTES
 (Cost $13,910,000)...............................  13,910,000
                                                   -----------
GOVERNMENT OBLIGATIONS (1.3%)+
------------------------------
 Student Loan Marketing
  Assn. 5.24%
  (Cost $499,934)......... 07/01/97 AAA        500     499,934
                                                   -----------
MEDIUM TERM NOTES (4.4%)
------------------------
 Caterpillar, Inc. 7.47%.. 01/15/98 A+         600     604,861
 Pacific Gas & Electric
  5.00%................... 10/07/97 A        1,100   1,097,699
                                                   -----------
TOTAL MEDIUM TERM NOTES
 (Cost $1,702,560).................................. 1,702,560
                                                   -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE MONEY MARKET FUND

                    SHARES      VALUE
                  ---------- -----------
SHORT-TERM INVESTMENTS (6.4%)
-----------------------------
 Janus Money Mar-
  ket Fund.......  1,883,015 $ 1,883,015
 Temporary In-
  vestment Fund,
  Inc............    572,785     572,785
                             -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $2,455,800)..........   2,455,800
                             -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $38,559,585)(a)...... $38,559,585
                             ===========

-------
(a) Cost for Federal income tax purposes.
 + The rate shown is the rate as of June 30, 1997, and the maturity shown is the next interest readjustment date.

  The Standard & Poor's Corporation, Moody's Investor Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. Ratings are the most recent ratings available at June 30, 1997.

                                                          PERCENTAGE OF PORTFOLIO
     MATURITY               AMOUNT                    --------------------------------------------------
     SCHEDULE                 PAR                                                    (CUM)
     --------             -----------                                             --------------
    1 -   7 days          $12,860,000                       34.7%                       34.7%
    8 -  14 days            1,570,000                        5.1%                       39.8%
   15 -  30 days            5,451,000                       15.1%                       54.9%
   31 -  60 days            6,410,000                       17.5%                       72.4%
   61 -  90 days            4,688,000                       12.6%                       85.0%
   91 - 120 days            1,100,000                        3.8%                       88.8%
   Over 150 days            4,113,000                       11.2%                      100.0%
                          -----------                 -----------
                          $36,192,000                      100.0%
                          ===========                 ===========

                      Average Weighted Maturity - 48 days

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE QUALITY BOND FUND

                                            PAR
                           MATURITY RATING (000)     VALUE
                           -------- ------ ------ -----------
CORPORATE BONDS (51.5%)
-----------------------
AGRICULTURAL OPERATIONS (0.6%)
 Cargill, Inc. 7.375%..... 10/01/25  AA-   $  250 $   244,063
                                                  -----------
BEVERAGES (1.2%)
 Coca-Cola Enterprises
  6.95%................... 11/15/26  AA-      475     445,906
                                                  -----------
BROADCASTING (4.0%)
 News America Holdings
  8.50%................... 02/23/25  BBB      360     394,200
  9.25%................... 02/01/13  BBB      950   1,067,563
                                                  -----------
                                                    1,461,763
                                                  -----------
CANADIAN GOV'T AGENCY (4.5%)
 Hydro Quebec
  7.50%................... 04/01/16  A+       400     396,000
  8.05%................... 07/07/06  A+     1,150   1,247,750
                                                  -----------
                                                    1,643,750
                                                  -----------
ELECTRIC POWER (1.4%)
 Korea Electric Power
  7.75%................... 04/01/13  AA-      500     501,875
                                                  -----------
FINANCIAL (6.9%)
 African Development Bank
  6.875%.................. 10/15/15  AA-      500     481,250
 Associates Corp. N.A.,
  Senior Note 7.75%....... 02/15/05  AA-      500     530,625
 General Electric Capital
  Corp. 8.125%............ 02/01/99  AAA      500     515,000
 General Motors Acceptance
  Corp. Note 6.40%........ 07/30/97  A-       300     300,207
 Morgan Stanley Financial
  PLC 8.03%............... 02/28/17  A-       250     247,188
 Morgan Stanley 6.95%..... 12/10/07  A-       473     466,737
                                                  -----------
                                                    2,541,007
                                                  -----------
FOODS (2.7%)
 Food Lion Inc. 8.05%..... 04/15/27  A-       950     979,688
                                                  -----------
GENERAL OBLIGATION BONDS (2.7%)
 General Electric Capital
  Corp. 6.66%............. 05/01/00  AAA    1,000   1,006,250
                                                  -----------
MISCELLANEOUS (1.4%)
 Noble Affiliates, Inc.
  8.00%................... 04/01/27  BBB      500     511,250
                                                  -----------
RAILROADS (0.7%)
 Union Pacific Co. 8.35%.. 05/01/25  BBB      250     256,875
                                                  -----------
RETAIL (7.5%)
 J.C. Penney & Co.
  7.60%................... 04/01/07  A-     1,400   1,443,750
  9.45%................... 07/15/02  A-       175     187,250
 American Stores Co.
  7.50%................... 05/01/09  BBB+   1,100   1,117,875
                                                  -----------
                                                    2,748,875
                                                  -----------
SERVICES - EQUIPMENT RENTING & LEASING
 (2.9%)
 Service Co. International
  7.00%................... 06/01/15  BBB-     100     101,125
  7.70%................... 04/15/09  BBB-     950     978,500
                                                  -----------
                                                    1,079,625
                                                  -----------
TRANSPORTATION (4.5%)
@ CSX Corp. 7.05%......... 05/01/02  BBB      660     660,821
 CSX Corp. 7.25%.......... 05/01/27  BBB    1,000   1,008,750
                                                  -----------
                                                    1,669,571
                                                  -----------

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ -----------
UTILITIES (10.5%)
 GTE Corp. 7.51%............................ 04/01/09  A     $1,900 $ 1,947,500
 Petroleum Geo-Services 7.50%............... 03/31/07  BBB-   1,900   1,916,625
                                                                    -----------
                                                                      3,864,125
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $18,525,725)................................................  18,954,623
                                                                    -----------
U.S. TREASURY OBLIGATIONS (16.0%)
---------------------------------
 U.S. Treasury Notes
  7.875%.................................... 11/15/99  N/A      750     778,170
  7.75%..................................... 12/31/99  N/A    1,000   1,035,770
  6.75%..................................... 04/30/00  N/A    1,000   1,013,160
  6.25%..................................... 05/31/00  N/A      500     500,355
  6.25%..................................... 10/31/01  N/A    1,300   1,294,033
                                                                    -----------
                                                                      4,621,488
                                                                    -----------
 U.S. Treasury Bonds
  7.125%.................................... 02/15/23  N/A      150     154,565
  6.00%..................................... 02/15/26  N/A      350     313,257
  6.50%..................................... 11/15/26  N/A      950     814,555
                                                                    -----------
                                                                      1,282,377
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $5,883,549).................................................   5,903,865
                                                                    -----------
AGENCY OBLIGATIONS (14.3%)
--------------------------
 Federal National Mortgage Assoc. 7.00% due
  06/01/11 to 05/01/12......................    4,045  N/A            4,039,557
 Federal National Mortgage Assoc. 6.45%..... 12/01/03  N/A    1,226   1,217,705
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $5,212,727).................................................   5,257,262
                                                                    -----------
COMMERCIAL MORTGAGE-BACKED SECURITY (1.3%)
------------------------------------------
 Sasco 96-CFl Class B 6.303% (Cost 500,000). 02/25/28  AA       500     486,250
                                                                    -----------

                                                           SHARES
                                                          ---------
PREFERRED STOCK (5.1%)
----------------------
 New Jersey Economic Development
  (Cost $1,888,480)......................................    76,000   1,888,480
                                                                    -----------
SHORT-TERM INVESTMENTS (11.8%)
------------------------------
 Janus Money Market Fund................................. 1,812,717   1,812,717
 Temporary Investment Fund, Inc. ........................ 2,518,108   2,518,108
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $4,330,825).................................................   4,330,825
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $36,341,306)(a)............................................. $36,821,305
                                                                    ===========

-------
@ Restricted Security.
(a) Also cost for Federal income tax purposes. At June 30, 1997, the excess of value over tax cost was $572,143, and the excess of tax cost over value was $92,144.

  The Standard & Poor's corporation ratings are the most recent ratings available at June 30, 1997.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE HIGH YIELD BOND FUND

                                                             PAR
                                            MATURITY RATING (000)     VALUE
                                            -------- ------ ------ ------------
COLLATERALIZED MORTGAGE SECURITIES (1.2%)
-----------------------------------------
 Airplanes Pass Through Trust 10.875%
  (Cost $506,762).......................... 03/15/19  BB    $  500 $    580,000
                                                                   ------------
CORPORATE BONDS (92.0%)
-----------------------
AEROSPACE & DEFENSE (4.2%)
 BE Aerospace, Inc. 9.875%................. 02/01/06  B        500      526,250
 Echo Bay Mines 11.00%..................... 04/01/27  BB-      450      452,250
 Dyncorp, Inc. 9.50%....................... 03/01/07  B        425      429,250
 L-3 Comms 10.375%......................... 05/01/07  B-       325      343,688
 Tracor, Inc. 8.50%........................ 03/01/07  B        350      350,000
                                                                   ------------
                                                                      2,101,438
                                                                   ------------
AUTOMOBILES & RELATED (1.6%)
 Chief Auto Parts Inc. 10.50%.............. 05/15/05  B        250      250,000
 K&F Industries 10.375%.................... 09/01/04  B-       225      238,500
 Oxford Automotive Inc. 10.125%............ 06/15/07  B-       250      250,625
 Walbro Corporation 9.875%................. 07/15/05  B+        50       51,250
                                                                   ------------
                                                                        790,375
                                                                   ------------
AUTOMOBILES - CARS (0.2%)
 Venture Holdings Trust 9.75%.............. 04/01/04  B        100       98,000
                                                                   ------------
BANKING (0.5%)
 Greenpoint Cap Trust I 9.10%.............. 06/01/27  BB       250      252,165
                                                                   ------------
BEVERAGES (2.5%)
 Dr. Pepper Bottling Holdings, Inc.
  4.4178%++................................ 02/15/03  CCC+     700      698,250
 Beatrice 11.50%........................... 10/01/05  B-       500      565,000
                                                                   ------------
                                                                      1,263,250
                                                                   ------------
BROADCASTING (0.9%)
 Azteca Holdings SA 11.00%................. 06/15/02  B-       200      201,250
 Chancellor Radio Broadcasting 9.375%...... 10/01/04  B-       250      256,250
                                                                   ------------
                                                                        457,500
                                                                   ------------
BUILDING & REAL ESTATE (1.1%)
 B.F. Saul Reit. 11.625%................... 04/01/02  B-       500      532,500
                                                                   ------------
BUILDING PRODUCTS (3.1%)
 American Builders and Contractors 10.625%. 05/15/07  B        400      414,000
 Foamex L.P. 9.875%........................ 06/15/07  B-       350      362,250
 Maxxam Group, Inc. 11.25%................. 08/01/03  B-       500      518,125
 Reliant Building Products 10.875%......... 05/01/04  B-       250      256,250
                                                                   ------------
                                                                      1,550,625
                                                                   ------------
CABLE OPERATORS (3.3%)
 Frontiervision 11.00%..................... 10/15/06  B        300      314,250
 Fundy Cable Ltd. 11.00%................... 11/15/05  BB       500      540,000

                                                             PAR
                                            MATURITY RATING (000)     VALUE
                                            -------- ------ ------ ------------
 Marcus Cable Operating Co. 2.772%++....... 08/01/04  B     $  550 $    478,500
 Lomcast U.K. Cable 11.2076 %++............ 11/15/07  NR       450      337,500
                                                                   ------------
                                                                      1,670,250
                                                                   ------------
CHEMICALS (0.9%)
 Sterling Chemicals Hldgs, Units
  10.3802%++............................... 08/15/08  B+       200      134,500
 Sterling Chemicals, Inc. 11.25%........... 04/01/07  B+       300      321,750
                                                                   ------------
                                                                        456,250
                                                                   ------------
COMMUNICATIONS SERVICES (1.1%)
 Communication & Power Industries 12.00%... 08/01/05  B        500      555,000
                                                                   ------------
CONGLOMERATES (1.3%)
 ICF Kaiser International Inc. 13.00%...... 12/31/03  B-       225      243,000
 Jordan Industries, Inc. 10.375%........... 08/01/03  B-       400      424,000
                                                                   ------------
                                                                        667,000
                                                                   ------------
CONSUMER PRODUCTS (0.7%)
 Revlon Worldwide 11.5728%++............... 03/15/01  B-       500      338,750
                                                                   ------------
CONTAINER (3.4%)
 Bway Corp. 10.25%......................... 04/15/07  B        350      374,500
 Plastic Containers, Inc. 10.00%........... 12/15/06  B+       500      520,000
 U.S. Can Corp. 10.125%.................... 10/15/06  B        760      807,500
                                                                   ------------
                                                                      1,702,000
                                                                   ------------
DIVERSIFIED - CHEMICALS (0.6%)
 Polytama International 11.25%............. 06/15/07  B+       300      309,750
                                                                   ------------
ELECTRONIC COMPONENTS (3.4%)
 Celestica International 10.50%............ 12/31/06  B        500      537,500
 Fairchild Semiconductor 10.125%........... 03/15/07  B        250      265,000
 HCC Industries 10.75%..................... 05/15/07  B-       350      367,500
 Viasystems Inc 9.75%...................... 06/01/07  B-       500      506,250
                                                                   ------------
                                                                      1,676,250
                                                                   ------------
ENERGY SERVICES (4.8%)
 Dual Drilling Co. 9.875%.................. 01/15/04  B-       500      533,750
 Energy Corp of America 9.50%.............. 05/15/07  B        400      404,000
 Falcon Drilling Co. 8.875%................ 03/15/03  B+       150      151,875
 Flores & Rucks 9.75%...................... 10/01/06  B-       275      287,375
 Kelley Oil & Gas Corp. 10.375%............ 10/15/06  B-       350      360,500
 Mesa Operating Co. 7.2429%................ 07/01/06  B        250      192,500
 Pride Petroleum Services 9.375%........... 05/01/07  BB-      425      444,125
                                                                   ------------
                                                                      2,374,125
                                                                   ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE HIGH YIELD BOND FUND

                                                             PAR
                                            MATURITY RATING (000)     VALUE
                                            -------- ------ ------ ------------
ENTERTAINMENT & LEISURE (6.7%)
 AMC Entertainment, Inc. 9.50%............. 03/15/09  B     $  500 $    520,000
 Horseshoe Gaming L.L.C. 9.375%............ 06/15/07  B        400      402,000
 Plains Resources, Inc. 10.25%............. 03/15/06  B-       550      583,000
 Plitt Theaters, Inc. 10.875%.............. 06/15/04  B-       350      371,000
 Six Flags Theme Parks 2.4799%++........... 06/15/05  B        500      514,375
 United Artists Theater 9.30%.............. 07/01/15  BB       492      476,828
 Travelcenters of America 10.25%........... 04/01/07  B        450      462,375
                                                                   ------------
                                                                      3,329,578
                                                                   ------------
FINANCE (1.1%)
 Ocwen Financial Corp. 11.875%............. 10/01/03  B+       500      540,000
                                                                   ------------
FOOD/TOBACCO (5.1%)
 Archibald Candy Corp 10.25%............... 07/01/04  B        400      407,000
 Consolidated Cigar Corp. 10.50%........... 03/01/03  B        750      789,375
 Mac Andrews & Forbes Co. 11.875%.......... 11/15/02  B        500      537,500
 MBW Foods Inc. 9.875%..................... 02/15/07  B-       325      329,063
 Shoppers Food Warehouse 9.75%............. 06/15/04  B+       500      501,250
                                                                   ------------
                                                                      2,564,188
                                                                   ------------
HEALTHCARE (2.2%)
 Owens & Minor 10.875%..................... 06/01/06  B+       250      278,750
 Quest Diagnostic, Inc. 10.75%............. 12/15/06  B+       250      271,875
 Regency Health Services, Inc. 12.25%...... 07/15/03  B-       500      541,250
                                                                   ------------
                                                                      1,091,875
                                                                   ------------
HOTELS & GAMING (5.2%)
@Capital Gaming International, Inc.
   45.6951%++.............................. 08/01/97  NR         5          250
 Courtyard By Marriott 10.75%.............. 02/01/08  B-       350      378,875
 Eldorado Resorts LLC 10.50%............... 08/15/06  B        250      265,000
 Grand Casinos, Inc. 10.125%............... 12/01/03  BB       300      312,000
 Majestic Star Casino 12.75%............... 05/15/03  B        250      274,375
 Prime Hospitality 9.75%................... 04/01/07  NR       200      209,000
 Red Roof Inns 9.625%...................... 12/15/03  B        500      517,500
 Rio Hotel & Casino, Inc.
  9.50%.................................... 04/15/07  B         50       51,500
  10.625%.................................. 07/15/05  B        250      270,000
 Trump Atlantic City Assoc. Funding, Inc.
  11.25%................................... 05/01/06  BB-      300      293,250
                                                                   ------------
                                                                      2,571,750
                                                                   ------------

                                            PAR
                           MATURITY RATING (000)     VALUE
                           -------- ------ ------ ------------
INDUSTRIAL - OTHER (1.9%)
 Acquisition Properties
  9.00%................... 12/15/07  NR    $  400 $    406,500
 Doane Products Co.
  10.625%................. 03/01/06  B+       500      532,500
                                                  ------------
                                                       939,000
                                                  ------------
MANUFACTURING (5.1%)
 Hawk Corp. 10.25%........ 12/01/03  B+       350      360,500
 International Knife & Saw
  11.375%................. 11/15/06  B-       300      321,000
 International Wire Group
  11.75%.................. 06/01/05  B-       500      542,500
 Mettler-Toledo, Inc.
  9.75%................... 10/01/06  B        300      315,000
 Roller Bearing Co.
  9.625%.................. 06/15/07  B-       500      506,250
 Tokheim Corp. 11.50%..... 08/01/06  B        475      518,938
                                                  ------------
                                                     2,564,188
                                                  ------------
MEDIA AND COMMUNICATIONS (0.6%)
 Intermedia
  Communications, Inc.
  4.2945%++............... 05/15/06  B-       350      252,000
  13.50%.................. 06/01/05  B-        50       61,125
                                                  ------------
                                                       313,125
                                                  ------------
METALS & MINING (0.8%)
 Haynes International,
  Inc. 11.625%............ 09/01/04  B-       350      385,000
                                                  ------------
MISCELLANEOUS (3.9%)
 Amerigas Partners L.P.
  10.125%................. 04/15/07  BB+      400      425,500
 Associated Materials,
  Inc. 11.50%............. 08/15/03  B-       250      265,935
 Herff Jones, Inc. 11.00%. 08/15/05  B        500      540,000
 ML Capital Pfd. 9.875%... 03/01/27  B        300      300,000
 PMI Acquisition Corp.
  10.25%.................. 09/01/03  B        100      105,250
 Synthetic Industries
  9.25%................... 02/15/07  B        325      329,875
                                                  ------------
                                                     1,966,560
                                                  ------------
MISCELLANEOUS CONSUMER PRODUCTS (5.5%)
 American Safety Razor
  9.875%.................. 08/01/05  BB-      500      533,750
 Chattem Inc. 12.75%...... 06/15/04  B-       500      550,000
 Hedstrom Corp 10.00%..... 06/01/07  NR       200      201,500
 Keebler Corporation
  10.75%.................. 07/01/06  NR       600      672,000
 PM Holdings Corp.
  5.1115%++............... 09/01/05  B        400      306,000
 Windy Hill Pet Food Co.
  9.75%................... 05/15/07  NR       500      501,250
                                                  ------------
                                                     2,764,500
                                                  ------------
MISCELLANEOUS MATERIALS (0.1%)
 Hedstrom Holdings Inc.
  11.9999%++.............. 06/01/09  NR       100       59,500
                                                  ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE HIGH YIELD BOND FUND

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ ------------
PAPER & PAPER PRODUCTS (2.2%)
 Container Corp. of America 11.25%.......... 05/01/04  B+    $  250 $    270,000
 Pen-Tab Industries 10.875%................. 02/01/07  B-       250      253,125
 S.D. Warren Co. 12.00%..................... 12/15/04  B+       500      555,000
                                                                    ------------
                                                                       1,078,125
                                                                    ------------
PRINTING & PUBLISHING (1.0%)
 Sun Media Corp. 9.50%...................... 02/15/07  B        500      505,000
                                                                    ------------
RETAIL (0.9%)
 Safelite Glass Corp. 9.875%................ 12/15/06  NR       400      428,000
                                                                    ------------
RETAIL MERCHANDISING (1.2%)
 Specialty Retail 9.00%..................... 07/15/07  B        250      250,000
 Specialty Retail 8.50%..................... 07/15/05  B        325      325,000
                                                                    ------------
                                                                         575,000
                                                                    ------------
SAVINGS & LOAN ASSOCIATIONS (1.6%)
 Bank United Capital Trust 10.25%........... 12/31/26  NR       250      247,500
 First Federal Financial Corp. 11.75%....... 10/01/04  B+       500      544,375
                                                                    ------------
                                                                         791,875
                                                                    ------------
SERVICE (2.4%)
 Allied Waste North America 10.25%.......... 12/01/06  B+       200      213,000
 Coinmach Corp. 11.75%...................... 11/15/05  B+       482      533,815
 Intertek Finance 10.25%.................... 11/01/06  B        445      460,575
                                                                    ------------
                                                                       1,207,390
                                                                    ------------
TELECOMMUNICATIONS (4.7%)
 Brooks Fiber Properties 10.00%............. 06/01/07  NR       100      101,000
 Colt Telecom 5.9094%++..................... 12/15/06  NR       700      448,000
 Global Star Lp
  11.25%.................................... 06/15/04  B        150      139,500
  11.375%................................... 02/15/04  B        350      350,875
 Microcell Telecommunications 13.3689%++.... 06/01/06  B        200      112,000
 Nextel Communications 5.9476%++............ 08/15/04  CCC-     150      114,750
 Pricellular Wire 10.75%.................... 11/01/04  B        250      260,625
 Sprint Spectrum 11.00%..................... 08/15/06  B+       200      221,500
 Teleport Communications 4.3941%++.......... 07/01/07  B        425      306,531
 Telewest
  9.625%.................................... 10/01/06  B+       125      128,750
  11.0672%++................................ 10/01/07  B+       250      180,000
                                                                    ------------
                                                                       2,363,531
                                                                    ------------
TEXTILES & APPAREL (3.1%)
 Dan River, Inc. 10.125%.................... 12/15/03  B        500      530,000
 Glenoit Corp. 11.00%....................... 04/15/07  B-       150      157,500
 Pillowtex Corp. 10.00%..................... 11/15/06  B+       375      393,750
#@Plaid Clothing Corp.
   11.00%................................... 08/01/03  D        375       27,188
 Tultex Corp. 9.625%........................ 04/15/07  BB-      150      158,625
 Westpoint Stevens Inc. 9.375%.............. 12/15/05  B+       250      261,250
                                                                    ------------
                                                                       1,528,313
                                                                    ------------
TRANSPORTATION (2.5%)
 Coach USA, Inc. 9.375%..................... 07/01/07  B+       250      247,500
 Equimar Shipholdings Ltd. 9.875%........... 07/01/07  B        500      490,000

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ ------------
 Greyhound Lines 11.50%..................... 04/15/07  NR    $  250 $    265,000
 Sea Containers Ltd. 12.50%................. 12/01/04  BB-      215      242,950
                                                                    ------------
                                                                       1,245,450
                                                                    ------------
WASTE MANAGEMENT (0.6%)
 Allied Waste Industries 11.2999%++......... 06/01/07  B+       500      307,500
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $44,564,528)................................................   45,914,676
                                                                    ------------
COMMERCIAL PAPER (2.2%)
-----------------------
 Pfizer, Inc. 5.52%
  (Cost $1,099,070)......................... 08/05/97  AAA    1,105    1,099,070
                                                                    ------------

                                                             SHARES
                                                            --------
COMMON STOCK (1.4%)
-------------------
+@ Berg Electronics Corp...................................   3,698      132,897
+@ Capital Gaming International, Inc.......................  13,335          400
+@ Dr. Pepper Bottling Holdings,Inc., Class A..............  14,800      277,500
+ Gaylord Containers Corp., Class A........................   7,500       57,656
+ Ocwen Assest Investment Corp.............................  10,000      202,500
+ Protection One, Inc......................................   4,200       56,700
+ Wireless One Inc.........................................     450          113
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $447,305)....................................................     727,766
                                                                     -----------
PREFERRED STOCK (3.1%)
----------------------
 Capstar Broadcasting Partners.............................   3,000      301,500
 American Radio Systems....................................   2,632      280,273
 Chancellor Radio Broadcasting.............................   2,500      271,250
 Chevy Chase Pfd. Capital Corp.............................   5,185      274,805
 Criimi Mae, Inc...........................................  10,000      361,250
 Intermedia Communications, Inc., Series B.................   5,000       51,650
                                                                     -----------
TOTAL PREFERRED STOCK
 (Cost $1,380,438)..................................................   1,540,728
                                                                     -----------
                                                            WARRANTS
                                                            --------
WARRANTS (0.1%)
---------------
@+ Capital Gaming International, Inc.......................  11,375           11
+ ICF Kaiser Intl. Inc,....................................   1,575        1,575
+ Intermedia Communicaton..................................      50        2,000
 Microcell Telecommunication...............................     800       11,400
 Microcell Telecommunication...............................     800          500
@+ President Casinos, Inc..................................   4,415        1,104
+@ Wright Medical Technology, Inc..........................   2,676       26,765
                                                                     -----------
TOTAL WARRANTS
 (Cost $84,730).....................................................      43,355
                                                                     -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $48,082,833)................................................. $49,905,595
                                                                     ===========

-------
@   Restricted security.
+   Non-income producing.
++  Effective Yield.
#   Securities in default.
(a) Also cost for Federal income tax. At June 30, 1997, the excess of value over tax cost was $2,432,813, and the excess of tax cost over value was $610,051.

    The Standard & Poor's corporation ratings are the most recent ratings available at June 30, 1997.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE GROWTH EQUITY FUND

                                                           SHARES      VALUE
                                                          --------- ------------
COMMON STOCK (97.0%)
--------------------
AEROSPACE - DEFENSE (1.7%)
 United Technologies Corp. ..............................    25,000 $  2,075,000
                                                                    ------------
BEVERAGES (2.1%)
 Coca-Cola Co. ..........................................    10,000      675,000
 PepsiCo., Inc. .........................................    50,000    1,878,125
                                                                    ------------
                                                                       2,553,125
                                                                    ------------
CHEMICALS (3.8%)
 Du Pont (E.I.) de Nemours & Co. ........................    50,000    3,143,750
 Monsanto Co. ...........................................    35,000    1,507,188
                                                                    ------------
                                                                       4,650,938
                                                                    ------------
COMPUTER SOFTWARE & SERVICES (7.5%)
+ Cisco Systems, Inc. ...................................    40,000    2,686,250
 First Data Corporation..................................    25,000    1,098,438
+ Microsoft Corp. .......................................    35,000    4,426,406
+ PeopleSoft, Inc. ......................................    15,000      790,313
                                                                    ------------
                                                                       9,001,407
                                                                    ------------
COMPUTER SYSTEMS (5.4%)
+ Compaq Computer Corp. .................................    25,000    2,481,250
+ Dell Computer Corp. ...................................    15,000    1,761,094
 Hewlett-Packard Co. ....................................    25,000    1,400,000
+ Sun Microsystems, Inc. ................................    25,000      930,469
                                                                    ------------
                                                                       6,572,813
                                                                    ------------
COSMETICS & TOILETRIES (3.1%)
 Gillette Co. ...........................................    10,000      947,500
 Procter & Gamble Co. ...................................    20,000    2,825,000
                                                                    ------------
                                                                       3,772,500
                                                                    ------------
DIVERSIFIED OPERATIONS (6.8%)
 General Electric Company................................    70,000    4,576,250
 Minnesota Mining & Manufacturing Co. ...................    15,000    1,530,000
 Tyco International Ltd. ................................    15,000    1,043,438
 Unilever NV and PLC.....................................     5,000    1,090,000
                                                                    ------------
                                                                       8,239,688
                                                                    ------------
ELECTRONICS (6.4%)
+ Adaptec, Inc. .........................................    35,000    1,216,250
 Honeywell, Inc. ........................................    25,000    1,896,875
 Intel Corp. ............................................    25,000    3,539,844
 Motorola, Inc. .........................................    15,000    1,140,000
                                                                    ------------
                                                                       7,792,969
                                                                    ------------
ENTERTAINMENT (2.0%)
 The Walt Disney Co. ....................................    30,000    2,407,500
                                                                    ------------
FINANCIAL SERVICES (10.5%)
 American Express Co. ...................................    20,000    1,490,000
 BankAmerica Corp. ......................................    30,000    1,936,875
 Citicorp................................................    20,000    2,411,250
 Fannie Mae..............................................    50,000    2,181,250
 MBNA Corp. .............................................    40,000    1,465,000
 Merrill Lynch & Co., Inc. ..............................    30,000    1,788,750
 SunAmerica, Inc. .......................................    30,000    1,462,500
                                                                    ------------
                                                                      12,735,625
                                                                    ------------
INSURANCE (5.9%)
 Allstate Corp. .........................................    20,000    1,460,000
 American International Group, Inc. .....................    15,000    2,240,625
 Hartford Financial Services Group, Inc. ................    15,000    1,241,250
 Travelers Group, Inc. ..................................    35,000    2,207,188
                                                                    ------------
                                                                       7,149,063
                                                                    ------------
MEDICAL SUPPLIES (1.2%)
 Guidant Corp. ..........................................    15,000    1,275,000
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------- ------------
OIL & GAS (4.2%)
 Exxon Corp. ............................................    30,000 $  1,845,000
+ Global Marine Inc. ....................................    60,000    1,395,000
 Schlumberger Ltd. ......................................    15,000    1,875,000
                                                                    ------------
                                                                       5,115,000
                                                                    ------------
PAPER & FOREST PRODUCTS (0.8%)
 Kimberly-Clark Corp. ...................................    20,000      995,000
                                                                    ------------
PHARMACEUTICALS (16.6%)
 Abbott Laboratories.....................................    25,000    1,668,750
 American Home Products Corp. ...........................    15,000    1,147,500
 Bristol-Myers Squibb Co. ...............................    25,000    2,025,000
 Johnson & Johnson.......................................    50,000    3,218,750
 Eli Lilly & Company.....................................    20,000    2,186,250
 Merck & Co., Inc. ......................................    40,000    4,140,000
 Pfizer Inc. ............................................    25,000    2,987,500
 Schering-Plough Corp. ..................................    30,000    1,436,250
 Warner-Lambert Co. .....................................    10,000    1,242,500
                                                                    ------------
                                                                      20,052,500
                                                                    ------------
PRINTING & PUBLISHING (0.6%)
+ Electronics for Imaging, Inc. .........................    15,000      708,281
                                                                    ------------
RETAIL (8.6%)
+ Costco Companies, Inc. ................................    40,000    1,316,250
 Home Depot, Inc. .......................................    25,000    1,723,438
+ Safeway Inc. ..........................................    50,000    2,306,250
+ Staples, Inc. .........................................    50,000    1,159,375
 Walgreen Co. ...........................................    20,000    1,072,500
 Wal-Mart Stores, Inc. ..................................    85,000    2,874,063
                                                                    ------------
                                                                      10,451,876
                                                                    ------------
TELECOMMUNICATIONS (6.8%)
 GTE Corp. ..............................................    25,000    1,096,875
 Lucent Technologies, Inc. ..............................    25,000    1,801,563
 Northern Telecom Ltd. ..................................    10,000      910,000
 Oy Nokia AB (ADR).......................................    20,000    1,475,000
 SBC Communications, Inc. ...............................    35,000    2,165,625
+ Tellabs, Inc. .........................................    15,000      837,188
                                                                    ------------
                                                                       8,286,251
                                                                    ------------
TOBACCO (1.8%)
 Philip Morris Companies, Inc. ..........................    50,000    2,218,750
                                                                    ------------
TRANSPORT (1.2%)
+ Federal Express Corp. .................................    25,000    1,443,745
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $86,578,437)................................................  117,497,031
                                                                    ------------
SHORT-TERM INVESTMENTS (3.0%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ................... 1,831,428    1,831,428
 Temporary Investment Fund, Inc. ........................ 1,831,390    1,831,390
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $3,662,818).................................................    3,662,818
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $90,241,255)(a)............................................. $121,159,849
                                                                    ============

-------
 +  Non-income producing.
(a) At June 30, 1997, the cost for Federal income tax purposes was $90,297,341. The excess of value over tax cost was $30,951,236, and the excess of cost over value was $88,728.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE VALUE EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK (82.3%)
--------------------
AEROSPACE - DEFENSE (5.3%)
 Lockheed Martin Corp. ....................................  80,000 $  8,285,000
 McDonnell Douglas Corp. ..................................  81,000    5,548,500
                                                                    ------------
                                                                      13,833,500
                                                                    ------------
AIRLINES (1.5%)
+ AMR Corp. ...............................................  43,000    3,977,500
                                                                    ------------
AUTOMOBILES PARTS - EQUIPMENT (2.5%)
 Lucasvarity PLC ADR....................................... 188,520    6,527,501
                                                                    ------------
CHEMICALS (3.6%)
 Du Pont (E.I.) de Nemours & Co. ..........................  60,000    3,772,500
 Hercules, Inc. ...........................................  50,000    2,393,750
 Monsanto Co. .............................................  77,000    3,315,813
                                                                    ------------
                                                                       9,482,063
                                                                    ------------
CONGLOMERATES (2.0%)
 General Electric Co. .....................................  80,000    5,230,000
                                                                    ------------
COSMETICS (1.4%)
 Avon Products, Inc. ......................................  50,000    3,528,125
                                                                    ------------
DIVERSIFIED (3.6%)
 Canadian Pacific Limited.................................. 140,000    3,981,250
 Tenneco, Inc. ............................................  75,000    3,389,063
 Textron Inc. .............................................  29,700    1,971,338
                                                                    ------------
                                                                       9,341,651
                                                                    ------------
ENTERTAINMENT & LEISURE (2.0%)
 Carnival Corp. Class A.................................... 125,000    5,156,250
                                                                    ------------
ELECTRONIC COMPONENTS (1.3%)
+ Adaptec, Inc. ...........................................  98,000    3,405,500
                                                                    ------------
ELECTRONICS (1.0%)
+ Arrow Electronics, Inc. .................................  48,000    2,550,000
                                                                    ------------
FINANCIAL SERVICES (12.3%)
 Citicorp..................................................  70,000    8,439,375
 Countrywide Credit Industries, Inc. ...................... 210,000    6,549,375
 Federal Home Loan Mortgage Corp. ......................... 220,000    7,562,500
 Sabre Group Holdings Inc. Class A.........................  80,000    2,170,000
 Wells Fargo & Co. ........................................  27,333    7,366,244
                                                                    ------------
                                                                      32,087,494
                                                                    ------------
GAS TRANSMISSION (0.1%)
 El Paso Natural Gas Co. ..................................   6,510      358,050
                                                                    ------------
HOSPITAL MANAGEMENT (3.2%)
+ Tenet Healthcare Corp. .................................. 282,500    8,351,406
                                                                    ------------
INSURANCE (22.2%)
 Ace, Limited.............................................. 175,000   12,928,125
 AFLAC, Inc. .............................................. 105,375    4,978,969
 American International Group, Inc. .......................  23,500    3,510,313
 Everest Re Holdings, Inc. ................................ 120,000    4,755,000
 Exel Limited.............................................. 247,600   13,060,900
 General Re Corp. .........................................  41,000    7,462,000
 Mid Ocean Limited......................................... 123,000    6,449,813
 Progressive Corp. ........................................  55,000    4,785,000
                                                                    ------------
                                                                      57,930,120
                                                                    ------------
MACHINERY - DIVERSIFIED (4.5%)
 Caterpillar, Inc. ........................................  88,000    9,449,000
 Dover Corp. ..............................................  38,000    2,337,000
                                                                    ------------
                                                                      11,786,000
                                                                    ------------

                                                            SHARES     VALUE
                                                            ------- ------------
MANUFACTURING (0.9%)
 AlliedSignal, Inc. .......................................  27,000 $  2,268,000
                                                                    ------------
MEDICAL SUPPLIES (2.6%)
 Becton, Dickinson & Co. .................................. 134,000    6,783,750
                                                                    ------------
METALS (0.6%)
 Freeport-McMoran Copper & Gold, Inc.
  Class B..................................................  47,016    1,463,373
                                                                    ------------
OIL & GAS (1.4%)
+ Triton Energy Limited....................................  62,000    2,840,375
 Union Pacific Resources, Group............................  28,796      716,301
                                                                    ------------
                                                                       3,556,676
                                                                    ------------
PAPER & PAPER PRODUCTS (0.4%)
 Champion International Corp. .............................  20,000    1,105,000
                                                                    ------------
RESTAURANTS (1.7%)
 McDonald's Corporation....................................  93,000    4,493,063
                                                                    ------------
RETAIL (2.6%)
 May Department Stores Co. ................................ 144,000    6,804,000
                                                                    ------------
TELECOMMUNICATIONS (2.6%)
 Sprint Corp. .............................................  72,250    3,802,156
+ Tele-Communications Inc. Series A........................ 200,000    2,968,750
                                                                    ------------
                                                                       6,770,906
                                                                    ------------
TEXTILES (0.6%)
 Shaw Industries, Inc. .................................... 140,000    1,487,500
                                                                    ------------
TOYS (1.5%)
 Mattel, Inc. ............................................. 114,531    3,879,738
                                                                    ------------
TRANSPORT SERVICES (0.9%)
 Union Pacific Corp. ......................................  34,000    2,397,000
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $135,477,151)...............................................  214,554,166
                                                                    ------------

                                                              PAR
                                                   MATURITY  (000)
                                                   -------- -------
COMMERCIAL PAPER (14.1%)
------------------------
 Ford Motor Credit Co. 5.53%...................... 07/24/97 $ 6,483    6,460,095
 IBM Corp. 5.51%.................................. 07/23/97  10,331   10,296,213
 John Deere Credit Corp. 5.53%.................... 07/16/97  10,000    9,976,958
 Merrill Lynch & Co., Inc. 5.56%.................. 08/07/97  10,000    9,942,856
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $36,676,122)................................................   36,676,122
                                                                    ------------

                                                           SHARES
                                                          ---------
SHORT-TERM INVESTMENTS (3.6%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ................... 4,743,112    4,743,112
 Temporary Investment Fund, Inc. ........................ 4,747,444    4,747,444
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $9,490,556).................................................    9,490,556
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $181,643,829)(a)............................................ $260,720,844
                                                                    ============

-------
 +  Non-income producing.
(a) Also cost for Federal income tax purposes. At June 30, 1997, the excess of value over tax cost was $79,500,490, and the excess of tax cost over value was $423,475.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE FLEXIBLY MANAGED FUND

                                                           SHARES      VALUE
                                                          --------- ------------
COMMON STOCK (50.8%)
--------------------
AUTOMOTIVE PARTS - EQUIPMENT (0.1%)
 Exide Corp. ............................................    30,000 $    658,121
                                                                    ------------
BANKS (0.1%)
 Bank Fuer Internationalen Zahlungs......................        44      308,820
                                                                    ------------
BUILDING & CONSTRUCTION (0.5%)
 Johns Manville Corp. ...................................   210,000    2,480,625
                                                                    ------------
CHEMICALS (1.6%)
 English China Clays PLC.................................   140,689      483,810
 Great Lakes Chemical Corp. .............................   125,000    6,546,875
+ Millenium Chemicals, Inc. .............................    31,800      723,450
                                                                    ------------
                                                                       7,754,135
                                                                    ------------
COMPUTERS (0.7%)
 International Business Machines Corp. ..................    34,000    3,066,375
+ Silicon Graphics, Inc. ................................    10,500      157,500
                                                                    ------------
                                                                       3,223,875
                                                                    ------------
DIVERSIFIED OPERATIONS (2.4%)
+ Chris-Craft Industries, Inc. ..........................   130,000    6,272,500
 Corning, Inc. ..........................................    90,000    5,006,250
                                                                    ------------
                                                                      11,278,750
                                                                    ------------
ELECTRIC UTILITIES (7.1%)
 Centerior Energy Corp. ................................. 1,625,000   18,179,688
 Ohio Edison Co. ........................................   225,000    4,907,813
 Unicom Corp ............................................   449,900   10,010,275
                                                                    ------------
                                                                      33,097,776
                                                                    ------------
ENERGY (1.9%)
 Energy Group PLC........................................    73,125    3,098,672
 Wheelabrator Technologies, Inc. ........................   390,000    6,020,625
                                                                    ------------
                                                                       9,119,297
                                                                    ------------
FINANCIAL SERVICES (2.0%)
 American Express Co. ...................................    52,000    3,874,000
 Fannie Mae..............................................    66,000    2,879,250
 Fund American Enterprises, Inc. ........................    27,000    2,835,000
                                                                    ------------
                                                                       9,588,250
                                                                    ------------
FOOD/PROCESSING (0.2%)
 McCormick & Co., Inc. ..................................    35,000      885,938
                                                                    ------------
HOLDINGS COMPANY DIVERSIFIED (3.7%)
 Hanson PLC ADR..........................................    53,125    1,328,125
 Loews Corp. ............................................   128,000   12,816,000
 Lonrho PLC.............................................. 1,500,000    3,184,899
                                                                    ------------
                                                                      17,329,024
                                                                    ------------
HOTEL - MOTEL (0.5%)
+ HFS, Inc. .............................................    37,000    2,146,000
                                                                    ------------
INSURANCE (2.0%)
 CHUBB Corp .............................................         0           27
 Harleysville Group, Inc. ...............................    40,000    1,522,500
 Risk Capital Holdings, Inc. ............................    19,100      396,325
 Unitrin, Inc. ..........................................    57,000    3,494,813
 Willis Corroon Group PLC ADR............................   130,000    1,454,375
 Zurich Reinsurance Centre Holdings, Inc. ...............    64,000    2,528,000
                                                                    ------------
                                                                       9,396,040
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------- ------------
MEDICAL (0.1%)
+ Perrigo Co. ...........................................    10,000 $    125,625
+ Quest Diagnostics, Inc. ...............................    11,250      231,328
                                                                    ------------
                                                                         356,953
                                                                    ------------
MINING (2.7%)
+ Hecla Mining Co. ......................................    30,000      161,250
 Homestake Mining Co. ...................................   165,000    2,155,313
 Newmont Mining Corp. ...................................   247,700    9,660,300
 Prime Resources Group, Inc. ............................   111,900      810,341
                                                                    ------------
                                                                      12,787,204
                                                                    ------------
OFFICE SUPPLIES (0.1%)
 Cross (A.T.) Co., Class A...............................    38,000      484,500
                                                                    ------------
OIL & GAS (9.0%)
 Amerada Hess Corp. .....................................   250,000   13,890,625
 Atlantic Richfield Co. .................................    70,000    4,935,000
 Kerr-McGee Corp. .......................................    14,000      887,250
 Mitchell Energy & Development Corp.,
  Class B................................................   115,000    2,458,125
 Murphy Oil Corp. .......................................   126,000    6,142,500
 Sun Company, Inc. ......................................    20,000      620,000
 Texaco, Inc. ...........................................    64,000    6,960,000
 Union Texas Petroleum Holdings, Inc. ...................   290,000    6,071,875
                                                                    ------------
                                                                      41,965,375
                                                                    ------------
PAPER AND FOREST PRODUCTS (1.5%)
 Deltic Timber Corp......................................    30,000      879,375
 International Paper Co. ................................    28,000    1,359,750
 Weyerhaeuser Co. .......................................    90,000    4,680,000
                                                                    ------------
                                                                       6,919,125
                                                                    ------------
PHARMACEUTICALS (3.6%)
+ Genetech, Inc. ........................................   255,000   15,029,063
 Schering-Plough Corp. ..................................    42,000    2,010,750
                                                                    ------------
                                                                      17,039,813
                                                                    ------------
PHOTO EQUIPMENT (1.0%)
 Polaroid Corp. .........................................    82,000    4,551,000
                                                                    ------------
PUBLISHING NEWS (5.7%)
 Meredith Corp. .........................................   100,000    2,900,000
 New York Times Co., Class A.............................   260,000   12,870,000
 Readers Digest Assoc., Inc., Class B....................    50,300    1,392,681
 Readers Digest Assoc., Inc. ............................    10,000      286,875
 Washington Post Co., Class B............................    23,000    9,154,000
                                                                    ------------
                                                                      26,603,556
                                                                    ------------
RETAIL (1.8%)
+ Hills Stores Co. ......................................    87,000      299,063
 Limited, Inc. ..........................................    93,000    1,883,250
+ Petrie Stores Corp. ................................... 1,000,000    3,156,500
+ Toys 'R' Us, Inc. .....................................    24,500      857,500
 Wal-Mart Stores, Inc. ..................................    56,000    1,893,500
                                                                    ------------
                                                                       8,089,813
                                                                    ------------
TOBACCO (1.4%)
 Philip Morris Companies, Inc. ..........................   145,000    6,434,375
                                                                    ------------
TRANSPORTATION - MISCELLANEOUS (1.1%)
 Overseas Shipholding Group, Inc. .......................   135,000    2,649,375
 Ryder System, Inc. .....................................    70,000    2,310,000
                                                                    ------------
                                                                       4,959,375
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $181,984,762)...............................................  237,457,740
                                                                    ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                            SHARES     VALUE
                                                            ------- ------------
PREFERRED STOCK (4.1%)
----------------------
 Cleveland Electric Illum. Series L 7.00%..................  34,550 $  3,053,356
 Cleveland Electric Illum. Series R 8.80%..................   2,550    2,655,188
 Cleveland Electric Illum. Series S 9.00%..................   3,000    3,153,750
 Entergy Gulf States Utilities, Inc.
  Series B 7.20%...........................................  15,853      768,871
 International Paper Company Convertible 5.25%.............  10,000      530,000
 Kemper Co. Series E 5.75%................................. 100,000    5,200,000
 Niagara Mohawk Power Corp. Series A 6.50%.................  24,000      486,000
 Niagara Mohawk Power Corp. Series B 7.50%.................   7,000      154,438
 Niagra Mohawk Power Corp. Series C 7.20%..................  19,500      436,313
 Rouse Co. Series B........................................  55,000    2,653,750
                                                                    ------------
TOTAL PREFERRED STOCK
 (Cost $16,738,243)................................................   19,091,666
                                                                    ------------

                                                          NUMBER
                                                       OF CONTRACTS
                                                       ------------
PUT OPTIONS (0.3%)
------------------
+ Automatic Data $50, August 16, 1997.................     105            36,093
+Automatic Data $50, November 22, 1997................     205            89,683
+ CHUBB $55, July 19, 1997............................      60               750
+ HFS $60, July 19, 1997..............................     470           102,813
+ HFS $60, October 18, 1997...........................     150            76,875
+ HFS $70, October 18, 1997...........................     110           138,188
+ IBM $100, January 17, 1998..........................     140           161,000
+ IBM $78, October 18, 1997...........................     100            13,125
+ IBM $80, July 19, 1997..............................     100             1,875
+ IBM $88, October 18, 1997...........................     100            37,500
+ IBM $95, January 17, 1998...........................     100            93,750
+ Limited "B" $20, August 16, 1997....................     105             7,219
+ Limited "B" $23, August 16, 1997....................     105            25,594
+ Limited "B" $23, November 22, 1997..................     100            28,125
+ Microsoft $85, July 19, 1997........................     100               313
+Schering-Plough $50, November 22, 1997...............     110            42,625
+ Schering-Plough $43, August 16, 1997................     200             5,000
+Schering-Plough $45, November 22, 1997...............     220            38,500
+Silicon Graphics $23, November 22, 1997..............     105            79,406
+ Silicon Graphics $30, August 16, 1997...............     105           156,844
+ Toys 'R' US $30, September 20, 1997.................     130             6,500
+ Toys 'R' US $35, December 20, 1997..................     105            26,250
+ Wal-Mart $25, September 20, 1997....................     210             1,313
+ Wal-Mart $35, December 20, 1997.....................     120            30,750
+ Wal-Mart $33, December 20, 1997.....................     110            15,813
                                                                    ------------
TOTAL PUT OPTIONS
 (Cost $2,107,046).................................................    1,215,904
                                                                    ------------

                                                              PAR
                                            MATURITY RATING  (000)
                                            -------- ------  -----
U.S. TREASURY OBLIGATIONS (4.3%)
--------------------------------
 U.S Treasury Notes
  5.50%.................................... 02/28/99   NA   $10,000    9,917,200
  5.75%.................................... 10/31/97   NA     2,500    2,501,950
  6.125%................................... 07/31/00  NA      1,250    1,245,700
  6.25%.................................... 04/30/01  NA      2,500    2,492,975
  6.75%.................................... 05/31/99  NA      2,000    2,023,120
  7.375%................................... 11/15/97  NA      2,000    2,012,500
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $20,179,805)................................................   20,193,445
                                                                    ------------

                                                             PAR
                                           MATURITY RATING  (000)     VALUE
                                           -------- ------  -----     -----
AGENCY OBLIGATION (2.5%)
------------------------
 Tennessee Valley Authority 5.98%
  (Cost $11,489,607)...................... 04/01/36  AAA   $11,400 $ 11,428,500
                                                                   ------------
MEDIUM TERM NOTE (0.3%)
-----------------------
 Federal National Mortgage Assoc. 5.37%
  (Cost $1,576,000)....................... 02/07/01  NR      1,600    1,544,656
                                                                   ------------
COMMERCIAL PAPER (11.5%)
------------------------
 Archer Daniels Midland Corp.
  5.52%................................... 07/15/97  NR      2,400    2,394,848
  5.60%................................... 07/15/97  NR        412      411,103
 Bell Atlantic Network 5.50%.............. 07/02/97  A      10,000    9,998,472
 Ciesco L.P.
  5.55%................................... 07/01/97  AAA     3,300    3,300,000
  6.20%................................... 07/01/97  AAA    12,700   12,700,000
 Island Finance Puerto Rico 5.63%......... 07/10/97  NR      1,000      998,582
 Motorola Credit Corporation 5.50%........ 08/18/97  NR      8,000    7,941,333
 Pitney Bowes Credit Corp 5.52%........... 07/09/97  NR     14,000   13,982,827
 Shell Oil Company 5.50%.................. 07/02/97  NR      2,000    1,999,694
                                                                   ------------
TOTAL COMMERCIAL PAPER
 (Cost $53,726,859)...............................................   53,726,859
                                                                   ------------
CONVERTIBLE BONDS (26.1%)
-------------------------
 Alza Corp. 5.0261%++..................... 07/14/14  BBB-    5,500    2,433,750
 Automatic Data Processing, Inc.
  5.1212%++............................... 02/20/12  AA     21,800   13,182,024
 Comcast Corp. 3.375%..................... 09/09/05  BB-     4,900    5,174,057
 Deutsche Bank Financial 4.4999%++........ 02/12/17  AAA     2,500    1,150,525
 Ensearch Corp. 6.375%.................... 04/01/02  BBB-    5,325    5,319,995
 Grand Metro PLC Euro-Bond 6.50%.......... 01/31/00  A+      3,000    4,214,730
 Grand Metropolitan PLC 6.50%............. 01/31/00  A+      1,300    1,826,383
 Homestake Mining Co. 5.50%............... 06/23/00  BBB-    4,900    4,705,764
 Lonhro Finance Conv. Euro Bond 6.00%..... 02/27/04  BB      1,800    2,810,205
 Marriott International 3.8867%++......... 03/25/99  BBB     7,100    4,328,728
 McKesson Corp. 4.50%..................... 03/01/04  A-      1,500    1,316,250
 Merck & Company 5.76%.................... 05/03/37  AAA     1,150    1,159,315
 Office Depot Inc.
  4.6260%++............................... 12/11/07  BB-     1,200      815,364
  4.2615%++............................... 11/01/08  BB-     5,000    3,105,550
 Ogden Corp. 5.75%........................ 10/20/02  BBB       250      233,750
 Outboard Marine Corp. 7.00%.............. 07/01/02  B+      1,850    1,852,313
 Peninsular & Oriental 7.25%.............. 05/19/03  NR      1,600    2,836,017

--------------------------------------------------------------------------------

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------  -----     -----
 Pep Boys Convertible 4.2031%++............ 09/20/11  BBB   $ 3,694 $  2,109,052
 Potomac Electric Power Co. 5.00%.......... 09/01/02  A-      2,300    2,139,000
 Roche Holdings, Inc. 144A 6.375%++........ 05/06/12  NR     17,700    7,743,750
 Rouse Company Euro Bond 5.75%............. 07/23/02  BBB-    6,700    7,051,750
 Sandoz Capital 2.00%...................... 10/06/02  AAA       500      767,500
 Silicon Graphics 3.8396%++................ 11/02/13  BB+     4,500    2,206,215
 Time Warner Inc
  6.2910%++................................ 12/17/12  BBB-   20,000    7,906,800
  5.1063%.................................. 06/22/13  BBB-   16,600    7,724,810
 UBS Finance 2.00%......................... 12/15/00  AAA       300      289,596
 USF&G Corp. 4.3663%++..................... 03/03/09  BBB-    5,100    3,687,198
 U.S. Cellular Corp. 6.0276%++............. 06/15/15  BBB-   11,900    4,164,643
 U.S. West, Inc. 7.1386%++................. 06/25/11  BBB    23,800    9,177,042
 WMX Technologies 2.00%.................... 01/24/05  A       8,550    8,039,736
 Zurich Insurance Eurobond 1.00%........... 04/15/03  A       2,700    2,598,750
                                                                    ------------
TOTAL CONVERTIBLE BONDS
 (Cost $112,299,627)...............................................  122,070,562
                                                                    ------------
                                                            SHARES
                                                            -------
SHORT-TERM INVESTMENTS (0.1%)
-----------------------------
 Temporary Investment Fund, Inc.
  (Cost $448,474).......................................... 448,474      448,474
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $400,550,423)(a)............................................ $467,177,806
                                                                    ============

-------
+    Non-income producing.
++   Effective Yield.
(a) At June 30, 1997, the cost for Federal income tax purposes was $400,556,401. The excess of value over tax cost was $73,629,989 and the excess of tax cost over value was $7,008,584.
ADR--American Depository Receipt

     The Standard & Poor's Corporation ratings are the most recent ratings available at June 30, 1997.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK (88.5%)
--------------------
AUSTRALIA (0.6%)
 National Austrailia Bank Limited..........................  50,000 $    717,148
                                                                    ------------
BELGIUM (0.7%)
+ Barco N.V. ..............................................   4,500      911,503
                                                                    ------------
BRAZIL (0.6%)
 Companhia Cervejaria Brahma (ADR).........................  47,000      719,688
                                                                    ------------
FINLAND (0.5%)
 Cultor Oy, Series II......................................  12,000      631,774
                                                                    ------------
FRANCE (7.8%)
 AXA SA....................................................  27,500    1,710,211
 Carrefour Supermarche SA..................................   2,100    1,525,012
 Compagnie Generale Des Eaux...............................   8,400    1,076,227
+ Dassault Systemes SA.....................................  17,500    1,241,663
 Scor SA...................................................  22,000      885,660
 Societe Bic SA............................................  10,000    1,635,132
 Total SA-B................................................  14,185    1,433,657
 Valeo SA..................................................   8,063      500,748
                                                                    ------------
                                                                      10,008,310
                                                                    ------------
GERMANY (5.5%)
 Adidas AG.................................................  14,000    1,565,277
 Bayer AG..................................................  35,000    1,348,546
 Bayerische Motoren Werke (BMW) AG.........................   1,000      824,494
 CKAG Colonia Konzern AG...................................   4,400      416,261
 Gehe AG...................................................  10,800      743,077
 SGL Carbon AG.............................................   9,700    1,324,775
 VEBA AG...................................................  16,000      903,618
                                                                    ------------
                                                                       7,126,048
                                                                    ------------
HONG KONG (1.6%)
 Dah Sing Financial Group.................................. 130,800      724,340
 Sun Hung Kai Properties Limited........................... 115,000    1,384,281
                                                                    ------------
                                                                       2,108,621
                                                                    ------------
IRELAND (3.7%)
 Allied Irish Banks PLC.................................... 191,801    1,467,678
 CRH PLC...................................................  92,021      961,601
+ Elan Corp. PLC (ADR).....................................  31,000    1,402,750
 Greencore Group PLC....................................... 202,027      987,442
                                                                    ------------
                                                                       4,819,471
                                                                    ------------
JAPAN (27.1%)
 Bank of Tokyo-Mitsubishi..................................  75,000    1,505,236
 Bridgestone Corp. ........................................ 100,000    2,321,117
 Canon, Inc. ..............................................  40,000    1,089,005
 Credit Saison Co.limited..................................  67,000    1,636,998
 Ezaki Glico Co. Limited...................................  82,000      736,998
 Fuji Photo Film Co. Limited...............................  60,000    2,413,613
 Hitachi Maxell Limited....................................  25,000      619,546
 Hoya Corp ................................................  28,000    1,246,073
 Ito-Yokado Co. Limited....................................  18,000    1,044,503
 JUSCO Co. Limited.........................................  56,000    1,891,100
 Komatsu Limited........................................... 150,000    1,217,278
 Kyocera Corp. ............................................  11,000      873,473
 Mitsubishi Heavy Industries Limited....................... 275,000    2,109,293
 Mitsui & Co. Limited...................................... 125,000    1,199,825
 Murata Manufacturing Co. Limited..........................  18,000      716,230
 Nikko Securities Co. Limited..............................  60,000      369,110
 Nippon Steel Corp. ....................................... 500,000    1,596,859
 NTT Data Corp. ...........................................  29,000    1,121,030

                                                            SHARES     VALUE
                                                            ------- ------------
 Omron Corp. ..............................................  73,000 $  1,547,906
 Rohm Co. Limited..........................................  25,000    2,574,171
 SMC Corp. ................................................  10,000      844,677
 Sony Corp. ...............................................  16,000    1,394,764
 Taisho Pharmaceutical Co. Limited.........................  58,000    1,563,874
 Takeda Chemical Ind. .....................................  60,000    1,685,864
 Tokyo Broadcasting System, Inc. ..........................  30,000      615,183
 Yasuda Fire & Marine Insurance Co. Limited................ 145,000      974,258
                                                                    ------------
                                                                      34,907,984
                                                                    ------------
MALAYSIA (1.3%)
 Malayan Banking Berhad....................................  80,000      840,003
 Telekom Malaysia Berhad...................................  45,000      210,397
 United Engineers (Malaysia) Limited.......................  90,000      649,021
                                                                    ------------
                                                                       1,699,421
                                                                    ------------
NETHERLANDS (6.7%)
 Aegon N.V. (ADR)..........................................   9,918      694,880
 Aegon N.V. ...............................................  10,246      714,971
 Elsevier N.V. ............................................ 105,000    1,754,189
 Hagemeyer N.V. ...........................................  24,218    1,250,805
 Ing Groep N.V. ...........................................  27,409    1,263,441
 Oce-Van Der Grinten N.V. .................................   6,000      773,799
 Vendex International N.V. ................................  39,494    2,162,484
                                                                    ------------
                                                                       8,614,569
                                                                    ------------
NORWAY (0.5%)
+ Smedving-ASA (ADR) B.....................................  25,000      637,500
                                                                    ------------
PHILIPPINES (0.3%)
 Manila Electric Co. B.....................................  88,725      437,235
                                                                    ------------
SINGAPORE (0.6%)
 City Developments Limited.................................  80,000      783,381
                                                                    ------------
SPAIN (1.2%)
 Banco Intercontinental Espanol SA.........................   2,600      458,803
 Banco Popular Espanol SA..................................   4,500    1,102,552
                                                                    ------------
                                                                       1,561,355
                                                                    ------------
SWEDEN (5.3%)
 Assa Abloy AB B...........................................  66,000    1,349,938
 Astra AB B................................................  80,000    1,423,981
 Autoliv AB................................................  27,000    1,056,375
 Hennes & Mauritz AB B.....................................  35,000    1,255,049
 OM Gruppen AB.............................................  17,000      528,169
 Telefonaktiebolaget LM Ericsson B.........................  30,000    1,182,555
                                                                    ------------
                                                                       6,796,067
                                                                    ------------
SWITZERLAND (7.7%)
 Nestle SA.................................................   1,100    1,450,698
+ Pharma Vision 2000 AG....................................   3,050    1,743,872
 Roche Holding AG-Genusshein...............................     485    4,385,391
 Schweizerische Bankgesellschaft...........................   2,002    2,289,332
                                                                    ------------
                                                                       9,869,293
                                                                    ------------
THAILAND (0.3%)
 Bangkok Bank Public Co. Limited (Foreign).................  60,000      428,916
                                                                    ------------
UNITED KINGDOM (16.5%)
 Baa PLC...................................................     765        7,051
 Barclays PLC..............................................       1           20
 British Petroleum Co. PLC (ADR)...........................  20,202    1,512,628
 Dixons Group PLC.......................................... 145,000    1,127,662
 EMI Group PLC.............................................  32,188      577,571
 General Accident PLC......................................  90,000    1,314,427

--------------------------------------------------------------------------------

                                                            SHARES     VALUE
                                                            ------- ------------
 GKN PLC................................................... 102,474 $  1,765,381
 HSBC Holdings PLC.........................................  76,618    2,358,547
 Lloyds Tsb Group PLC...................................... 120,000    1,230,995
 Mirror Group PLC.......................................... 170,000      532,232
 Misys PLC.................................................  50,000    1,134,490
 Norwich Union PLC.........................................  85,000      452,256
 Powerscreen International PLC............................. 110,450    1,203,842
 Provident Financial PLC...................................  93,293      865,363
 Rentokil Initial PLC...................................... 244,000      857,366
 Reuters Holdings PLC......................................  90,000      948,725
 Shell Transport & Trading Co. PLC......................... 276,000    1,882,163
 Siebe PLC.................................................  94,090    1,593,524
 Smiths Industries PLC.....................................  90,000    1,153,308
 Zeneca Group PLC..........................................  23,000      760,679
                                                                    ------------
                                                                      21,278,230
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $88,634,993)................................................  114,056,514
                                                                    ------------
WARRANTS (0.0%)
---------------
+Cie Generale
   (Cost $6,246)...........................................   4,700        2,815
                                                                    ------------
PREFERRED STOCK (0.6%)
----------------------
 SAP AG
  (Cost $824,494)..........................................   4,000      824,494
                                                                    ------------

                                                              PAR
                                                    MATURITY (000)
                                                    -------- ------
U.S. GOVERNMENT OBLIGATION (1.6%)
---------------------------------
 U.S. Treasury Bill 5.07%
  (Cost $1,999,437)................................ 07/03/97 $2,000    1,999,442
                                                                    ------------

                                                           SHARES
                                                          ---------
SHORT-TERM INVESTMENTS (9.3%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ................... 6,011,506    6,011,506
 Temporary Investment Fund, Inc. ........................ 6,010,424    6,010,424
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $12,021,930)................................................   12,021,930
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $103,487,100)(a)............................................ $128,905,195
                                                                    ============

-------
 + Non-income producing.
(a) Also cost for Federal income tax purposes. At June 30, 1997, the excess of value over tax cost $26,191,043 and the excess of tax cost over value was $772,948.
ADR--American Depository Receipt

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE SMALL CAP FUND

                                                          SHARES    VALUE
                                                          ------ -----------
COMMON STOCK (86.0%)
--------------------
ADVERTISING (0.2%)
+ Katz Media Group, Inc. ................................  9,000 $    59,063
                                                                 -----------
AUTO-PARTS/EQUIPMENT (2.0%)
 Borg-Warner Automotive, Inc. ........................... 10,200     551,438
                                                                 -----------
BROADCASTING (1.7%)
+ American Radio Systems Corp. .......................... 11,900     474,513
                                                                 -----------
BUILDING MATERIALS (1.8%)
 Chicago Bridge & Iron Co. .............................. 14,500     320,813
+ Dal-Tile International, Inc. ..........................  9,600     178,200
                                                                 -----------
                                                                     499,013
                                                                 -----------
CABLE OPERATORS (1.5%)
+ Cable Design Techologies...............................  3,500     103,031
 TCA Cable T.V., Inc. ................................... 10,900     409,431
                                                                 -----------
                                                                     512,462
                                                                 -----------
CHEMICALS (4.4%)
+ McWhorter Technologies, Inc. .......................... 23,000     549,125
 Schulman (A.), Inc. .................................... 27,100     669,878
                                                                 -----------
                                                                   1,219,003
                                                                 -----------
COMPUTER SOFTWARE & SERVICES (10.3%)
+ Auspex Systems, Inc. .................................. 63,300     613,219
 BA Merchant Services, Inc. ............................. 10,600     202,062
+ BanTec, Inc. .......................................... 22,000     570,625
+ The BISYS Group, Inc. ................................. 15,500     650,516
+ Wang Laboratories, Inc. ............................... 38,000     811,063
                                                                 -----------
                                                                   2,847,485
                                                                 -----------
CONSUMER NON-DURABLE (0.9%)
 Jostens, Inc. ..........................................  9,500     254,125
                                                                 -----------
ELECTRONICS (7.7%)
 AMETEK, Inc. ........................................... 13,800     324,300
 EG&G, Inc. ............................................. 15,100     339,750
+ Exar Corp. ............................................ 26,300     567,094
+ Oak Industries, Inc. .................................. 16,060     461,725
+ Tracor, Inc. .......................................... 14,100     352,500
                                                                 -----------
                                                                   2,045,369
                                                                 -----------
FINANCIAL SERVICES (1.3%)
 Enhance Financial Services Group........................  8,300     364,163
                                                                 -----------
HEALTH CARE (5.5%)
+ CorVel Corp. .......................................... 18,700     549,313
+ Magellan Health Services, Inc. ........................ 32,600     961,700
                                                                 -----------
                                                                   1,511,013
                                                                 -----------
INFORMATION PROCESSING (0.7%)
 Reynolds & Reynolds Co., Class A........................ 12,300     193,725
                                                                 -----------
INSURANCE (11.2%)
 Capsure Holdings Corp. ................................. 31,400     406,238
+ Delphi Financial Group Inc. Class A.................... 10,914     420,189
 E.W. Blanch Holdings, Inc. ............................. 26,400     704,550
+ Gryphon Holdings, Inc. ................................ 22,500     348,750
 Horace Mann Educators Corp. ............................  6,900     338,100
 United Wisconsin Services Inc. ......................... 13,200     444,675
 Renaissance Re Holdings Limited......................... 11,300     430,813
                                                                 -----------
                                                                   3,093,315
                                                                 -----------

                                                          SHARES    VALUE
                                                          ------ -----------
MACHINERY (DIVERSIFIED) (4.5%)
+ Baldwin Technology Co., Inc. .......................... 87,600 $   251,850
 JLG Industries, Inc. ................................... 21,100     287,488
+ OmniQuip International, Inc. .......................... 27,000     623,531
 United Dominion Industries, Limited.....................  3,100      76,144
                                                                 -----------
                                                                   1,239,013
                                                                 -----------
MANUFACTURING (4.6%)
 Durco International, Inc. .............................. 14,600     429,788
 Keystone International,Inc. ............................ 15,500     537,656
 Watts Industries, Inc. ................................. 12,100     290,400
                                                                 -----------
                                                                   1,257,844
                                                                 -----------
MEDICAL SUPPLIES (4.6%)
 DENTSPLY International Inc. ............................ 10,100     494,269
+ SpaceLabs Medical, Inc. ............................... 22,200     564,713
 Vital Signs, Inc. ...................................... 11,700     201,094
                                                                 -----------
                                                                   1,260,076
                                                                 -----------
METAL FABRICATE/HARDWARE (2.4%)
 EASCO, Inc. ............................................ 25,800     256,388
 Kaydon Corp. ...........................................  8,200     406,925
                                                                 -----------
                                                                     663,313
                                                                 -----------
MISCELLANEOUS (0.7%)
 Roper Industries, Inc. .................................  3,600     186,750
                                                                 -----------
OFFICE EQUIPMENT & SERVICES (2.7%)
+ International Imaging Materials, Inc. ................. 39,500     634,461
+ Nu-Kote Holdings, Inc. ................................ 45,600     116,850
                                                                 -----------
                                                                     751,311
                                                                 -----------
OIL & GAS (5.6%)
 KCS Energy, Inc. ....................................... 16,800     342,300
+ Nuevo Energy Co. ...................................... 10,500     430,500
 St. Mary Land & Exploration Co. ........................ 22,300     779,106
                                                                 -----------
                                                                   1,551,906
                                                                 -----------
PAPER AND FOREST PRODUCTS (0.6%)
 Rock-Tenn Company.......................................  9,600     168,600
                                                                 -----------
PRINTING AND PUBLISHING (2.1%)
 Bowne & Co., Inc. ......................................  9,200     320,850
 John H. Harland Co. ....................................  7,600     173,375
 Merrill Corp. ..........................................  2,900     104,581
                                                                 -----------
                                                                     598,806
                                                                 -----------
POLLUTION CONTROL (1.6%)
+ Lydall, Inc. .......................................... 21,300     449,963
                                                                 -----------
PUBLISHING NEWS (1.8%)
 Hollinger International, Inc. .......................... 43,700     488,894
                                                                 -----------
RETAIL (0.8%)
+ Ann Taylor Stores Corporation.......................... 11,800     230,100
                                                                 -----------
TECHNOLOGY (0.7%)
 BDM International Inc. .................................  8,400     193,200
                                                                 -----------
TELEPHONE (0.9%)
 ACC Corp. ..............................................  8,800     272,250
                                                                 -----------
TEXTILES (2.1%)
+ Burlington Industries, Inc. ...........................  9,700     116,400
+ Westpoint Stevens, Inc. ............................... 11,800     460,938
                                                                 -----------
                                                                     577,338
                                                                 -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE SMALL CAP FUND

                                                              SHARES    VALUE
                                                              ------ -----------
TRANSPORTATION
 (1.1%)
 Interpool, Inc. ............................................ 19,800 $   292,050
                       -----------
TOTAL COMMON STOCK
 (Cost $20,489,409)...  23,806,101
                       -----------

                                                               PAR
                                                     MATURITY (000)
                                                     -------- ------
AGENCY OBLIGATIONS (9.2%)
-------------------------
 Federal Farm Credit Bureau 5.37%................... 07/21/97 $1,250   1,246,271
 Federal Home Loan Bank 5.46%....................... 08/14/97    240     238,396
 Federal National Mortgage Disc. Note 5.44%......... 08/27/97  1,060   1,050,796
                                                                     -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $2,530,653)..................................................   2,535,463
                                                                     -----------

               SHARES
              ---------
SHORT-TERM INVESTMENTS (4.8%)
-----------------------------
 Temporary Investmen Fund Class B
  (Cost $1,334,175)........................................1,334,175   1,334,175
                                                                     -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $24,354,237)(a).............................................. $27,675,739
                                                                     ===========

-------
+   Non-income producing.
(a) At June 30, 1997, the cost for Federal income tax purposes was $24,355,388. The excess of value over tax cost was $4,089,059 and the excess of tax cost over value was $768,708.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE EMERGING GROWTH FUND

                                                              SHARES    VALUE
                                                              ------ -----------
COMMON STOCK (68.7%)
--------------------
ADVERTISING (0.4%)
+ Universal Outdoor Holdings, Inc. ..........................  1,400 $    48,913
                                                                     -----------
AUDIO/VIDEO (0.7%)
+ Gemstar International Group Limited........................  4,900      90,956
                                                                     -----------
AUTO-PARTS/EQUIPMENT (0.3%)
+ Miller Industries, Inc. ...................................  2,200      35,200
                                                                     -----------
BROADCASTING (0.9%)
+ Emmis Broadcasting Corp. ..................................  1,700      74,481
 VDI Media...................................................  3,000      34,875
                                                                     -----------
                                                                         109,356
                                                                     -----------
BUILDING MAINTANCE & SERVICES (0.2%)
 Fairfield Communities Inc. .................................    900      30,263
                                                                     -----------
BUSINESS SERVICES (5.1%)
+ Accu Staff, Inc. ..........................................  2,800      66,325
+ Apollo Group, Inc. ........................................  1,500      52,969
 ASI Solutions, Inc. ........................................  3,700      36,075
 Comdisco, Inc. .............................................  2,500      65,000
+ CoreStaff, Inc. ...........................................  2,300      62,244
+ Forrester Research, Inc. ..................................  2,400      70,050
 MAXIMUS, Inc. ..............................................  4,000      71,500
+ On Assignment, Inc. .......................................  1,600      62,600
+ Romac International, Inc. .................................  2,800      92,750
 Sothebys Holdings, Inc. ....................................  2,100      35,438
                                                                     -----------
                                                                         614,951
                                                                     -----------
CARE FACILITY (0.9%)
+ Assisted Living Concepts...................................  2,100      58,013
+ Sunrise Assisted Living, Inc. .............................  1,300      45,663
                                                                     -----------
                                                                         103,676
                                                                     -----------
COLLECTIBLES (0.3%)
 Racing Champions Corp. .....................................  2,600      40,137
                                                                     -----------
COMMERCIAL SERVICES (0.7%)
+ The Profit Recovery Group International, Inc. .............  5,900      81,309
                                                                     -----------
COMMUNICATION EQUIPMENT (1.0%)
+ Digital Microwave Corp. ...................................  1,600      47,400
 RF Micro Devices, Inc. .....................................  3,900      74,344
                                                                     -----------
                                                                         121,744
                                                                     -----------
COMMUNICATIONS SERVICES (0.6%)
+ Technology Solutions Company...............................  1,700      67,044
                                                                     -----------
COMPUTERS (3.9%)
+ Complete Business Solutions, Inc. .........................  3,400      82,875
+ Great Plains Software, Inc. ...............................  2,100      56,962
 Intelligroup, Inc. .........................................  7,500      73,594
+ Iomega Corp. ..............................................  2,800      55,650
 Peerless Systems Corp. .....................................  3,000      42,000
+ Siebl Systems, Inc. .......................................  2,900      93,706
+ UniComp, Inc. .............................................  8,300      58,619
                                                                     -----------
                                                                         463,406
                                                                     -----------
COMMUNICATIONS (2.0%)
+ RadiSys Corp. .............................................  1,700      67,044
+ SpecTran Corp. ............................................  1,800      34,537
+ Spectrian Corp. ...........................................  3,800     140,005
                                                                     -----------
                                                                         241,586
                                                                     -----------

                                                             SHARES    VALUE
                                                             ------ ------------
COMPUTER SERVICES & SOFTWARE (18.1%)
 Accelr8 Technology Corp. ..................................  3,700 $     55,731
 Analysts International Corp. ..............................  1,000       33,500
+ Arbor Software Corp. .....................................  1,700       60,031
 Aris Corp. ................................................  4,500       97,312
+ BDM International, Inc. ..................................  1,600       36,600
+ Citrix Systems, Inc. .....................................  1,600       70,250
+ Computer Concepts Corp. .................................. 63,000       29,531
+ Computer Horizons Corp. ..................................    500       17,094
+ Computer Learning Centers, Inc. ..........................  1,800       75,375
+ Computer Management Sciences, Inc. .......................  3,200       66,800
 Computer Task Group, Inc. .................................  1,200       44,700
+ Compuware Corp. ..........................................  1,500       71,812
 Crystal Systems Solutions..................................  1,600       33,400
 Data Dimensions, Inc. .....................................  2,500       54,922
 DataWorks Corp. ...........................................  1,000       21,812
 ECsoft Group PLC...........................................  6,400       89,200
+ JDA Software Group, Inc. .................................  1,300       44,444
 Keane, Inc. ...............................................  1,200       62,400
 LGS Group, Inc. ...........................................  6,400       44,029
 Mastech Corp. .............................................  1,300       26,081
+ Metro Information Services, Inc. .........................  1,900       37,406
+ Micro Focus Group.........................................  3,000       89,625
 New Era of Networks........................................  5,200       87,750
 ONTRAK Data International, Inc. ...........................  3,300       75,075
+ Pure Atria Corp. .........................................  3,000       42,562
 Rational Software Corp. ...................................  2,600       43,631
+ Remedy Corp. .............................................  3,100      123,516
 RWD Technologies, Inc. ....................................  1,700       29,644
 SEEC, Inc. ................................................  4,500       84,938
+ Segue Software, Inc. .....................................  2,900       39,694
 Simulation Sciences, Inc. .................................  3,400       51,212
 Smallworldwide PLC (ADR)...................................  3,600       61,200
+ Software Artistry, Inc. ..................................  4,600       73,312
+ Strategia Corp. ..........................................    400        5,425
 Technology Modeling Association Inc. ......................  2,500       34,219
+ The Vantive Corp. ........................................  4,000      113,500
+ Transactions Systems Architects, Inc. ....................  1,300       44,769
 Vanstar Corp. .............................................  2,900       40,963
+ Viasoft, Inc. ............................................  1,200       61,050
                                                                    ------------
                                                                       2,174,515
                                                                    ------------
DISTRIBUTION SERVICES (0.4%)
+ MicroAge, Inc. ...........................................  2,800       51,975
                                                                    ------------
EDUCATION (1.2%)
 Abacus Direct Corp. .......................................  1,000       32,562
 Education Management Corp. ................................  1,200       30,900
 Strayer Education, Inc. ...................................  2,100       81,375
                                                                    ------------
                                                                         144,837
                                                                    ------------
ELECTRONICS (0.2%)
 CellStar Corp. ............................................    800       24,550
                                                                    ------------
ELECTRONICS - DEFENSE (0.2%)
 Nichols Research Corp. ....................................  1,400       28,963
                                                                    ------------
ELECTRONICS - INSTRUMENTS (0.0%)
 Intest Corp. ..............................................    600        5,475
                                                                    ------------
FINANCE (1.5%)
 Resource Bancshares Mortgage Group.........................  2,800       55,125
+ Financial Federal Corp. ..................................  3,100       68,200
+ Southern Pacific Funding..................................  3,400       56,525
                                                                    ------------
                                                                         179,850
                                                                    ------------

--------------------------------------------------------------------------------

                                                              SHARES    VALUE
                                                              ------ -----------
HEALTHCARE (0.6%)
+ MedQuist, Inc. ............................................  1,400 $    42,437
+ Renal Care Group, Inc. ....................................    800      33,400
                                                                     -----------
                                                                          75,837
                                                                     -----------
HELP SUPPORT SERVICES (0.8%)
+ Alternative Resources Corporation..........................  3,300      67,134
+ SCB Computer Technology, Inc. .............................  1,200      29,100
                                                                     -----------
                                                                          96,234
                                                                     -----------
HEATING & AIR CONDITIONING (0.3%)
 Comfort Systems USA, Inc. ..................................  2,300      35,938
                                                                     -----------
HOTEL & MOTELS (2.1%)
+ Doubletree Corp. ..........................................  2,300      94,516
 Four Seasons Hotels, Inc. ..................................  3,400     100,725
+ Suburban Lodges of America, Inc. ..........................  2,800      58,275
                                                                     -----------
                                                                         253,516
                                                                     -----------
HUMAN RESOURCES (1.0%)
 RCM Technologies, Inc. .....................................  6,600      70,537
 Staff Leasing, Inc. ........................................  2,700      50,119
                                                                     -----------
                                                                         120,656
                                                                     -----------
INSURANCE (1.4%)
 ARM Financial Group, Inc. ..................................  1,700      34,000
 SunAmerica, Inc. ...........................................  1,500      73,125
                                                                     -----------
                                                                         107,125
                                                                     -----------
MACHINERY (DIVERSIFIED) (0.8%)
+ ASM Lithography Holding....................................  1,600      93,450
 Hirsch International Co. ...................................    200       4,413
                                                                     -----------
                                                                          97,863
                                                                     -----------
MEDICAL SERVICES (3.6%)
+ Cerner Corp. ..............................................  2,100      44,100
+ Coventry Corp. ............................................  5,200      79,138
+ Cytyc Corp. ...............................................  2,200      59,538
+ Lincare Holdings, Inc. ....................................  1,600      68,850
+ Medical Manager Corp. .....................................  2,600      38,837
 SeaMed Corp. ...............................................  2,200      44,688
+ Sunquest Information Systems, Inc. ........................  2,400      36,450
+ Universal Health Services, Inc. ...........................  1,700      65,450
                                                                     -----------
                                                                         437,051
                                                                     -----------
MEDICAL INFORMATION SYSTEMS (1.4%)
 HBO & Co. ..................................................  1,500     103,313
+ Transition Systems, Inc. ..................................  3,500      63,766
                                                                     -----------
                                                                         167,079
                                                                     -----------
MANUFACTURING (1.0%)
 Optical Coating Laboratory, Inc. ...........................  1,900      25,412
+ Vans, Inc. ................................................  3,800      57,356
 Wesley Jessen VisionCare, Inc. .............................  1,600      38,300
                                                                     -----------
                                                                         121,068
                                                                     -----------
PHARMACEUTICALS (1.5%)
+ Medicis Pharmaceutical Corp. ..............................  2,300     114,569
+ Vertex Pharmaceuticals, Inc. ..............................  1,600      61,000
                                                                     -----------
                                                                         175,569
                                                                     -----------
PUBLISHING NEWS (0.6%)
 Journal Register Co. .......................................  3,400      67,575
                                                                     -----------

                                                              SHARES    VALUE
                                                              ------ -----------
RACE TRACKS (0.3%)
+ Speedway Motorsports, Inc. ................................  1,600 $    34,800
                                                                     -----------
REAL ESTATE (0.3%)
 CB Commercial Real Estate Services Gourp, Inc. .............  1,300      39,569
                                                                     -----------
RECREATIONAL (0.6%)
 Silverleaf Resorts, Inc. ...................................  4,600      70,725
                                                                     -----------
RESTAURANTS (0.7%)
+ Foodmaker Inc. ............................................  2,900      47,487
+ NPC International, Inc. ...................................  2,600      30,712
                                                                     -----------
                                                                          78,199
                                                                     -----------
RETAIL (5.9%)
+ Bed Bath & Beyond, Inc. ...................................  2,300      69,934
 Claire's Stores, Inc. ......................................  4,900      85,750
 Coldwater Creek, Inc. ......................................  2,300      58,363
+ Delia's, Inc. .............................................  2,400      44,400
+ DM Management Co. .........................................  3,500      39,375
+ Dress Barn, Inc. ..........................................  1,900      36,991
+ Gadzooks, Inc. ............................................  2,400      47,100
+ General Nutrition Companies, Inc. .........................  1,400      39,113
+ K&G Mens Center, Inc. .....................................  2,000      44,750
+ Pacific Sunwear of California..............................  1,400      45,500
+ Piercing Pagoda, Inc. .....................................  1,600      40,000
+ The Wet Seal, Inc. ........................................  4,900     154,503
                                                                     -----------
                                                                         705,779
                                                                     -----------
SEMICONDUCTORS (0.9%)
 Vitesse Semiconductor Corp. ................................  3,300     107,766
                                                                     -----------
TELECOMMUNICATIONS (5.0%)
 ACE*COMM Corp. .............................................  1,700      33,256
+ Brightpoint, Inc. .........................................  2,900      94,522
 Geotel Communications Corp. ................................  3,100      40,881
 LCC International, Inc. ....................................  3,200      49,600
 Melita International Corp. .................................  2,000      25,000
+ Natural Microsystems Corp. ................................  2,700      97,116
+ P-COM, Inc. ...............................................  1,300      42,737
+ Premiere Technologies, Inc. ...............................  1,500      39,094
+ Tekelec....................................................  1,500      52,969
+ Tellabs, Inc. .............................................  1,000      55,812
+ Uniphase Corp. ............................................  1,300      75,400
                                                                     -----------
                                                                         606,387
                                                                     -----------
TEXTILE-APPAREL (0.4%)
+ Sport-Haley, Inc. .........................................  3,100      52,312
                                                                     -----------
TOBACCO (0.3%)
 800-JR CIGAR, Inc. .........................................  1,800      37,688
                                                                     -----------
WATER TREATMENT SYSTEMS (0.6%)
 Waterlink, Inc. ............................................  5,800      75,400
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $7,578,534)..................................................   8,222,842
                                                                     -----------

                                                               PAR
                                                     MATURITY (000)
                                                     -------- -----
U.S. TREASURY OBLIGATION (25.1%)
--------------------------------
 Treasury Bill 4.55%
  (Cost $2,999,242)................................. 07/03/97 $3,000   2,999,242
                                                                     -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE EMERGING GROWTH FUND

                                                            SHARES
                                                            -------
SHORT-TERM INVESTMENTS (6.2%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ..................... 373,668 $   373,668
 Temporary Investment Fund, Inc. .......................... 373,668     373,668
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $747,336)...................................................     747,336
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $11,325,112)(a)............................................. $11,969,420
                                                                    ===========

-------
+ Non-income producing.
(a) Also cost for Federal income tax purposes. At June 30, 1997, the excess of value over tax cost was $719,700, and the excess of tax cost over value was $75,392.

   The accompanying notes are an integral part of these financial statements.

----------------------------------------------------
THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES - (UNAUDITED)
JUNE 30, 1997


                                MONEY       QUALITY    HIGH YIELD      GROWTH
                             MARKET FUND   BOND FUND    BOND FUND   EQUITY FUND
                             -----------  -----------  -----------  ------------
ASSETS:
 Investments at value (1)..  $38,559,585  $36,821,305  $49,905,595  $121,159,849
 Cash......................           --           --       16,434            --
 Interest, dividends and
  reclaims receivable......      275,147      453,076      862,616        98,727
 Receivable for investment
  securities sold..........           --      906,068      593,892     3,132,195
 Receivable for capital
  stock sold...............           --       96,764      164,724        12,769
 Other assets..............          297          324          354           876
                             -----------  -----------  -----------  ------------
  Total assets.............   38,835,029   38,277,537   51,543,615   124,404,416
                             -----------  -----------  -----------  ------------
LIABILITIES:
 Cash overdraft............           --           --           --       370,338
 Payable for investment
  securities purchased.....           --      888,480      400,000            --
 Payables for capital stock
  redeemed.................           --       22,214           --       123,089
 Dividends payable.........      160,645           --           --            --
 Payable to the investment
  advisor..................       15,048       17,929       20,691        49,372
 Payable to The Penn Mutual
  Life Insurance Co. ......       14,051       13,715       18,031        43,465
 Net unrealized
  depreciation on forward
  foreign currency
  contracts................           --           --           --            --
 Other liabilities.........        8,762        5,504       13,353        19,886
                             -----------  -----------  -----------  ------------
  Total Liabilities........      198,506      947,842      452,075       606,150
                             -----------  -----------  -----------  ------------
NET ASSETS.................  $38,636,523  $37,329,695  $51,091,540  $123,798,266
                             ===========  ===========  ===========  ============
Shares of $.10 par value
 capital stock issued and
 outstanding...............   38,683,055    3,637,639    5,323,411     4,975,571
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER
 SHARE.....................  $      1.00  $     10.26  $      9.60  $      24.88
NET ASSETS CONSIST OF:
 Capital paid in...........  $38,638,055  $38,695,507  $49,700,841  $ 87,451,010
 Undistributed net
  investment income (loss).           --    1,132,003    2,113,809       276,778
 Accumulated net realized
  gain (loss) on investment
  transactions and foreign
  exchange.................       (1,532)    (977,814)  (2,545,872)    5,151,884
 Net unrealized
  appreciation in value of
  investments, futures
  contracts and foreign
  currency related items...           --      479,999    1,822,762    30,918,594
                             -----------  -----------  -----------  ------------
  TOTAL NET ASSETS.........  $38,636,523  $37,329,695  $51,091,540  $123,798,266
                             ===========  ===========  ===========  ============
(1) Investments at cost....  $38,559,585  $36,341,306  $48,082,833  $ 90,241,255

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                        SMALL
    VALUE          FLEXIBLY       INTERNATIONAL     CAPITALIZATION      EMERGING
 EQUITY FUND     MANAGED FUND      EQUITY FUND           FUND          GROWTH FUND
 ------------    ------------     -------------     --------------     -----------
 $260,720,844    $467,177,806     $128,905,195       $27,675,739       $11,969,420
           --              --               --                --                --
      296,544       1,925,359          469,727            12,431             1,876
           --       1,890,956               --           204,430            28,879
        9,887         356,199          118,687            20,619           176,967
        1,646           1,420              887               123                --
 ------------    ------------     ------------       -----------       -----------
  261,028,921     471,351,740      129,494,496        27,913,342        12,177,142
 ------------    ------------     ------------       -----------       -----------
           --              --               --                --                --
      359,912       1,096,823               --           244,868         3,612,764
      686,798         440,136           54,536            19,030             4,249
           --              --               --                --                --
      104,900         190,732           77,814            11,004             2,777
       88,977         165,962           44,450             9,013               280
           --              --        1,318,652                --                --
       27,182          63,379           53,535             3,884             2,600
 ------------    ------------     ------------       -----------       -----------
    1,267,769       1,957,032        1,548,987           287,799         3,622,670
 ------------    ------------     ------------       -----------       -----------
 $259,761,152    $469,394,708     $127,945,509       $27,625,543       $ 8,554,472
 ============    ============     ============       ===========       ===========
   11,829,135      23,085,300        7,307,523         1,910,984           697,820
 $      21.96    $      20.33     $      17.51       $     14.46       $     12.26
 $175,903,667    $381,520,330     $ 98,167,923       $22,827,927       $ 7,708,690
    1,636,509       6,614,674          316,593            78,983            (2,861)
    3,143,961      14,631,424        5,361,551         1,397,131           204,335
   79,077,015      66,628,280       24,099,442         3,321,502           644,308
 ------------    ------------     ------------       -----------       -----------
 $259,761,152    $469,394,708     $127,945,509       $27,625,543       $ 8,554,472
 ============    ============     ============       ===========       ===========
 $181,643,829    $400,550,423     $103,487,100       $24,354,237       $11,325,112

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


                                  MONEY     QUALITY    HIGH YIELD    GROWTH
                               MARKET FUND BOND FUND   BOND FUND   EQUITY FUND
                               ----------- ----------  ----------  -----------
INVESTMENT INCOME:
 Dividends.................... $       --  $   10,300  $   72,364  $   577,964
 Interest.....................  1,010,108   1,255,853   2,228,987      137,696
 Foreign tax withheld.........         --          --          --       (3,051)
                               ----------  ----------  ----------  -----------
  Total investment income.....  1,010,108   1,266,153   2,301,351      712,609
                               ----------  ----------  ----------  -----------
EXPENSES:
 Investment advisory fees.....     70,005      81,892     116,765      271,290
 Administration fees..........     26,646      27,297      35,029       85,140
 Accounting fees..............     13,323      13,722      17,515       40,766
 Custodian fees and expenses..      7,214       5,577       9,861       15,079
 Professional fees............      1,691       1,555       2,081        5,000
 Other expenses...............      7,235       4,107       6,291       18,556
                               ----------  ----------  ----------  -----------
  Total expenses..............    126,114     134,150     187,542      435,831
  Less: Expense waivers.......         --          --          --           --
                               ----------  ----------  ----------  -----------
  Net expenses................    126,114     134,150     187,542      435,831
                               ----------  ----------  ----------  -----------
NET INVESTMENT INCOME (LOSS)..    883,994   1,132,003   2,113,809      276,778
                               ----------  ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  investment transactions.....         --     (97,449)  1,994,018    5,343,998
 Net realized foreign exchange
  gain........................         --          --          --           --
 Change in net unrealized
  appreciation (depreciation)
  of investments, futures
  contracts and foreign
  currency related items......         --     (81,034)   (578,688)  11,447,198
                               ----------  ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS...         --    (178,483)  1,415,330   16,791,196
                               ----------  ----------  ----------  -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.... $  883,994  $  953,520  $3,529,139  $17,067,974
                               ==========  ==========  ==========  ===========

-----------------------
* For the period from May 1, 1997 (commencement of operations) to June 30,
  1997.

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 FLEXIBLY                                  SMALL            EMERGING
   VALUE          MANAGED          INTERNATIONAL       CAPITALIZATION        GROWTH
EQUITY FUND        FUND             EQUITY FUND             FUND             FUND *
-----------     -----------        -------------       --------------       --------
$ 1,449,658     $ 3,291,485         $ 1,091,077          $   76,129         $    717
  1,049,053       4,955,142             294,781              95,668            4,178
     (4,325)         (9,982)            (72,785)               (798)              --
-----------     -----------         -----------          ----------         --------
  2,494,386       8,236,645           1,313,073             170,999            4,895
-----------     -----------         -----------          ----------         --------
    563,108       1,065,767             420,608              53,194            5,396
    168,932         319,730              84,122              15,958            1,012
     68,708         106,097              46,038              13,637              506
     17,441          47,254              57,062               4,309            1,470
     10,530          20,370               5,624               1,022               77
     29,158          62,753              23,737               3,896              758
-----------     -----------         -----------          ----------         --------
    857,877       1,621,971             637,191              92,016            9,219
         --              --                  --                  --           (1,463)
-----------     -----------         -----------          ----------         --------
    857,877       1,621,971             637,191              92,016            7,756
-----------     -----------         -----------          ----------         --------
  1,636,509       6,614,674             675,882              78,983           (2,861)
-----------     -----------         -----------          ----------         --------
  3,143,961      14,610,808           2,499,300           1,398,282          204,335
         --          26,593           2,797,258                  --               --
 25,506,428      14,862,923           7,610,865           2,024,857          644,308
-----------     -----------         -----------          ----------         --------
 28,650,389      29,500,324          12,907,423           3,423,139          848,643
-----------     -----------         -----------          ----------         --------
$30,286,898     $36,114,998         $13,583,305          $3,502,122         $845,782
===========     ===========         ===========          ==========         ========

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

                              MONEY MARKET FUND           QUALITY BOND FUND
                          --------------------------  --------------------------
                           SIX MONTHS                  SIX MONTHS
                             ENDED          YEAR         ENDED          YEAR
                            6/30/97        ENDED        6/30/97        ENDED
                          (UNAUDITED)     12/31/96    (UNAUDITED)     12/31/96
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss)................  $    883,994  $  1,467,263  $  1,132,003  $  2,357,782
 Net realized gain
  (loss) on investment
  transactions..........                          --       (97,449)     (117,033)
 Net realized foreign
  exchange gain (loss)..            --            --            --            --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and
  foreign currency
  related items.........            --            --       (81,034)     (692,970)
                          ------------  ------------  ------------  ------------
  NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS...........       883,994     1,467,263       953,520     1,547,779
                          ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..      (883,994)   (1,467,263)           --    (2,342,476)
 Net realized capital
  gains.................            --            --            --            --
 In excess of net
  investment income.....            --            --            --            --
                          ------------  ------------  ------------  ------------
  TOTAL DISTRIBUTIONS...      (883,994)   (1,467,263)           --    (2,342,476)
                          ------------  ------------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase (decrease)
  in net assets from
  capital share
  transactions..........     4,135,904     9,775,026    (1,235,166)      357,633
                          ------------  ------------  ------------  ------------
  TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...............     4,135,904     9,775,026      (281,646)     (437,064)
Net Assets, beginning of
 period.................    34,500,619    24,725,593    37,611,341    38,048,405
                          ------------  ------------  ------------  ------------
NET ASSETS, END OF
 PERIOD.................  $ 38,636,523  $ 34,500,619  $ 37,329,695  $ 37,611,341
                          ============  ============  ============  ============

                              VALUE EQUITY FUND         FLEXIBLY MANAGED FUND
                          --------------------------  --------------------------
                           SIX MONTHS                  SIX MONTHS
                             ENDED          YEAR         ENDED          YEAR
                            6/30/97        ENDED        6/30/97        ENDED
                          (UNAUDITED)     12/31/96    (UNAUDITED)     12/31/96
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss)................  $  1,636,509  $  2,210,027  $  6,614,674  $ 12,850,451
 Net realized gain
  (loss) on investment
  transactions..........     3,143,961     8,252,470    14,610,808    16,818,384
 Net realized foreign
  exchange gain (loss)..            --            --        26,593        (2,411)
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and
  foreign currency
  related items.........    25,506,428    25,690,221    14,862,923    21,020,920
                          ------------  ------------  ------------  ------------
  NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS...........    30,286,898    36,152,718    36,114,998    50,687,344
                          ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..            --    (2,210,027)           --   (12,850,451)
 Net realized capital
  gains.................            --    (8,252,470)           --   (16,768,765)
 In excess of net
  investment income.....            --            --            --        (4,084)
                          ------------  ------------  ------------  ------------
  TOTAL DISTRIBUTIONS...            --   (10,462,497)           --   (29,623,300)
                          ------------  ------------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase (decrease)
  in net assets from
  capital share
  transactions .........    28,800,361    47,723,822    34,735,571   110,923,988
                          ------------  ------------  ------------  ------------
  TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...............    59,087,259    73,414,043    70,850,569   131,988,032
Net Assets, beginning of
 period.................   200,673,893   127,259,850   398,544,139   266,556,107
                          ------------  ------------  ------------  ------------
NET ASSETS, END OF
 PERIOD.................  $259,761,152  $200,673,893  $469,394,708  $398,544,139
                          ============  ============  ============  ============

-----------------------
* For the period from May 1, 1997 (commencement of operations) to June 30,
  1997.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND                GROWTH EQUITY FUND
------------------------------      -------------------------------
                                     SIX MONTHS
 SIX MONTHS          YEAR              ENDED             YEAR
ENDED 6/30/97        ENDED            6/30/97           ENDED
 (UNAUDITED)       12/31/96         (UNAUDITED)        12/31/96
--------------   -------------      ------------     ------------
$   2,113,809    $   3,194,439      $    276,778     $    475,615
    1,994,018         (499,838)        5,343,998       10,366,718
           --               --                --               --
     (578,688)       2,501,662        11,447,198        7,073,178
-------------    -------------      ------------     ------------
    3,529,139        5,196,263        17,067,974       17,915,511
-------------    -------------      ------------     ------------
           --       (3,194,439)               --         (475,615)
           --               --                --      (10,558,832)
           --          (25,808)                                --
-------------    -------------      ------------     ------------
           --       (3,220,247)               --      (11,034,447)
-------------    -------------      ------------     ------------
    3,520,842        5,623,807           690,832        3,565,102
-------------    -------------      ------------     ------------
    7,049,981        7,599,823        17,758,806       10,446,166
   44,041,559       36,441,736       106,039,460       95,593,294
-------------    -------------      ------------     ------------
$  51,091,540    $  44,041,559      $123,798,266     $106,039,460
=============    =============      ============     ============
                                                                        EMERGING
  INTERNATIONAL EQUITY FUND          SMALL CAPITALIZATION FUND         GROWTH FUND
------------------------------      -------------------------------    -----------
                                     SIX MONTHS
 SIX MONTHS          YEAR              ENDED             YEAR            PERIOD
ENDED 6/30/97        ENDED            6/30/97           ENDED             ENDED
 (UNAUDITED)       12/31/96         (UNAUDITED)        12/31/96         6/30/97*
--------------   -------------      ------------     ------------      -----------
$     675,882    $     567,625      $     78,983     $     87,435      $   (2,861)
    2,499,300        5,713,489         1,398,282          588,102         204,335
    2,797,258        3,145,612                --               --              --
    7,610,865        4,322,244         2,024,857        1,130,459         644,308
-------------    -------------      ------------     ------------      ----------
   13,583,305       13,748,970         3,502,122        1,805,996         845,782
-------------    -------------      ------------     ------------      ----------
           --         (567,625)               --          (87,435)             --
           --       (4,589,862)               --         (607,875)             --
           --       (2,877,835)                                --              --
-------------    -------------      ------------     ------------      ----------
           --       (8,035,322)               --         (695,310)             --
-------------    -------------      ------------     ------------      ----------
    9,944,616       29,173,205         7,989,389       10,195,439       7,708,690
-------------    -------------      ------------     ------------      ----------
   23,527,921       34,886,853        11,491,511       11,306,125       8,554,472
  104,417,588       69,530,735        16,134,032        4,827,907               0
-------------    -------------      ------------     ------------      ----------
$ 127,945,509    $ 104,417,588      $ 27,625,543     $ 16,134,032      $8,554,472
=============    =============      ============     ============      ==========

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE MONEY MARKET FUND

The table below sets forth financial data for a share outstanding throughout each period

                           SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                            JUNE 30, 1997   ------------------------------------------------------------
                             (UNAUDITED)      1996         1995         1994         1993         1992
                           ---------------- --------     --------     --------     --------     --------
Net asset value,
 beginning of period.....      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                               --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income....        0.0246       0.0489       0.0538       0.0365       0.0250       0.0306
                               --------     --------     --------     --------     --------     --------
 Total from investment
  operations.............        0.0246       0.0489       0.0538       0.0365       0.0250       0.0306
                               --------     --------     --------     --------     --------     --------
LESS DIVIDENDS:
Dividends from net
 investment income.......       (0.0246)     (0.0489)     (0.0538)     (0.0365)     (0.0250)     (0.0306)
                               --------     --------     --------     --------     --------     --------
 Total dividends.........       (0.0246)     (0.0489)     (0.0538)     (0.0365)     (0.0250)     (0.0306)
                               --------     --------     --------     --------     --------     --------
Net asset value, end of
 period..................      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                               ========     ========     ========     ========     ========     ========
Total return.............          2.48%        5.00%        5.51%        3.71%        2.53%        3.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)..........      $ 38,637     $ 34,501     $ 24,726     $ 16,531     $ 13,005     $ 11,862
                               --------     --------     --------     --------     --------     --------
Ratio of expenses to
 average net assets......          0.71%(a)     0.73%(b)     0.69%(b)     0.73%(b)     0.74%(b)     0.77%(b)
                               --------     --------     --------     --------     --------     --------
Ratio of net investment
 income to average net
 assets..................          4.98%(a)     4.88%(b)     5.37%(b)     3.74%(b)     2.51%(b)     3.07%(b)
                               --------     --------     --------     --------     --------     --------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .74%, .79%, .82%, and .84%, and the ratios of net investment income to average net assets would have been 4.87%, 5.32%, 3.68%, 2.43%, and 3.00%
    for the years ended December 31, 1996, 1995, 1994, 1993, and 1992, respectively.
--------------------------------------------------------------------------------
THE QUALITY BOND FUND

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   -------------------------------------------------------
                            (UNAUDITED)     1996        1995        1994        1993        1992
                          ---------------- -------     -------     -------     -------     -------
Net asset value,
 beginning of period....      $ 10.00      $ 10.24     $  9.04     $ 10.19     $ 10.03     $ 10.51
                              -------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...         0.31         0.66        0.61        0.61        0.46        0.75
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........        (0.05)       (0.24)       1.21       (1.15)       0.71       (0.06)
                              -------      -------     -------     -------     -------     -------
 Total from investment
  operations............         0.26         0.42        1.82       (0.54)       1.17        0.69
                              -------      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......           --        (0.66)      (0.61)      (0.61)      (0.46)      (0.75)
Distribution from net
 realized gain..........           --           --          --          --       (0.54)      (0.42)
Distribution in excess
 of net realized gain...           --           --       (0.01)         --       (0.01)       0.00
                              -------      -------     -------     -------     -------     -------
 Total distributions....           --        (0.66)      (0.62)      (0.61)      (1.01)      (1.17)
                              -------      -------     -------     -------     -------     -------
Net asset value, end of
 period.................      $ 10.26      $ 10.00     $ 10.24     $  9.04     $ 10.19     $ 10.03
                              =======      =======     =======     =======     =======     =======
Total return............         2.60%        4.14%      20.14%      (5.29)%     11.67%       6.57%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $37,330      $37,611     $38,048     $31,338     $33,027     $20,314
                              -------      -------     -------     -------     -------     -------
Ratio of expenses to
 average net assets.....         0.74%(a)     0.77%(b)    0.73%(b)    0.78%(b)    0.79%(b)    0.84%(b)
                              -------      -------     -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets.................         6.22%(a)     6.03%(b)    6.20%(b)    6.14%(b)    5.21%(b)    6.25%(b)
                              -------      -------     -------     -------     -------     -------
Portfolio turnover rate.        137.6%       107.6%      449.2%      380.9%      389.4%      190.8%
                              -------      -------     -------     -------     -------     -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .78%, .78%, .83%, .84%, and .87%, and the ratio of net investment income to average net assets would have been 6.02%, 6.15%, 6.09%, 5.16%, and 6.22% for the years ended December 31, 1996, 1995, 1994, 1993, and 1992, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE HIGH YIELD BOND FUND

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   --------------------------------------------
                            (UNAUDITED)     1996     1995     1994      1993     1992
                          ---------------- -------  -------  -------   -------  -------
Net asset value,
 beginning of period....      $  8.91      $  8.44  $  7.94  $  9.55   $  8.63  $  8.23
                              -------      -------  -------  -------   -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...         0.40         0.70     0.80     0.90      0.77     0.87
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........         0.29         0.47     0.50    (1.60)     0.94     0.43
                              -------      -------  -------  -------   -------  -------
 Total from investment
  operations............         0.69         1.17     1.30    (0.70)     1.71     1.30
                              -------      -------  -------  -------   -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......           --        (0.70)   (0.80)   (0.90)    (0.77)   (0.87)
Distribution in excess
 of net investment
 income.................           --           --       --    (0.01)    (0.02)   (0.03)
                              -------      -------  -------  -------   -------  -------
 Total distributions....           --        (0.70)   (0.80)   (0.91)    (0.79)   (0.90)
                              -------      -------  -------  -------   -------  -------
Net asset value, end of
 period.................      $  9.60      $  8.91  $  8.44  $  7.94   $  9.55  $  8.63
                              =======      =======  =======  =======   =======  =======
Total return............         7.74%       13.87%   16.41%   (7.33)%   19.81%   15.80%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $51,092      $44,042  $36,442  $32,081   $35,305  $19,840
                              -------      -------  -------  -------   -------  -------
Ratio of expenses to
 average net assets.....         0.80%(a)     0.84%    0.87%    0.86%     0.87%    0.88%(b)
                              -------      -------  -------  -------   -------  -------
Ratio of net investment
 income to average net
 assets.................         8.98%(a)     8.14%    9.20%    9.18%     9.21%    9.87%(b)
                              -------      -------  -------  -------   -------  -------
Portfolio turnover rate.         64.0%       118.5%    84.3%    90.7%    118.7%    94.3%
                              -------      -------  -------  -------   -------  -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .93% and 9.82% for the year ended December 31, 1992.
--------------------------------------------------------------------------------
THE GROWTH EQUITY FUND

The table below sets forth financial data for a share outstanding throughout each period

                           SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                            JUNE 30, 1997   --------------------------------------------------------
                             (UNAUDITED)      1996        1995        1994        1993        1992
                           ---------------- --------     -------     -------     -------     -------
Net asset value,
 beginning of period.....      $  21.46     $  20.00     $ 18.30     $ 20.49     $ 18.82     $ 21.47
                               --------     --------     -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income....          0.06         0.11        0.09        0.13        0.06        0.16
Net realized and
 unrealized gain (loss)
 on investment
 transactions............          3.36         3.85        4.75       (1.80)       2.28        1.12
                               --------     --------     -------     -------     -------     -------
 Total from investment
  operations.............          3.42         3.96        4.84       (1.67)       2.34        1.28
                               --------     --------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income.......          0.00        (0.11)      (0.09)      (0.13)      (0.06)      (0.16)
Distribution from capital
 gains...................          0.00        (2.39)      (3.05)      (0.39)      (0.61)      (3.77)
                               --------     --------     -------     -------     -------     -------
 Total distributions.....          0.00        (2.50)      (3.14)      (0.52)      (0.67)      (3.93)
                               --------     --------     -------     -------     -------     -------
Net asset value, end of
 period..................      $  24.88     $  21.46     $ 20.00     $ 18.30     $ 20.49     $ 18.82
                               ========     ========     =======     =======     =======     =======
Total return.............         15.94%       19.76%      26.45%      (8.12)%     12.43%       5.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)..........      $123,798     $106,039     $95,593     $80,078     $83,938     $73,977
                               --------     --------     -------     -------     -------     -------
Ratio of expenses to
 average net assets......          0.76%(a)     0.80%(b)    0.77%(b)    0.79%(b)    0.77%(b)    0.88%(b)
                               --------     --------     -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets..................          0.48%(a)     0.48%(b)    0.43%(b)    0.70%(b)    0.30%(b)    0.81%(b)
                               --------     --------     -------     -------     -------     -------
Portfolio turnover rate..          89.3%       177.1%      169.8%      156.2%      185.3%      120.7%
                               --------     --------     -------     -------     -------     -------
Average commission rate
 paid (c)................      $ 0.0776     $ 0.0774          --          --          --          --
                               --------     --------     -------     -------     -------     -------
---------------------------------------

(a)Annualized.
(b)Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .81%, .82%, .84%, .82%, and .89% and the ratio of net investment income to average net assets would have been .47%, .38%, .65%, .25% and .80% for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(c)Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.

Note: The Fund changed to its current investment advisor on November 1, 1992.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE VALUE EQUITY PORTFOLIO

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   ---------------------------------------------
                            (UNAUDITED)      1996      1995     1994     1993     1992
                          ---------------- --------  --------  -------  -------  -------
Net asset value,
 beginning of period....      $  19.32     $  16.28  $  12.67  $ 12.68  $ 12.14  $ 11.89
                              --------     --------  --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...          0.14         0.22      0.25     0.20     0.17     0.45
Net realized and
 unrealized gain on
 investment
 transactions...........          2.50         3.88      4.50     0.17     0.69     1.32
                              --------     --------  --------  -------  -------  -------
 Total from investment
  operations............          2.64         4.10      4.75     0.37     0.86     1.77
                              --------     --------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......            --        (0.22)    (0.25)   (0.20)   (0.17)   (0.45)
Distribution from net
 realized gain..........            --        (0.84)    (0.89)   (0.18)   (0.15)   (1.07)
                              --------     --------  --------  -------  -------  -------
 Total distributions....            --        (1.06)    (1.14)   (0.38)   (0.32)   (1.52)
                              --------     --------  --------  -------  -------  -------
Net asset value, end of
 period.................      $  21.96     $  19.32  $  16.28  $ 12.67  $ 12.68  $ 12.14
                              ========     ========  ========  =======  =======  =======
Total return............         13.66%       25.19%    37.48%    2.92%    7.08%   14.89%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $259,761     $200,674  $127,260  $79,021  $69,980  $49,199
                              --------     --------  --------  -------  -------  -------
Ratio of expenses to
 average net assets.....          0.76%(a)     0.78%     0.80%    0.82%    0.83%    0.88%(b)
                              --------     --------  --------  -------  -------  -------
Ratio of net investment
 income to average net
 assets.................          1.44%(a)     1.38%     1.71%    1.59%    1.49%    3.87%(b)
                              --------     --------  --------  -------  -------  -------
Portfolio turnover rate.           4.7%        25.0%     34.3%    30.6%    17.2%   117.4%
                              --------     --------  --------  -------  -------  -------
Average commission rate
 paid (c)...............      $ 0.0598     $ 0.0588        --       --       --       --
                              --------     --------  --------  -------  -------  -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 3.85%, respectively, for the year ended December 31, 1992.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.
--------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   -----------------------------------------------
                            (UNAUDITED)      1996      1995      1994      1993     1992
                          ---------------- --------  --------  --------  --------  -------
Net asset value,
 beginning of period....      $  18.74     $  17.40  $  15.19  $  15.70  $  14.31  $ 13.73
                              --------     --------  --------  --------  --------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...          0.29         0.65      0.53      0.43      0.34     0.58
Net realized and
 unrealized gain on
 investment
 transactions...........          1.30         2.19      2.86      0.22      1.92     0.74
                              --------     --------  --------  --------  --------  -------
 Total from investment
  operations............          1.59         2.84      3.39      0.65      2.26     1.32
                              --------     --------  --------  --------  --------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......            --        (0.65)    (0.53)    (0.43)    (0.34)   (0.58)
Distribution in excess
 of net investment
 income.................            --         0.00     (0.01)    (0.02)     0.00     0.00
Distribution from
 capital gains..........            --        (0.85)    (0.64)    (0.71)    (0.53)   (0.16)
                              --------     --------  --------  --------  --------  -------
 Total distributions....            --        (1.50)    (1.18)    (1.16)    (0.87)   (0.74)
                              --------     --------  --------  --------  --------  -------
Net asset value, end of
 period.................      $  20.33     $  18.74  $  17.40  $  15.19  $  15.70  $ 14.31
                              ========     ========  ========  ========  ========  =======
Total return............          8.48%       16.37%    22.28%     4.14%    15.79%    9.61%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $469,395     $398,544  $266,556  $169,847  $113,492  $70,979
                              --------     --------  --------  --------  --------  -------
Ratio of expenses to
 average net assets.....          0.76%(a)     0.77%     0.79%     0.82%     0.85%    0.89%(b)
                              --------     --------  --------  --------  --------  -------
Ratio of net investment
 income to average net
 assets.................          3.08%(a)     3.90%     3.45%     3.14%     2.62%    4.56%(b)
                              --------     --------  --------  --------  --------  -------
Portfolio turnover rate.          17.3%        32.9%     37.2%     37.3%     42.6%    29.5%
                              --------     --------  --------  --------  --------  -------
Average commission rate
 paid (c)...............      $ 0.0436     $ 0.0627        --        --        --       --
                              --------     --------  --------  --------  --------  -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 4.55%, respectively, for the year ended December 31, 1992.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY PORTFOLIO

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   --------------------------------------------
                            (UNAUDITED)      1996     1995     1994     1993     1992*
                          ---------------- --------  -------  -------  -------  -------
Net asset value,
 beginning of period....      $  15.61     $  14.47  $ 13.01  $ 13.94  $ 10.12  $ 10.00
                              --------     --------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...          0.10         0.63     0.13     0.09     0.03     0.03
Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 related transactions...          1.80         1.81     1.67    (0.97)    3.83     0.17
                              --------     --------  -------  -------  -------  -------
 Total from investment
  operations............          1.90         2.44     1.80    (0.88)    3.86     0.20
                              --------     --------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......            --        (0.56)   (0.12)   (0.02)   (0.01)   (0.03)
Distribution in excess
 of net investment
 income.................            --        (0.74)   (0.22)      --       --    (0.05)
Distribution from
 capital gains..........            --           --       --       --    (0.03)      --
Distribution from
 capital................            --           --       --    (0.03)      --       --
                              --------     --------  -------  -------  -------  -------
 Total distributions....            --        (1.30)   (0.34)   (0.05)   (0.04)   (0.08)
                              --------     --------  -------  -------  -------  -------
Net asset value, end of
 period.................      $  17.51     $  15.61  $ 14.47  $ 13.01  $ 13.94  $ 10.12
                              ========     ========  =======  =======  =======  =======
Total return............         12.17%       16.87%   13.80%    6.31%   38.14%    2.00%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $127,946     $104,418  $69,531  $59,393  $40,798  $11,137
                              --------     --------  -------  -------  -------  -------
Ratio of expenses to
 average net assets.....          1.14%(a)     1.17%    1.23%    1.22%    1.21%    1.54%(a)(b)
                              --------     --------  -------  -------  -------  -------
Ratio of net investment
 income to average net
 assets.................          1.20%(a)     0.66%    0.91%    0.82%    0.63%    1.56%(a)(b)
                              --------     --------  -------  -------  -------  -------
Portfolio turnover rate.          19.3%        54.8%    62.5%    15.6%    11.1%     0.0%
                              --------     --------  -------  -------  -------  -------
Average commission rate
 paid (c)...............      $ 0.0490     $ 0.0397       --       --       --       --
                              --------     --------  -------  -------  -------  -------
----------------------------------------------------------------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.90% annualized and 1.20% annualized, respectively, for the period ended December 31, 1992.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.
* For the period from November 2, 1992 (commencement of operations) to December 31, 1992.
--------------------------------------------------------------------------------
THE SMALL CAPITALIZATION FUND

The table below sets forth financial data for a share outstanding throughout each period

                                 SIX MONTHS ENDED  YEAR ENDED    PERIOD ENDED
                                  JUNE 30, 1997   DECEMBER 31,   DECEMBER 31,
                                   (UNAUDITED)        1996          1995*
                                 ---------------- ------------   ------------
Net asset value, beginning of
 period........................      $ 12.53        $ 10.96         $10.00
                                     -------        -------         ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income..........           --           0.07           0.09
Net realized and unrealized
 gain on investment
 transactions..................         1.93           2.09           1.19
                                     -------        -------         ------
 Total from investment
  operations...................         1.93           2.16           1.28
                                     -------        -------         ------
LESS DISTRIBUTIONS:
Dividend from net investment
 income........................           --          (0.07)         (0.09)
Distribution from capital
 gains.........................           --          (0.52)         (0.23)
                                     -------        -------         ------
 Total distributions...........           --          (0.59)         (0.32)
                                     -------        -------         ------
Net asset value, end of period.      $ 14.46        $ 12.53         $10.96
                                     =======        =======         ======
Total return...................        15.40%         19.76%         12.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)....................      $27,626        $16,134         $4,828
                                     -------        -------         ------
Ratio of expenses to average
 net assets....................         0.86%(a)       0.99%(b)       1.00%(a)(b)
                                     -------        -------         ------
Ratio of net investment income
 to average net assets.........         0.74%(a)       0.85%(b)       1.53%(a)(b)
                                     -------        -------         ------
Portfolio turnover rate........         54.6%          39.2%          64.3%
                                     -------        -------         ------
Average commission rate paid
 (c)...........................      $0.0556        $0.0486             --
                                     -------        -------         ------
---------------------------------------------------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been 1.06% and 1.29%, respectively, and the ratio of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.
* For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE EMERGING GROWTH FUND

The table below sets forth financial data for a share outstanding throughout the period

                                                              PERIOD ENDED
                                                                JUNE 30,
                                                                  1997
                                                              (UNAUDITED)*
                                                              ------------
Net asset value, beginning of period.........................   $ 10.00
                                                                -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..........................................     (0.42)
Net realized and unrealized gain on investment transactions..      2.68
                                                                -------
 Total from investment operations............................      2.26
                                                                -------
LESS DISTRIBUTIONS:
Dividend from net investment income..........................      0.00
Distribution from capital gains..............................      0.00
                                                                -------
 Total distributions.........................................      0.00
                                                                -------
Net asset value, end of period...............................   $ 12.26
                                                                =======
 Total return................................................     22.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................   $ 8,554
                                                                -------
Ratio of expenses to average net assets......................      1.15% (a)(b)
                                                                -------
Ratio of net investment income to average net assets.........     (0.42%)(a)(b)
                                                                -------
Portfolio turnover rate......................................      44.5%
                                                                -------
Average commission rate paid (c).............................   $0.0545
                                                                -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.37% and (0.64%), respectively, for the period ended June 30, 1997.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.

* For the period from May 1, 1997 (commencement of operations) through June 30, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
1 - SIGNIFICANT ACCOUNTING POLICIES

  Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

  Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

  The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  INVESTMENT VALUATION:
  MONEY MARKET FUND - Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series has agreed to maintain a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (The Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

  QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, VALUE EQUITY, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAPITALIZATION AND EMERGING GROWTH FUNDS -
 Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by The Board.

  The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

  FOREIGN CURRENCY TRANSLATION - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; and purchase and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Funds do not isolate that portion of realized and unrealized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

  DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity Small Capitalization and Emerging Growth Funds will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount and foreign currency transactions.

  FEDERAL INCOME TAXES: It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including realized gains, to its shareholders. Therefore, no provision is made for federal income or excise taxes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
2 - DERIVATIVE FINANCIAL INSTRUMENTS

OFF-BALANCE SHEET RISK

  The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

  The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING

  FUTURES CONTRACTS - Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. There were no open futures contracts at June 30, 1997.

  WRITTEN OPTIONS - Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold
(call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the period ended June 30, 1997. Purchased put options open and outstanding at June 30, 1997 are disclosed in the schedule of investments.

  FORWARD FOREIGN CURRENCY CONTRACTS - The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

  Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Flexibly Managed and International Equity funds have entered into forward foreign currency contracts for the period ended June 30, 1997.

  At June 30, 1997 there were no open contracts in the Flexibly Managed Fund. Open forward foreign currency contracts held by the International Equity Fund at June 30, 1997 were as follows:

                                                                               UNREALIZED
                                            FOREIGN                              FOREIGN
   FORWARD FOREIGN CURRENCY   SETTLEMENT  CURRENCY TO   CONTRACT    CONTRACT    EXCHANGE
   CONTRACT                      DATE       BE SOLD      AMOUNT       VALUE    GAIN/(LOSS)
   ------------------------   ---------- ------------- ----------- ----------- -----------
   Deutsche Mark...........    10/16/97     17,000,000 $ 9,993,651 $ 9,825,794 $   167,857
   Deutsche Mark...........    09/08/97     15,000,000   8,849,557   8,641,798     207,759
   French Franc............    10/16/97     21,000,000   3,668,443   3,599,095      69,348
   French Franc............    09/08/97     21,000,000   3,675,002   3,588,314      86,688
   Japanese Yen............    09/08/97  1,600,000,000  13,445,378  14,095,882    (650,504)
   Japanese Yen............    10/14/97  1,600,000,000  13,034,305  14,181,547  (1,147,242)
   Swiss Franc.............    10/16/97      8,000,000   5,557,099   5,549,082       8,017
   Swiss Franc.............    09/08/97      5,000,000   4,109,589   4,140,358     (30,769)
                                                       ----------- ----------- -----------
                                                       $62,333,024 $63,621,870 $(1,288,846)
                                                       ----------- ----------- -----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - DERIVATIVE FINANCIAL INSTRUMENTS, CONTINUED

   FORWARD FOREIGN CURRENCY   SETTLEMENT  CURRENCY TO   CONTRACT    CONTRACT    EXCHANGE
   CONTRACT                      DATE    BE PURCHASED    AMOUNT       VALUE    GAIN/(LOSS)
   ------------------------   ---------- ------------- ----------- ----------- -----------
   Deutsche Mark...........    09/08/97     15,000,000 $ 9,083,752 $ 8,619,749  $(464,003)
   French Franc............    09/08/97     21,000,000   3,775,484   3,588,314   (187,170)
   Japanese Yen............    09/08/97  1,600,000,000  13,356,708  14,095,882    739,174
   Swiss Franc.............    09/08/97      6,000,000   4,256,225   4,140,358   (115,867)
                                                       ----------- -----------  ---------
                                                       $30,472,169 $30,444,303  $ (27,866)
                                                       ----------- -----------  ---------

3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

ADMINISTRATIVE AND CORPORATE SERVICES

  Under an administrative and corporate services agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

INVESTMENT ADVISORY SERVICES

  Under investment advisory agreements, the following advisors manage the investments of their respective Fund and provide guidance on certain accounting matters:

           ADVISOR                                PENN SERIES FUND
           -------                                ----------------
           Independence Capital Management, Inc.  Money Market Fund
           (A wholly owned subsidiary of Penn     Quality Bond Fund
           Mutual)                                Growth Equity Fund
                                                  Emerging Growth Fund
           T. Rowe Price Associates               Flexibly Managed Fund
                                                  High Yield Bond Fund
           Vontobel USA, Inc.                     International Equity Fund
           Op Cap Advisors                        Value Equity Fund
                                                  Small Capitalization Fund

  Each of the Funds pays their respective advisors, on a monthly basis, an annual advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market
Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund:
0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; Emerging Growth Fund: 0.08%; International Equity
Fund: 0.75%; Value Equity Fund: 0.50%; Small Capitalization Fund: 0.50%. Independence Capital Management currently serves as the investment advisor for the Emerging Growth Fund and Robertson Stephens acts as sub-adviser to assist in working to achieve the investment objectives of the Fund.

EXPENSES AND LIMITATIONS THEREON

  Each Fund bears all expenses of its operations other than those incurred by the investment advisors under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. The investment advisors and Penn Mutual have each voluntarily agreed to waive fees or reimburse expenses to the extent each of the Fund's expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitations for each Fund. The expense limitations for the Funds are as follows: Money Market:
0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Value
Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; and Small Capitalization 1.00% and Emerging Growth: 1.15%.

  Fees were paid to non-affiliated Directors of Penn Series for the period ended June 30, 1997. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment advisors, administrator, accounting agent or any parent or subsidiary thereof.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
4 - CAPITAL STOCK

  At June 30, 1997, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock, and Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One class of common stock is presently designated Class I and no shares have been issued.

Transactions in capital stock of the Money Market Fund were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 1997            DECEMBER 31, 1996
                          -------------------------  -------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT
                          -----------  ------------  -----------  ------------
Shares sold..............  22,683,325  $ 22,683,325   44,071,472  $ 44,071,472
Shares issued to
 shareholders in
 reinvestment of net
 investment income.......     861,030       861,030    1,440,949     1,440,949
Shares reacquired........ (19,408,451)  (19,408,451) (35,737,395)  (35,737,395)
                          -----------  ------------  -----------  ------------
                            4,135,904  $  4,135,904    9,775,026  $  9,775,026
                          -----------  ------------  -----------  ------------

Transactions in capital stock of the Quality Bond Fund were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 1997            DECEMBER 31, 1996
                          -------------------------  -------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT
                          -----------  ------------  -----------  ------------
Shares sold..............     274,455  $  2,750,880      816,952  $  8,374,183
Shares issued to
 shareholders in
 reinvestment of
 Net investment income...           0             0      234,248     2,342,476
Shares reacquired........    (397,380)   (3,986,046)  (1,006,891)  (10,359,026)
                          -----------  ------------  -----------  ------------
                             (122,925) $ (1,235,166)      44,309  $    357,633
                          -----------  ------------  -----------  ------------

Transactions in capital stock of the High Yield Bond Fund were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 1997            DECEMBER 31, 1996
                          -------------------------  -------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT
                          -----------  ------------  -----------  ------------
Shares sold..............     872,603  $  8,040,963    1,055,047  $  9,465,000
Shares issued to
 shareholders in
 reinvestment of
 Net investment income...           0             0      361,419     3,220,247
Shares reacquired........    (490,958)   (4,520,121)    (792,896)   (7,061,440)
                          -----------  ------------  -----------  ------------
                              381,645  $  3,520,842      623,570  $  5,623,807
                          -----------  ------------  -----------  ------------

Transactions in capital stock of the Growth Equity Fund were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 1997            DECEMBER 31, 1996
                          -------------------------  -------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT
                          -----------  ------------  -----------  ------------
Shares sold..............     304,907  $  7,007,265      320,394  $  7,089,450
Shares issued to
 shareholders in
 reinvestment of
 Net investment income...           0             0       22,163       475,615
 Net realized gain from
  investment
  transactions...........           0             0      492,024    10,558,832
Shares reacquired........    (271,356)   (6,316,433)    (673,246)  (14,558,795)
                          -----------  ------------  -----------  ------------
                               33,551  $    690,832      161,335  $  3,565,102
                          -----------  ------------  -----------  ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - CAPITAL STOCK, CONTINUED

Transactions in capital stock of the Value Equity Fund were as follows:

                                  SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 1997          DECEMBER 31, 1996
                               -----------------------  -----------------------
                                SHARES       AMOUNT      SHARES       AMOUNT
                               ---------  ------------  ---------  ------------
Shares sold..................  1,749,462  $ 35,114,264  2,485,344  $ 45,626,673
Shares issued to shareholders
 in reinvestment of
 Net investment income.......          0             0    114,391     2,210,027
 Net realized gain from
  investment transactions....          0             0    427,146     8,252,470
Shares reacquired............   (308,220)   (6,313,903)  (457,053)   (8,365,348)
                               ---------  ------------  ---------  ------------
                               1,441,242  $ 28,800,361  2,569,828  $ 47,723,822
                               ---------  ------------  ---------  ------------

Transactions in capital stock of the Flexibly Managed Fund were as follows:

                                  SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 1997          DECEMBER 31, 1996
                               -----------------------  -----------------------
                                SHARES       AMOUNT      SHARES       AMOUNT
                               ---------  ------------  ---------  ------------
Shares sold..................  2,388,801  $ 45,771,325  5,176,205  $ 96,448,634
Shares issued to shareholders
 in reinvestment of
 Net investment income.......          0             0    685,941    12,854,535
 Net realized gain from
  investment transactions....          0             0    894,811    16,768,765
Shares reacquired............   (569,397)  (11,035,754)  (807,605)  (15,147,946)
                               ---------  ------------  ---------  ------------
                               1,819,404  $ 34,735,571  5,949,352  $110,923,988
                               ---------  ------------  ---------  ------------

Transactions in capital stock of the International Equity Fund were as follows:

                                  SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 1997          DECEMBER 31, 1996
                               -----------------------  -----------------------
                                SHARES       AMOUNT      SHARES       AMOUNT
                               ---------  ------------  ---------  ------------
Shares sold..................    983,754  $ 15,823,777  1,812,851  $ 28,060,006
Shares issued to shareholders
 in reinvestment of
 Net investment income.......          0             0    220,720     3,445,460
 Distribution in excess of
  net investment income......          0             0    294,034     4,589,862
Shares reacquired............   (364,795)   (5,879,161)  (442,745)   (6,922,123)
                               ---------  ------------  ---------  ------------
                                 618,959  $  9,944,616  1,884,860  $ 29,173,205
                               ---------  ------------  ---------  ------------

Transactions in capital stock of the Small Capitalization Fund were as follows:

                                  SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 1997          DECEMBER 31, 1996
                               -----------------------  -----------------------
                                SHARES       AMOUNT      SHARES       AMOUNT
                               ---------  ------------  ---------  ------------
Shares sold..................    700,139  $  8,988,781  1,108,381  $ 13,236,881
Shares issued to shareholders
 in reinvestment of
 Net investment income.......          0             0      6,978        87,435
 Net realized gain from
  investment transactions....          0             0     48,711       607,875
Shares reacquired............    (76,471)     (999,392)  (317,129)   (3,736,752)
                               ---------  ------------  ---------  ------------
                                 623,668  $  7,989,389    846,941  $ 10,195,439
                               ---------  ------------  ---------  ------------

Transactions in capital stock of the Emerging Growth Fund were as follows:

                                   PERIOD ENDED*
                                   JUNE 30, 1997
                               -----------------------
                                SHARES       AMOUNT
                               ---------  ------------
Shares sold..................    699,598  $  7,730,110
Shares reacquired............     (1,778)      (21,420)
                               ---------  ------------
                                 697,820  $  7,708,690
                               ---------  ------------

* For the period from May 1, 1997 (commencement of operations) through June 30, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

5 - PURCHASES AND SALES OF INVESTMENTS

During the period ended June 30, 1997, the Funds made the following purchases and sales of portfolios securities:

                                  QUALITY BOND FUND      HIGH YIELD BOND FUND
                               ------------------------ -----------------------
                                PURCHASES      SALES     PURCHASES     SALES
                               ------------ ----------- ----------- -----------
Long Term U.S. Govt. and
 Agency Obligations .......... $ 25,895,241 $39,413,794 $         0 $         0
Other Long-Term Securities ...   18,251,159   5,014,094  36,204,168  29,363,184
                               ------------ ----------- ----------- -----------
 Totals ...................... $ 44,146,400 $44,427,888 $36,204,168 $29,363,184
                               ------------ ----------- ----------- -----------
                                  GROWTH EQUITY FUND       VALUE EQUITY FUND
                               ------------------------ -----------------------
                                PURCHASES      SALES     PURCHASES     SALES
                               ------------ ----------- ----------- -----------
Long Term U.S. Govt. and
 Agency Obligations .......... $          0 $         0 $         0 $         0
Other Long-Term Securities ...   97,118,952  99,412,742  22,470,273  10,439,871
                               ------------ ----------- ----------- -----------
 Totals ...................... $ 97,118,952 $99,412,742 $22,470,273 $10,439,871
                               ------------ ----------- ----------- -----------
                                                         INTERNATIONAL EQUITY
                                FLEXIBLY MANAGED FUND            FUND
                               ------------------------ -----------------------
                                PURCHASES      SALES     PURCHASES     SALES
                               ------------ ----------- ----------- -----------
Long Term U.S. Govt. and
 Agency Obligations .......... $          0 $         0 $         0 $         0
Other Long-Term Securities ...  120,552,121  74,996,192  28,600,388  19,713,307
                               ------------ ----------- ----------- -----------
 Totals ...................... $120,552,121 $74,996,192 $28,600,388 $19,713,307
                               ------------ ----------- ----------- -----------
                                 SMALL CAPITALIZATION
                                         FUND            EMERGING GROWTH FUND*
                               ------------------------ -----------------------
                                PURCHASES      SALES     PURCHASES     SALES
                               ------------ ----------- ----------- -----------
Long Term U.S. Govt. and
 Agency Obligations .......... $          0 $         0 $         0 $         0
Other Long-Term Securities ...   16,868,574  10,208,806   9,990,546   2,623,997
                               ------------ ----------- ----------- -----------
 Totals ...................... $ 16,868,574 $10,208,806 $ 9,990,546 $ 2,623,997
                               ------------ ----------- ----------- -----------

*For the period from May 1, 1997 (commencement of operations) through June 30, 1997.

--------------------------------------------------------------------------------
6 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                                                 MONEY
                                                MARKET    QUALITY   HIGH YIELD
                                                 FUND    BOND FUND   BOND FUND
                                                -------  ---------  -----------
1997 .......................................... $     0  $       0  $         0
1998 ..........................................    (872)         0            0
1999 ..........................................       0          0   (1,355,386)
2000 ..........................................     (61)         0            0
2001 ..........................................    (183)         0            0
2002 ..........................................       0   (778,292)  (1,572,728)
2003 ..........................................    (416)         0   (1,086,129)
2004 ..........................................       0    (89,807)    (525,647)
                                                -------  ---------  -----------
 Total ........................................ $(1,532) $(868,099) $(4,539,890)
                                                -------  ---------  -----------

                   S E M I - A N N U A L  R E P O R T

                   June 30, 1997

---------------------------------------------------
 C O R N E R S T O N E  V U L I I
 Variable Universal Life Insurance
---------------------------------------------------

---------------------------------------------------
 V A R I A B L E   E S T A T E MAX
 Survivorship Variable Universal Life Insurance
---------------------------------------------------

                   Penn Series Funds, Inc.
                   Investment Advisers:
                   T. Rowe Price Associates, Inc.
                   OpCap Advisors
                   Independence Capital Management, Inc.
                   Vontobel USA Inc.
                   Robertson Stephens Investment Management, Inc.

                   American Century Variable Portfolios, Inc.
                   Investment Adviser:
                   American Century Investment Management, Inc.

                   Neuberger & Berman
                   Advisers Management Trust
                   Investment Adviser:
                   Neuberger & Berman Management Incorporated

                   Fidelity Investments'
                   Variable Insurance Products Fund
                   Variable Insurance Products Fund II
                   Investment Adviser:
                   Fidelity Management & Research Company

                   Morgan Stanley Universal Funds, Inc.
                   Investment Adviser:
                   Morgan Stanley Asset Management

                        Penn
                 [Logo] Mutual(TM)
                 A better way of life

--------------------------------------------------------------------------------
TO OUR VARIABLE LIFE INSURANCE CONTRACTHOLDERS:

  I am delighted to present the Semi-Annual Reports of Penn Series Funds, Inc., Neuberger & Berman Advisers Management Trust, American Century Variable Portfolios, Inc., Fidelity Investments Variable Insurance Products Fund and Variable Insurance Products Fund II, and Morgan Stanley Universal Funds, Inc. for the six month period ending June 30, 1997.

  The first 6 months of 1997 were not too much different from what we've been seeing in the equity markets for the previous 2 years--lots of volatility, but with a dramatic move upward.

  As of June 30, the market as measured by the S&P 500 was up 20.59%, and the Russell 2000, a measure of small cap stock performance was up 9.31%.

  But this bull market trend was interrupted by a near 10% correction amid fears of continued increases in interest rates by the Federal Reserve to cool an economy that seemed overheated. However, as the second quarter progressed, economic reports signaled a slow down from the first quarter's rapid pace, and inflation remained in check. Corporate earnings were up over 10% and the market took off once again, rising more than 20% in May and June.

  So at this point the "pillars" of the stock market are very solid--benign inflation and interest and strong corporate earnings. The $64,000 question of course is, "With the Dow above 8000 and price-earnings ratios above 20, is the market valuing all of this good news too highly?"

  As we've discussed before, if you are a long term investor, try not to be too influenced with the short term twists and turns of the stock market. Rather, working with your financial planner, apply solid risk reduction techniques such as diversification and regular rebalancing of your portfolio to meet your long term needs.

  Penn Mutual's variable products now offer more diversification possibilities than ever before with 4 new additions to our family of funds:

    ICMI/Robertson Stephens Emerging Growth Fund
    Morgan Stanley Emerging Markets Equity (Int'l) Portfolio
    Neuberger & Berman AMT Partners Portfolio
    Fidelity Investments VIP II Index 500 Portfolio

  Your CORNERSTONE VUL II & VARIABLE ESTATEMAX policies are designed to help you maintain a steady, long-term approach to investing. It brings the experience and expertise of various investment advisers to help you build a financial plan that best suits your individual needs. And we encourage you to work with your financial planner to take full advantage your policy's features and investment choices.

  Percentage changes in accumulation unit values of each of the variable accounts offered under CORNERSTONE VUL II & VARIABLE ESTATEMAX for the year ending December 31, 1996 are set forth in the accompanying table.

  Management discussions of the performance of the funds are included in the accompanying reports.

  We thank you for the opportunity to serve your financial needs. If we can be of further service, please don't hesitate to contact our VUL service center at 1-800-523-0650, or contact your sales representative directly.

     Sincerely,

     /s/ Richard F. Plush

     Richard F. Plush
     Vice President, Products & Programs
--------------------------------------------------------------------------------
PERCENTAGE CHANGE IN
ACCUMULATION UNIT VALUES
SINCE 12/31/96

--------------------------------------------------------------------------------
OPCAP ADVISORS
 Value Equity........................................................... 13.16%
 Small Capitalization................................................... 14.81%
VONTOBEL USA, INC.
 International Equity................................................... 11.67%
INDEPENDENCE CAPITAL MANAGEMENT, INC.
 Growth Equity.......................................................... 15.42%
 Money Market
  Cornerstone VUL II....................................................  2.02%
  Variable EstateMax....................................................  2.03%
 Quality Bond...........................................................  2.14%
ICMI/ROBERTSON STEPHENS
 Emerging Growth........................................................ 22.42%*
T. ROWE PRICE ASSOCIATES, INC.
 Flexibly Managed.......................................................  8.00%
 High Yield Bond........................................................  7.26%
NEUBERGER & BERMAN MANAGEMENT, INC.
 AMT Balanced........................................................... 10.77%
 AMT Limited Maturity Bond..............................................  2.50%
 AMT Partners........................................................... 10.23%*
AMERICAN CENTURY
 VP Capital Appreciation................................................ -3.89%
FIDELITY INVESTMENTS
 VIP Growth............................................................. 13.32%
 VIP Equity Income...................................................... 15.88%
 VIP II Asset Manager................................................... 10.71%
 VIP II Index 500....................................................... 10.93%*
MORGAN STANLEY ASSET MANAGEMENT
 Emerging Markets Equity (Int'l)........................................ 10.72%*
--------------------------------------------------------------------------------

* For the period beginning 5/1/97

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

Interest rates reversed course in the second quarter, falling 35-40 basis points and retracting much of the upward surge in rates experienced in the first three months of 1997. A sharp deceleration in economic growth led by a drop-off in consumer spending, coupled with surprisingly low inflation data has reduced anxieties about further Federal Reserve rate hikes and led to bond market improvement.

  The estimates for second quarter growth range from 1-2%, a dramatic decline from the 5.8% growth in the first quarter. Consumer spending has inexplicably changed course, dropping off just as most market observers had assumed continued growth. Conventional wisdom has it that consumer spending will rebound due to 1) strong labor market with low unemployment, 2) high consumer confidence 3) firm income levels and finally 4) rising wealth levels arising from a soaring stock market. A firm rebound in domestic consumption will in all likelihood lead to an initial sell-off in the bond market as most market participants will look for renewed inflationary pressures and further monetary tightening.

The greatest surprise for this economic cycle has been the absence of inflation pressures. In fact, the producer price index posted its fifth straight monthly decline in May, a feat not seen since 1952. It is this development that has stayed the hand of the Federal Reserve this cycle and allowed this economic cycle (which began in March, 1991), to persist well beyond the post war average of 4.5 years.

  This low level of inflation also creates an environment where bond yields are very attractive whenever they reach or approach 7%. With inflation at 2-3%, real yields of 4-5% are extremely high by historical standards. Indeed, bond returns have been historically very good when bonds are purchased with 5% real yields. The second quarter offered another opportunity to purchase bonds with high real yields which we took advantage of.

  Another key consideration in addressing the outlook for the domestic bond market is the forecasts for economic growth overseas. In this economic cycle the foreign economies, notably Japan, have been severely hampered by structural problems. In Japan, the problems are rooted in a difficult banking environment, itself a hangover from the excesses of the 1980's. Monetary policy in Japan, the number two economy in the world, has been dramatically accommodative. Short term rates have been driven down to 0.5%. In Europe, the effort to create a unified currency has led to severely restrictive fiscal policies, slowing their economies and resulting in highly stimulative monetary policies as well.

  This weakness in the major foreign economies has reduced inflationary pressures and created liquidity that in many cases has been invested here in the US. A reversal in these highly accommodative monetary policies should have significant implications to our fixed income markets. We do not see changes occurring in the near future.

  Currently, our position is long relative to our benchmark. We extended the portfolio as rates moved above 7% in the long bond. In addition, we moved more aggressively into corporate bonds as spreads widened in March and April.

  Performance for the quarter was fair as the net result of +3.64% for the Quality Bond Fund exceeded the Salomon Brothers Broad Investment Grade Index of 3.60%. Note that beginning in the second quarter our benchmark measurement index changed to the Salomon Index vs the Lipper Bond averages. Year to date figures are misleading due to differences in duration requirements between the Salomon Index and the Lipper averages.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The stars were aligned for the high-yield bond market during the past six months. Virtually all the principal influences on this market were positive if not exuberant, especially the U.S. economy and the market's own fundamentals. The rise in interest rates that dampened returns on high-quality bonds in the first quarter was not a problem for the credit-sensitive, high-yield market. As a result, high-yield bonds significantly outperformed high-quality bonds for the six months ended June 30.

MARKET ENVIRONMENT

Many of the same factors that drove stocks higher fueled the rise in high-yield
(junk) bond prices. Topping this list were the continued and largely unexpected strength in corporate earnings and the economy's 5.8% annualized growth rate in the first quarter--roughly double the trend rate since the current upturn began in 1991. In an attempt to cool this pace and preempt a rise in inflation, the Federal Reserve raised the federal funds rate (from 5 1/4% to 5 1/2%) for the first time since 1995, and interest rates rose across the yield curve. However, stocks and high-yield bonds, which typically are driven by economic growth and corporate earnings expectations, recovered quickly and forged ahead.

  High-yield bonds also benefited from extremely strong demand relative to the supply of issues. Cash flow into retail high-yield mutual funds was heavy; the number of institutional investors allocating assets to this market sector continued to rise; and structured securities called collateralized bond obligations (CBOs) absorbed billions of dollars worth of high-yield bonds. On the supply side, new issues appeared at a steady clip, particularly from smaller companies. Nevertheless, many potential high-yield bond issuers have elected to refinance existing bonds through a growing number of attractive alternatives--commercial banks, for example, are returning to this arena--and this has constrained the opportunities for high-yield bond investors.

PERFORMANCE AND STRATEGY REVIEW

Your fund provided solid returns for the six-month period, with capital appreciation augmenting income.

  We continued our even-keel approach to managing the fund, attempting to balance the advantages of higher yields and appreciation opportunities against additional risk. Toward this end, we maintained a strong focus on B-rated issues. We like the pickup in yield these bonds provide without undue exposure to interest rate and credit risk. As always, we draw heavily on our in-house research expertise to help us assess each issue's risk and reward potential. Allocations remain widely diversified among industry sectors to limit potential problems from any single area. The only change of note during the six-month period was a reduction in the strongly performing energy area, reflecting profit-taking in these investments.

OUTLOOK

Six months ago we sounded a note of caution in looking over the high-yield landscape. While we anticipated solid returns if the economy continued to grow, we worried about the high valuations in our market--a concern shared by many investors about stocks--and also about a possible rise in defaults in the wake of the large number of new offerings. So far, the default rate has been declining, and if the year-to-date trend continues, 1997 could have the lowest such rate in three years. The high-yield market has hardly missed a beat, principally because of the economy's amazing momentum. We said last winter we would be happy to be surprised on the upside, and we are happy.

  We see nothing on the immediate horizon that might bring this bull market to a halt. Unless the Fed makes a serious miscalculation, we would expect a continuation of moderate inflation and a return to moderate growth--a good environment for all debt securities. Closer to home, we believe the high-yield market may be more resilient than in the past, when it was less diverse and problems with one or two high-profile issuers could have a large impact. At the same time, we know that today's narrow yield spreads among bonds of different credit quality will eventually correct, and that defaults will rise when and if the economy slows significantly. We would emphasize equally that our near-term outlook is positive, and we would expect high-yield bonds to remain rewarding over the long term.

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------

GROWTH EQUITY FUND

Perhaps it was William Penn who coined the adage "April showers bring May flowers", but no other five words could better describe the stock market behavior this year. The new year brought it surprisingly strong earnings and an early burst of enthusiasm, but by late March and the first part of April investors found the climate dreary and depressing with no expectation that the stock market would soon bottom and begin a recovery into record territory. At the bottom few market pundits had words of encouragement. The bears were almost gleeful, having warned that a downturn was justifiable, necessary, and long overdue. Many bulls turned cautious, pulling in their horns and looking a bit sheepish. Thus were the seeds of the market's dramatic advance sown.

  The second half of April and early May brought light and nourishment to the stock market. The light was economic news that showed a non-inflationary expansion and the nourishment was provided by the long list of better-than-expected earnings reports. With the bond market firming and turning higher, the Fed choosing to keep rates unchanged in May, and inflows of cash to mutual funds continuing at a solid clip, there were no significant impairments to the stock market's recovery. By the end of June the rally had carried the stock market over 20% from its lows.

  The Growth Equity Fund advanced 15.94% in the first half of 1997 which compares with the 15.40% return for the Lipper Growth Index, the 14.28% return for the overall Lipper Growth Fund average and the S&P 500's return of 20.54%. For the twelve month period ended June 30 the Growth Equity Fund earned a return of 27.56%. This return is better than both the 25.54% return of the Lipper Growth Index and the 23.96% earned by the average growth fund in the broad Lipper universe, but trailed the S&P 500's gain of 34.72%.

  The Fund's first half improvement came primarily from strength in the Healthcare (+31.9%), Financial (+20.5%) , and Capital Goods (+19.4%) sectors, but only Healthcare actually outperformed the S&P 500 Stock Index. Relative performance was negatively impacted by the underperformance of the Utility (+17.9%), Consumer Staples (+16.3%), Basic Material (+16.7%), Technology (+12.5%), Consumer Cyclicals (+5.5%), and Energy (+3.7%) sectors. Transportation (+16.6%) was only nominally represented in the portfolio.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
VALUE EQUITY FUND

The fund's value approach is to provide superior investment returns with below-average risk. We seek investments in businesses that generate high returns on invested capital, run by managements who seek to maximize those returns and create wealth for shareholders: through reinvestment in high-return business opportunities, through astute acquisitions, and through share repurchase. Those high returns must be sustainable, which is only achievable in companies with very strong competitive advantages. A major goal of our in-depth primary research is to assess these advantages and the industrial strengths upon which they depend. Our long-term perspective is a tremendous advantage in identifying these situations and in buying them opportunistically in a marketplace which is often driven by transitory considerations. The right price is very important in that we believe that it should encompass only a moderate degree of risk relative to upside potential, in our best judgment.

  The US stock market keeps rising relentlessly, confounding the skeptics. As measured by the total return of the S&P 500, the market has now advanced 104% in the 30 months since year-end 1994, equaling its steepest ascent in history.

  What would have been considered miraculous only a few years ago, low unemployment with low inflation; has become recurring economic reality. In May, the jobless rate fell to 4.8%, the lowest in 24 years. Defying standard economic theory, which says that light job markets lead to inflation, the consumer price index subsided also, rising only 2.2% from a year earlier. When one stands back from the usual gyrations in short-term economic data, there are few signs of disruption to this favorable economic environment. If we were to worry, it would be about tightening labor markets. Rising wage rates could boost inflation somewhat, but we believe that a protracted problem with inflation can be caused only by too-rapid growth of the money supply, which we do not see at this time.

  The international economic environment is favorable as well. Inflation is low virtually worldwide, and the disciplined approach of governments and central banks to money supply and deficits suggests inflation will remain in check. The changing dynamics of foreign pension plans are another interesting (and bullish) investment ingredient. Many foreign countries have demographic profiles similar to the US: rapid growth in the number of impending retirees, but much slower growth in the labor force that must provide for them. In contrast to the US, however, most foreign pension plans are unfunded. Instead of having money already set aside and invested, these plans operate on a pay-as-you-go basis. As foreign governments and corporations attempt to fund their obligations, demand for equities could increase significantly. According to a report by Goldman Sachs, $1.8 trillion of additional pension money is forecast to be invested into worldwide equities by 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
VALUE EQUITY FUND (CONT'D)

  Generally, the stock market keys off of economic news, but recently the market is the news. According to some reports, if the Federal Reserve raises rates, an important reason will be concern about excessive speculation in the stock market rather than about ordinary economic trends. But what is actually happening in the stock market? Let's take a look.

  Most observers of the financial markets draw distinctions among the Nasdaq Composite index of over-the-counter stocks, the NYSE Composite, the Dow Jones Industrials, the S&P 400 and 500, and various international market indices, among others. If pressed to point to a single index that measures "the market" best, most would probably select the S&P 500. Few know how heavily the S&P 500 is influenced by a small group of very large-capitalization stocks and, therefore, how much the performance of the S&P 500 deviates from that of the average large-cap portfolio, unless that portfolio contains disproportionate positions in Microsoft, Intel, General Electric and a few others.

  The effect of these super-large stocks can be seen in comparing the S&P 500, which is capitalization weighted and on which, therefore, large stocks have much more influence than smaller stocks, with an unweighted index of those same 500 stocks (each stock having equal influence). According to The Leuthold Group, the S&P 500 outperformed an equally weighted index of the same 500 stocks by 5.9 percentage points in 1995, by 3.3 percentage points in 1996 and by 3.6 percentage points from the beginning of this year through June 18. That disparity occurred because the large capitalization stocks outperformed the other stocks in the index by a wide margin. We believe large stocks have benefited from the torrent of money flowing into mutual funds. The easiest way for the funds to put these cash inflows to work is by purchasing the largest, most liquid stocks. Also, the unusual length of the bull market has made "momentum" investing (what goes up will continue to go up) more popular, further lifting this same group of very large-cap stocks to high multiples. No wonder so few portfolio managers have been performing as well as "the market" recently.

  Does the recent dominance of the largest stocks mean we should push our portfolios into them, or that investors should just give up and buy the S&P 500 index? Our answer won't surprise you: no. Let's look at longer periods of time, again using data from The Leuthold Group: During the 1960s, an equally weighted version of the S&P 500 outperformed the capitalization weighted S&P 500 by 4.8 percentage points per year. In the 1970s, the equally weighted index outperformed by 4.0 percentage points per year. In the 1980s, equally weighted won again, by 1.4 percentage points per year. The equally weighted 500 stocks continued to outperform from 1990 through 1994, beating the capitalization weighted S&P 500 by 2.1 percentage points per year.

CONCLUSION

The most recent two-and-a-half years of outperformance by the very largest components of the S&P 500 have been the exception, not the rule. In contrast to momentum investors who subscribe to the premise that what goes up will continue to go up, we believe that what goes up too much will eventually come back down. Given the high valuations of many very large capitalization S&P 500 stocks at this time, we think it's unlikely the capitalization weighted index will continue to perform better than more balanced portfolios for much longer. It follows, in our opinion, that now is an especially inopportune time to "index."

  We continue to invest in businesses that are worth inherently more, in our judgement, than their asking prices. Looked at another way, we hope to preserve our clients' capital in all market conditions, including market corrections, because we have maintained our value-price discipline and because the businesses in which we invest tend to generate excess cash, which becomes more valuable in difficult markets.

  In general, we find the stock market to be fully valued at this time. However, we are not market timers and do not have an opinion as to whether the S&P 500 will be higher or lower a month from now than it is today. We buy individual stocks, not the market. Using our above-average cash reserves, we will be opportunistic in buying stocks we like whenever we can get them at favorable prices.

OPCAP ADVISORS
INVESTMENT ADVISER

--------------------------------------------------------------------------------

FLEXIBLY MANAGED FUND

Financial markets and most subsectors were almost universally strong in the first half of 1997. Equity markets completed their ninth and tenth consecutive positive quarters. This hasn't happened in 40 years. Persistently low levels of inflation and a strong (but not too strong), economy were the key positives. The Federal Reserve modestly raised interest rates, but this only dampened enthusiasm temporarily. Meanwhile, the potential vertigo inherent in today's historically high equity valuations remains largely ignored.

  We were not well-positioned for the market's broad trends. First of all, by design, we attempt to hold down our risk and currently are only about half invested in common stocks. Our other investments provided solid gains, but not when compared with equities. Second, we hold only minor positions in the large growth companies that dominate the S&P 500. The frenzy that has driven up prices for these securities may or may not be justified, but the resulting high valuations seem inappropriate for a risk-averse fund. Third, we have large exposure to electric utility and energy sector companies, groups that significantly lagged. Fortunately, a series of individual security successes provided respectable returns.

PORTFOLIO HIGHLIGHTS

The media group, a long-time portfolio focus, and particularly NEW YORK TIMES and WASHINGTON POST, continued to generate outstanding gains in the first half. We have been modestly trimming these holdings while maintaining industry exposure with purchases of TIME WARNER convertible bonds. We swapped portions of our HOMESTAKE MINING and NEWMONT MINING holdings for an expanded position in SANTA FE PACIFIC GOLD. This company was then merged into Newmont, re-establishing a larger but cheaper position in that stock. Unfortunately, the substantial weakness in gold mining generally left us with an insignificant loss rather than the gains we might normally have realized with such a successful series of interrelated trades. We initiated a 1% holding in WHEELABRATOR TECHNOLOGIES, now the object of a takeover. We continued to add to our AMERADA HESS and UNION TEXAS PETROLEUM holdings. Finally, we saw through to completion the merger/sale of PHH, one of our stellar long-term holdings. We are now attempting to maximize the value of numerous PHH hedging transactions.

OUTLOOK

Stock market cycles, economic cycles, and credit cycles always seem similar, but only when viewed through the rear window of history. We expect fairly strong economic growth to continue and with inflation seemingly subdued, it appears some time will elapse before the next move in Federal Reserve policy. Nevertheless, when that action does come, we anticipate it will be another incremental increase in interest rates. As for the stock market, we have not a shadow of a doubt that it is overvalued and will decline, but we don't know when or from what level.

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
INTERNATIONAL EQUITY FUND

Falling interest rates, strengthening balance sheets and a change in the attitude of corporate management toward shareholders were some of the factors that helped to spur strong returns in Europe and Latin America during the second quarter. Asian markets continued their falling trend due to structural issues like currency risk, interest rate pressure, falling levels of corporate profitability, and weakening export demand from Europe and Japan. Overall, this did not affect the fund's performance since we had already reduced most of our exposure to the peripheral Asian markets.

EUROPE

The major continental European markets are close to being fully valued after a double-digit run-up in equity prices year to date, e.g., France +23%, Germany +29%, Switzerland +44%, the Netherlands +35% (in local currency terms). The region's long string of double-digit returns over the last 18 months is reason enough to become prudent (although their outperformance doesn't mean they won't continue to rise!). Based on still falling bond and earnings yields, 8 out of 14 European markets still have the potential to produce returns in the low teens over the next 12 months.

  Still, prevailing corporate sentiment indicates a lack of confidence in a sustained economic recovery. At the time of the US dollar collapse in 1994-95 European corporations went on a capital investment spending spree. The resulting imbalance between output and demand has left them cautious, and inventories are at an unusually low level for this stage in the economic cycle. So far, corporate Europe has taken the easy road to restructuring, of the sort that can be achieved through plant closings and employee layoffs. It needs to do more. The focus should now shift toward more efficient management of the capital base, including share buybacks, and development of new products. Faced with the challenges created by falling tariffs and deregulation around the globe, European corporations can no longer afford to automatically reinvest retained earnings as they compete with companies in emerging markets with cheap source of inputs. Nor is domestic leadership a guarantee of survival--European firms need to create strong global market share and globally recognized brands. As a result, merger and acquisition activity in Europe, propelled by the need to grow market share, will remain strong. Some of our current portfolio holdings that are particularly well positioned to meet these global challenges include retailer Carrefour and insurer Axa in France, carmaker BMW in Germany, and publishing giant Elsevier in the Netherlands.

  Despite less compelling valuations in Europe than a year ago, we are still finding enough good, attractively priced companies in which to invest and, for now, are maintaining our current regional allocation of about 57%. We started to raise cash in the second quarter by taking profits in France and Germany, where we now have a combined 14% weighting.

  In the UK corporate profits are strong while stock market sentiment is weak, a good combination for keeping close to a full market weight. The Labor Party's election win after 18 years of Tory rule should not impact the UK's success in attracting global capital due to its highly skilled labor force and well-regulated business environment. The economy hasn't looked this rosy since the 1980's, as reflected by the strength of the sterling and the potential need to curb the pace of economic growth through further interest rate hikes.

  As we've stated repeatedly, a country's economic environment is less important in our market analysis than the level of market liquidity and the existence of companies with solid fundamentals. This is reflected in our overweight positions in three of the best-performing markets in Europe year to date; Switzerland, the Netherlands and Sweden, where we have a combined weighting of 20% vs. the MSCI EAFE at 14%.

JAPAN

The Japanese economy is showing growth of around 1% of 1997 after four years of recession. Due to corporate restructuring, cost controls and sales growth, the operating environment for large- and mid-size corporations in the manufacturing sector is generating large amounts of cash flow. For most companies we own, free cash flow is increasing at about 40% relative to the last peak prior to the 1989 bubble. Valuation ratios in the Japanese market are still giving mixed signals: PCF 10X, PB 2.2X and PE 42X (ex-financials and utilities). Earnings, however, continue to be strong and over the next 12 months should grow by about 38% for the Topix Index. Our allocation to this market has increased to 27%, v. 22% at year end.

CURRENCIES

The US dollar remained extremely strong against the major European currencies with the exception of the pound sterling, the fund benefitted from our unhedged position in the latter. We maintained hedges on the German mark, French franc and Swiss franc. Our hedge against the yen worked against us in view of the yen's strong appreciation during the quarter.

VONTOBEL, USA
INVESTMENT ADVISER

--------------------------------------------------------------------------------
SMALL CAPITALIZATION FUND

Although small-cap stocks as a class have now underperformed large-cap stocks for three years, we continue to deliver positive returns, equaling or exceeding our benchmark, the Russell 2000, in the 1997 second quarter and first half. We achieved these results by being disciplined in our approach of buying reasonably valued companies based on their business fundamentals. Our long-term perspective is a tremendous advantage in identifying undervalued businesses and buying them opportunistically in a marketplace which is driven by transitory considerations. The right price is very important in that we believe it should encompass only a moderate degree of risk relative to upside potential. Our largest positions include Magellan Health Services, the largest provider of managed-care behavioral health services; Wang Laboratories, a systems integration and computer maintenance firm; St. Mary Land & Exploration, an exploration and production company; E. W. Blanch Holdings, and insurance broker; and A. Schulman, which produces plastics and resins.

  Magellan Health exemplifies the qualities we look for in an investment, including high returns on invested capital, a leading competitive position to help protect those returns, significant free cash flow which is being used to create shareholder value and a management team oriented toward shareholder interests--and, on top of that, a reasonable valuation. We began accumulating Magellan in November 1995 at an average price in the high teens. More recently, Magellan sold its brick-and-mortar hospitals business, realizing about $400 million of cash, which it is using to make acquisitions that complement its managed care business. Magellan is now focused solely on providing managed-care mental health programs for corporations and government agencies. It is the leader in this field, which offers excellent prospects for revenue and earnings growth. At a recent price of $30 a share, or about 15 times anticipated fiscal 1998 earnings, and with its strong cash flow and favorable growth characteristics, we still consider the stock to be reasonably valued.

OPCAP ADVISORS
INVESTMENT ADVISER
EMERGING GROWTH FUND

We are pleased to have the opportunity to report on our progress as manager of the ICMI/Robertson Stephens Emerging Growth portfolio. Commencing the portfolio on 5/1/97, our two-month performance was aided by a strong rally in small-cap stocks that began in May. From May 1, 1997, through June 30, 1997, the subaccount was up 22.60% versus an increase of 17.67% in the Russell 2000 Growth index.

  While our investment process is bottom up, driven by stock selection, portfolio positions tended to be overweighted in several Russell sectors. The portfolio was overweighted in Technology and Consumer Discretionary Services, and underweighted in the Health Care sector as measured by Frank Russell.

  Also of note was the announcement that Robertson Stephens agreed to be acquired by BankAmerica, subject to regulatory approvals. If approval is achieved, we expect the transaction to close in the fourth quarter of 1997. We are extremely excited about becoming part of the BankAmerica organization. They will enable us to maintain the unique culture that has made us successful in the last 18 years, while also affording us access to expanded capital and resources that will enable us to grow our investment management franchise into the next decade.

  In managing the portfolio, the management team is looking for emerging growth companies that are growing revenues and earnings by a minimum of 20% annually. These companies come from traditional growth sectors and industries, and also come from newer "emerging" industries. These emerging industries develop quickly around new technologies and market opportunities. We believe our emerging growth research team provides us a competitive advantage in identifying and understanding these industries and companies before may of our competitors on Wall Street.

  One such emerging sector we have identified is Information Technology Education. An opportunity has developed for companies to provide training and education in a wide range of software programs. In the past many companies would maintain an IT training capability in house. However, today many companies now look to hire an information technology provider to train their employees on an as needed basis. We own a number of companies that provide this capability including Strayer Education and Education Management Corp.

  A resurgence in the Lodging industry has created an improved operating environment for established and new players in the sector. We are attracted to several companies in this sector, including Four Seasons Hotel Corporation. Four Seasons operates hotels at the highest end of the luxury segment where there is little competition and a finite supply of rooms. This gives Four Seasons strong pricing power. Room rates in many of their properties have risen throughout the year, helping to improve profitability.

  In conclusion, we are pleased to manage a portfolio in the exciting area of emerging growth companies. We look forward to our continued dialogue with Penn Mutual and your clients.

ROBERTSON STEPHENS INVESTMENT MANAGEMENT
INVESTMENT ADVISER

----------------------------------------------------
THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE MONEY MARKET FUND

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------- ------ -----------
COMMERCIAL PAPER (37.2%)
------------------------
FINANCIAL SERVICES (12.8%)
 American Honda 5.65% ..................... 07/24/97 A-2/P-1 $  731 $   728,361
 Countrywide Funding Corporation 5.61% .... 07/10/97 A-2/P-1    570     569,201
 Ford Motor Credit 5.52%................... 07/07/97 A-2/P-1  1,000     999,080
 General Electric Credit Group 5.55% ...... 08/21/97 A-1/P-1    500     496,069
 General Electric Capital Corp. 5.60% ..... 09/02/97 A-1/P-1    650     643,630
 Merrill Lynch & Co. Inc. 5.60% ........... 08/19/97 A-1/P-1  1,500   1,488,567
                                                                    -----------
                                                                      4,924,908
                                                                    -----------
MISCELLANEOUS (15.4%)
 Dekalb County for Emory University 5.75%.. 08/05/97 NR       1,500   1,500,000
 American Home 5.59%....................... 07/28/97 NR       1,500   1,493,711
 General Motors Acceptance Corp. 5.80%..... 01/06/98 A-1/P-1  1,500   1,454,325
 John Deere, Inc. 5.56%.................... 08/20/97 A-1/P-1  1,500   1,488,417
                                                                    -----------
                                                                      5,936,453
                                                                    -----------
UTILITIES (9.0%)
 GTE Southwest Inc. 5.58%.................. 07/09/97 A-2/P-1  1,000     998,760
 NYNEX 5.55%............................... 07/29/97 A-1/P-1  1,100   1,095,252
 San Diego Gas & Electric Co. 5.30%........ 07/15/97 A-1/P-1  1,400   1,400,000
                                                                    -----------
                                                                      3,494,012
                                                                    -----------
TOTAL COMMERCIAL PAPER
 (Cost $14,355,373)................................................  14,355,373
                                                                    -----------
CORPORATE BONDS (14.6%)
-----------------------
 BankAmerica Corp. 6.00%................... 07/15/97 A+         100     100,007
 Chrysler Financial Corp. 6.41%............ 07/28/97 A          250     250,091
  6.50%.................................... 08/21/97 A          100     100,074
 Countrywide Funding Corp. 6.57%........... 08/04/97 A          750     750,459
 Ford Holdings Inc. 9.25%.................. 07/15/97 A+         370     370,480
 Ford Motor Credit 7.125%.................. 12/01/97 A+         363     364,759
 GTE California Inc. 6.25%................. 01/15/98 A-         680     680,341
 H.J. Heinz Co. 5.50%...................... 09/15/97 A+       1,488   1,486,750
 Lehman Brothers Inc. 7.375%............... 08/15/97 A          200     200,361
 NationsBank Corp. 6.625%.................. 01/15/98 A+         390     390,870
 Norwest Financial 6.00%................... 08/15/97 AA-        360     360,004
 Pepsico Inc. 6.125%....................... 01/15/98 A          115     114,947
 Rockwell International Corporate Bond
  7.625%................................... 02/17/98 AA         215     216,922
 Southwestern Bell Telephone 6.05%......... 02/04/98 AA         250     249,853
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $5,635,918).................................................   5,635,918
                                                                    -----------

                                             PAR
                           MATURITY RATING  (000)     VALUE
                           -------- ------- ------ -----------
VARIABLE RATE DEMAND NOTES (36.1%)+
-----------------------------------
 Alabama State Development
  Authority 5.65%......... 07/07/97 A-1/P-1 $  550 $   550,000
 Barton Healthcare 5.75%.. 07/07/97 A-1/P-1    465     465,000
 Baylis Group Partnership
  Floating Rate 5.90%..... 07/02/97 A-1/P-1    700     700,000
 Berks County Industrial
  Development Authority
  5.80%................... 07/07/97 A-1/P-1    540     540,000
 Bloomfield New Mexico
  5.95%................... 07/07/97 A-1/P-1    600     600,000
 Columbia County Georgia
  Development Authority
  5.65%................... 07/07/97 A-1/P-1    470     470,000
 Community Health Systems,
  Inc. 5.95%.............. 07/07/97 A-1/P-1  1,465   1,465,000
 Durham Risk Management
  Co. 5.65%............... 07/07/97 A-1+/P-    500     500,000
 Fairview Hospital and
  Healthcare Services
  5.60%................... 07/07/97 A-1+/P-    500     500,000
 GMG Warehouse American
  National 5.75%.......... 07/02/97 NR         975     975,000
 Health Insurance Plan of
  Greater NY
  5.50%................... 07/07/97 A-1/P-1    500     500,000
  5.50%................... 07/07/97 A-1/P-1    500     500,000
 Illinois Development
  Finance Authority 5.75%. 07/07/97 A-1/P-1    600     600,000
 Liliha Partners 6.20%.... 07/02/97 NR       1,100   1,100,000
 Montgomery County PA
  Industrial Development
  Authority 5.80%......... 07/07/97 A-1/P-1    805     805,000
 New York, New York 5.75%. 09/10/97 A-1/P-1  1,900   1,900,000
 Passaic County Utilities
  Authority Series 1996-A
  6.25%................... 09/03/97 SP1+       650     650,000
 Saint Francis Health
  6.15%................... 07/07/97 A-1/P-1    490     490,000
 Sliver City New Mexico
  5.95%................... 07/07/97 A-1/P-1    600     600,000
                                                   -----------
TOTAL VARIABLE RATE DEMAND NOTES
 (Cost $13,910,000)...............................  13,910,000
                                                   -----------
GOVERNMENT OBLIGATIONS (1.3%)+
------------------------------
 Student Loan Marketing
  Assn. 5.24%
  (Cost $499,934)......... 07/01/97 AAA        500     499,934
                                                   -----------
MEDIUM TERM NOTES (4.4%)
------------------------
 Caterpillar, Inc. 7.47%.. 01/15/98 A+         600     604,861
 Pacific Gas & Electric
  5.00%................... 10/07/97 A        1,100   1,097,699
                                                   -----------
TOTAL MEDIUM TERM NOTES
 (Cost $1,702,560).................................. 1,702,560
                                                   -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE MONEY MARKET FUND

                    SHARES      VALUE
                  ---------- -----------
SHORT-TERM INVESTMENTS (6.4%)
-----------------------------
 Janus Money Mar-
  ket Fund.......  1,883,015 $ 1,883,015
 Temporary In-
  vestment Fund,
  Inc............    572,785     572,785
                             -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $2,455,800)..........   2,455,800
                             -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $38,559,585)(a)...... $38,559,585
                             ===========

-------
(a) Cost for Federal income tax purposes.
 + The rate shown is the rate as of June 30, 1997, and the maturity shown is the next interest readjustment date.

  The Standard & Poor's Corporation, Moody's Investor Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. Ratings are the most recent ratings available at June 30, 1997.

                                                          PERCENTAGE OF PORTFOLIO
     MATURITY               AMOUNT                    --------------------------------------------------
     SCHEDULE                 PAR                                                    (CUM)
     --------             -----------                                             --------------
    1 -   7 days          $12,860,000                       34.7%                       34.7%
    8 -  14 days            1,570,000                        5.1%                       39.8%
   15 -  30 days            5,451,000                       15.1%                       54.9%
   31 -  60 days            6,410,000                       17.5%                       72.4%
   61 -  90 days            4,688,000                       12.6%                       85.0%
   91 - 120 days            1,100,000                        3.8%                       88.8%
   Over 150 days            4,113,000                       11.2%                      100.0%
                          -----------                 -----------
                          $36,192,000                      100.0%
                          ===========                 ===========

                      Average Weighted Maturity - 48 days

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE QUALITY BOND FUND

                                            PAR
                           MATURITY RATING (000)     VALUE
                           -------- ------ ------ -----------
CORPORATE BONDS (51.5%)
-----------------------
AGRICULTURAL OPERATIONS (0.6%)
 Cargill, Inc. 7.375%..... 10/01/25  AA-   $  250 $   244,063
                                                  -----------
BEVERAGES (1.2%)
 Coca-Cola Enterprises
  6.95%................... 11/15/26  AA-      475     445,906
                                                  -----------
BROADCASTING (4.0%)
 News America Holdings
  8.50%................... 02/23/25  BBB      360     394,200
  9.25%................... 02/01/13  BBB      950   1,067,563
                                                  -----------
                                                    1,461,763
                                                  -----------
CANADIAN GOV'T AGENCY (4.5%)
 Hydro Quebec
  7.50%................... 04/01/16  A+       400     396,000
  8.05%................... 07/07/06  A+     1,150   1,247,750
                                                  -----------
                                                    1,643,750
                                                  -----------
ELECTRIC POWER (1.4%)
 Korea Electric Power
  7.75%................... 04/01/13  AA-      500     501,875
                                                  -----------
FINANCIAL (6.9%)
 African Development Bank
  6.875%.................. 10/15/15  AA-      500     481,250
 Associates Corp. N.A.,
  Senior Note 7.75%....... 02/15/05  AA-      500     530,625
 General Electric Capital
  Corp. 8.125%............ 02/01/99  AAA      500     515,000
 General Motors Acceptance
  Corp. Note 6.40%........ 07/30/97  A-       300     300,207
 Morgan Stanley Financial
  PLC 8.03%............... 02/28/17  A-       250     247,188
 Morgan Stanley 6.95%..... 12/10/07  A-       473     466,737
                                                  -----------
                                                    2,541,007
                                                  -----------
FOODS (2.7%)
 Food Lion Inc. 8.05%..... 04/15/27  A-       950     979,688
                                                  -----------
GENERAL OBLIGATION BONDS (2.7%)
 General Electric Capital
  Corp. 6.66%............. 05/01/00  AAA    1,000   1,006,250
                                                  -----------
MISCELLANEOUS (1.4%)
 Noble Affiliates, Inc.
  8.00%................... 04/01/27  BBB      500     511,250
                                                  -----------
RAILROADS (0.7%)
 Union Pacific Co. 8.35%.. 05/01/25  BBB      250     256,875
                                                  -----------
RETAIL (7.5%)
 J.C. Penney & Co.
  7.60%................... 04/01/07  A-     1,400   1,443,750
  9.45%................... 07/15/02  A-       175     187,250
 American Stores Co.
  7.50%................... 05/01/09  BBB+   1,100   1,117,875
                                                  -----------
                                                    2,748,875
                                                  -----------
SERVICES - EQUIPMENT RENTING & LEASING
 (2.9%)
 Service Co. International
  7.00%................... 06/01/15  BBB-     100     101,125
  7.70%................... 04/15/09  BBB-     950     978,500
                                                  -----------
                                                    1,079,625
                                                  -----------
TRANSPORTATION (4.5%)
@ CSX Corp. 7.05%......... 05/01/02  BBB      660     660,821
 CSX Corp. 7.25%.......... 05/01/27  BBB    1,000   1,008,750
                                                  -----------
                                                    1,669,571
                                                  -----------

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ -----------
UTILITIES (10.5%)
 GTE Corp. 7.51%............................ 04/01/09  A     $1,900 $ 1,947,500
 Petroleum Geo-Services 7.50%............... 03/31/07  BBB-   1,900   1,916,625
                                                                    -----------
                                                                      3,864,125
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $18,525,725)................................................  18,954,623
                                                                    -----------
U.S. TREASURY OBLIGATIONS (16.0%)
---------------------------------
 U.S. Treasury Notes
  7.875%.................................... 11/15/99  N/A      750     778,170
  7.75%..................................... 12/31/99  N/A    1,000   1,035,770
  6.75%..................................... 04/30/00  N/A    1,000   1,013,160
  6.25%..................................... 05/31/00  N/A      500     500,355
  6.25%..................................... 10/31/01  N/A    1,300   1,294,033
                                                                    -----------
                                                                      4,621,488
                                                                    -----------
 U.S. Treasury Bonds
  7.125%.................................... 02/15/23  N/A      150     154,565
  6.00%..................................... 02/15/26  N/A      350     313,257
  6.50%..................................... 11/15/26  N/A      950     814,555
                                                                    -----------
                                                                      1,282,377
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $5,883,549).................................................   5,903,865
                                                                    -----------
AGENCY OBLIGATIONS (14.3%)
--------------------------
 Federal National Mortgage Assoc. 7.00% due
  06/01/11 to 05/01/12......................    4,045  N/A            4,039,557
 Federal National Mortgage Assoc. 6.45%..... 12/01/03  N/A    1,226   1,217,705
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $5,212,727).................................................   5,257,262
                                                                    -----------
COMMERCIAL MORTGAGE-BACKED SECURITY (1.3%)
------------------------------------------
 Sasco 96-CFl Class B 6.303% (Cost 500,000). 02/25/28  AA       500     486,250
                                                                    -----------

                                                           SHARES
                                                          ---------
PREFERRED STOCK (5.1%)
----------------------
 New Jersey Economic Development
  (Cost $1,888,480)......................................    76,000   1,888,480
                                                                    -----------
SHORT-TERM INVESTMENTS (11.8%)
------------------------------
 Janus Money Market Fund................................. 1,812,717   1,812,717
 Temporary Investment Fund, Inc. ........................ 2,518,108   2,518,108
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $4,330,825).................................................   4,330,825
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $36,341,306)(a)............................................. $36,821,305
                                                                    ===========

-------
@ Restricted Security.
(a) Also cost for Federal income tax purposes. At June 30, 1997, the excess of value over tax cost was $572,143, and the excess of tax cost over value was $92,144.

  The Standard & Poor's corporation ratings are the most recent ratings available at June 30, 1997.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE HIGH YIELD BOND FUND

                                                             PAR
                                            MATURITY RATING (000)     VALUE
                                            -------- ------ ------ ------------
COLLATERALIZED MORTGAGE SECURITIES (1.2%)
-----------------------------------------
 Airplanes Pass Through Trust 10.875%
  (Cost $506,762).......................... 03/15/19  BB    $  500 $    580,000
                                                                   ------------
CORPORATE BONDS (92.0%)
-----------------------
AEROSPACE & DEFENSE (4.2%)
 BE Aerospace, Inc. 9.875%................. 02/01/06  B        500      526,250
 Echo Bay Mines 11.00%..................... 04/01/27  BB-      450      452,250
 Dyncorp, Inc. 9.50%....................... 03/01/07  B        425      429,250
 L-3 Comms 10.375%......................... 05/01/07  B-       325      343,688
 Tracor, Inc. 8.50%........................ 03/01/07  B        350      350,000
                                                                   ------------
                                                                      2,101,438
                                                                   ------------
AUTOMOBILES & RELATED (1.6%)
 Chief Auto Parts Inc. 10.50%.............. 05/15/05  B        250      250,000
 K&F Industries 10.375%.................... 09/01/04  B-       225      238,500
 Oxford Automotive Inc. 10.125%............ 06/15/07  B-       250      250,625
 Walbro Corporation 9.875%................. 07/15/05  B+        50       51,250
                                                                   ------------
                                                                        790,375
                                                                   ------------
AUTOMOBILES - CARS (0.2%)
 Venture Holdings Trust 9.75%.............. 04/01/04  B        100       98,000
                                                                   ------------
BANKING (0.5%)
 Greenpoint Cap Trust I 9.10%.............. 06/01/27  BB       250      252,165
                                                                   ------------
BEVERAGES (2.5%)
 Dr. Pepper Bottling Holdings, Inc.
  4.4178%++................................ 02/15/03  CCC+     700      698,250
 Beatrice 11.50%........................... 10/01/05  B-       500      565,000
                                                                   ------------
                                                                      1,263,250
                                                                   ------------
BROADCASTING (0.9%)
 Azteca Holdings SA 11.00%................. 06/15/02  B-       200      201,250
 Chancellor Radio Broadcasting 9.375%...... 10/01/04  B-       250      256,250
                                                                   ------------
                                                                        457,500
                                                                   ------------
BUILDING & REAL ESTATE (1.1%)
 B.F. Saul Reit. 11.625%................... 04/01/02  B-       500      532,500
                                                                   ------------
BUILDING PRODUCTS (3.1%)
 American Builders and Contractors 10.625%. 05/15/07  B        400      414,000
 Foamex L.P. 9.875%........................ 06/15/07  B-       350      362,250
 Maxxam Group, Inc. 11.25%................. 08/01/03  B-       500      518,125
 Reliant Building Products 10.875%......... 05/01/04  B-       250      256,250
                                                                   ------------
                                                                      1,550,625
                                                                   ------------
CABLE OPERATORS (3.3%)
 Frontiervision 11.00%..................... 10/15/06  B        300      314,250
 Fundy Cable Ltd. 11.00%................... 11/15/05  BB       500      540,000

                                                             PAR
                                            MATURITY RATING (000)     VALUE
                                            -------- ------ ------ ------------
 Marcus Cable Operating Co. 2.772%++....... 08/01/04  B     $  550 $    478,500
 Lomcast U.K. Cable 11.2076 %++............ 11/15/07  NR       450      337,500
                                                                   ------------
                                                                      1,670,250
                                                                   ------------
CHEMICALS (0.9%)
 Sterling Chemicals Hldgs, Units
  10.3802%++............................... 08/15/08  B+       200      134,500
 Sterling Chemicals, Inc. 11.25%........... 04/01/07  B+       300      321,750
                                                                   ------------
                                                                        456,250
                                                                   ------------
COMMUNICATIONS SERVICES (1.1%)
 Communication & Power Industries 12.00%... 08/01/05  B        500      555,000
                                                                   ------------
CONGLOMERATES (1.3%)
 ICF Kaiser International Inc. 13.00%...... 12/31/03  B-       225      243,000
 Jordan Industries, Inc. 10.375%........... 08/01/03  B-       400      424,000
                                                                   ------------
                                                                        667,000
                                                                   ------------
CONSUMER PRODUCTS (0.7%)
 Revlon Worldwide 11.5728%++............... 03/15/01  B-       500      338,750
                                                                   ------------
CONTAINER (3.4%)
 Bway Corp. 10.25%......................... 04/15/07  B        350      374,500
 Plastic Containers, Inc. 10.00%........... 12/15/06  B+       500      520,000
 U.S. Can Corp. 10.125%.................... 10/15/06  B        760      807,500
                                                                   ------------
                                                                      1,702,000
                                                                   ------------
DIVERSIFIED - CHEMICALS (0.6%)
 Polytama International 11.25%............. 06/15/07  B+       300      309,750
                                                                   ------------
ELECTRONIC COMPONENTS (3.4%)
 Celestica International 10.50%............ 12/31/06  B        500      537,500
 Fairchild Semiconductor 10.125%........... 03/15/07  B        250      265,000
 HCC Industries 10.75%..................... 05/15/07  B-       350      367,500
 Viasystems Inc 9.75%...................... 06/01/07  B-       500      506,250
                                                                   ------------
                                                                      1,676,250
                                                                   ------------
ENERGY SERVICES (4.8%)
 Dual Drilling Co. 9.875%.................. 01/15/04  B-       500      533,750
 Energy Corp of America 9.50%.............. 05/15/07  B        400      404,000
 Falcon Drilling Co. 8.875%................ 03/15/03  B+       150      151,875
 Flores & Rucks 9.75%...................... 10/01/06  B-       275      287,375
 Kelley Oil & Gas Corp. 10.375%............ 10/15/06  B-       350      360,500
 Mesa Operating Co. 7.2429%................ 07/01/06  B        250      192,500
 Pride Petroleum Services 9.375%........... 05/01/07  BB-      425      444,125
                                                                   ------------
                                                                      2,374,125
                                                                   ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE HIGH YIELD BOND FUND

                                                             PAR
                                            MATURITY RATING (000)     VALUE
                                            -------- ------ ------ ------------
ENTERTAINMENT & LEISURE (6.7%)
 AMC Entertainment, Inc. 9.50%............. 03/15/09  B     $  500 $    520,000
 Horseshoe Gaming L.L.C. 9.375%............ 06/15/07  B        400      402,000
 Plains Resources, Inc. 10.25%............. 03/15/06  B-       550      583,000
 Plitt Theaters, Inc. 10.875%.............. 06/15/04  B-       350      371,000
 Six Flags Theme Parks 2.4799%++........... 06/15/05  B        500      514,375
 United Artists Theater 9.30%.............. 07/01/15  BB       492      476,828
 Travelcenters of America 10.25%........... 04/01/07  B        450      462,375
                                                                   ------------
                                                                      3,329,578
                                                                   ------------
FINANCE (1.1%)
 Ocwen Financial Corp. 11.875%............. 10/01/03  B+       500      540,000
                                                                   ------------
FOOD/TOBACCO (5.1%)
 Archibald Candy Corp 10.25%............... 07/01/04  B        400      407,000
 Consolidated Cigar Corp. 10.50%........... 03/01/03  B        750      789,375
 Mac Andrews & Forbes Co. 11.875%.......... 11/15/02  B        500      537,500
 MBW Foods Inc. 9.875%..................... 02/15/07  B-       325      329,063
 Shoppers Food Warehouse 9.75%............. 06/15/04  B+       500      501,250
                                                                   ------------
                                                                      2,564,188
                                                                   ------------
HEALTHCARE (2.2%)
 Owens & Minor 10.875%..................... 06/01/06  B+       250      278,750
 Quest Diagnostic, Inc. 10.75%............. 12/15/06  B+       250      271,875
 Regency Health Services, Inc. 12.25%...... 07/15/03  B-       500      541,250
                                                                   ------------
                                                                      1,091,875
                                                                   ------------
HOTELS & GAMING (5.2%)
@Capital Gaming International, Inc.
   45.6951%++.............................. 08/01/97  NR         5          250
 Courtyard By Marriott 10.75%.............. 02/01/08  B-       350      378,875
 Eldorado Resorts LLC 10.50%............... 08/15/06  B        250      265,000
 Grand Casinos, Inc. 10.125%............... 12/01/03  BB       300      312,000
 Majestic Star Casino 12.75%............... 05/15/03  B        250      274,375
 Prime Hospitality 9.75%................... 04/01/07  NR       200      209,000
 Red Roof Inns 9.625%...................... 12/15/03  B        500      517,500
 Rio Hotel & Casino, Inc.
  9.50%.................................... 04/15/07  B         50       51,500
  10.625%.................................. 07/15/05  B        250      270,000
 Trump Atlantic City Assoc. Funding, Inc.
  11.25%................................... 05/01/06  BB-      300      293,250
                                                                   ------------
                                                                      2,571,750
                                                                   ------------

                                            PAR
                           MATURITY RATING (000)     VALUE
                           -------- ------ ------ ------------
INDUSTRIAL - OTHER (1.9%)
 Acquisition Properties
  9.00%................... 12/15/07  NR    $  400 $    406,500
 Doane Products Co.
  10.625%................. 03/01/06  B+       500      532,500
                                                  ------------
                                                       939,000
                                                  ------------
MANUFACTURING (5.1%)
 Hawk Corp. 10.25%........ 12/01/03  B+       350      360,500
 International Knife & Saw
  11.375%................. 11/15/06  B-       300      321,000
 International Wire Group
  11.75%.................. 06/01/05  B-       500      542,500
 Mettler-Toledo, Inc.
  9.75%................... 10/01/06  B        300      315,000
 Roller Bearing Co.
  9.625%.................. 06/15/07  B-       500      506,250
 Tokheim Corp. 11.50%..... 08/01/06  B        475      518,938
                                                  ------------
                                                     2,564,188
                                                  ------------
MEDIA AND COMMUNICATIONS (0.6%)
 Intermedia
  Communications, Inc.
  4.2945%++............... 05/15/06  B-       350      252,000
  13.50%.................. 06/01/05  B-        50       61,125
                                                  ------------
                                                       313,125
                                                  ------------
METALS & MINING (0.8%)
 Haynes International,
  Inc. 11.625%............ 09/01/04  B-       350      385,000
                                                  ------------
MISCELLANEOUS (3.9%)
 Amerigas Partners L.P.
  10.125%................. 04/15/07  BB+      400      425,500
 Associated Materials,
  Inc. 11.50%............. 08/15/03  B-       250      265,935
 Herff Jones, Inc. 11.00%. 08/15/05  B        500      540,000
 ML Capital Pfd. 9.875%... 03/01/27  B        300      300,000
 PMI Acquisition Corp.
  10.25%.................. 09/01/03  B        100      105,250
 Synthetic Industries
  9.25%................... 02/15/07  B        325      329,875
                                                  ------------
                                                     1,966,560
                                                  ------------
MISCELLANEOUS CONSUMER PRODUCTS (5.5%)
 American Safety Razor
  9.875%.................. 08/01/05  BB-      500      533,750
 Chattem Inc. 12.75%...... 06/15/04  B-       500      550,000
 Hedstrom Corp 10.00%..... 06/01/07  NR       200      201,500
 Keebler Corporation
  10.75%.................. 07/01/06  NR       600      672,000
 PM Holdings Corp.
  5.1115%++............... 09/01/05  B        400      306,000
 Windy Hill Pet Food Co.
  9.75%................... 05/15/07  NR       500      501,250
                                                  ------------
                                                     2,764,500
                                                  ------------
MISCELLANEOUS MATERIALS (0.1%)
 Hedstrom Holdings Inc.
  11.9999%++.............. 06/01/09  NR       100       59,500
                                                  ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE HIGH YIELD BOND FUND

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ ------------
PAPER & PAPER PRODUCTS (2.2%)
 Container Corp. of America 11.25%.......... 05/01/04  B+    $  250 $    270,000
 Pen-Tab Industries 10.875%................. 02/01/07  B-       250      253,125
 S.D. Warren Co. 12.00%..................... 12/15/04  B+       500      555,000
                                                                    ------------
                                                                       1,078,125
                                                                    ------------
PRINTING & PUBLISHING (1.0%)
 Sun Media Corp. 9.50%...................... 02/15/07  B        500      505,000
                                                                    ------------
RETAIL (0.9%)
 Safelite Glass Corp. 9.875%................ 12/15/06  NR       400      428,000
                                                                    ------------
RETAIL MERCHANDISING (1.2%)
 Specialty Retail 9.00%..................... 07/15/07  B        250      250,000
 Specialty Retail 8.50%..................... 07/15/05  B        325      325,000
                                                                    ------------
                                                                         575,000
                                                                    ------------
SAVINGS & LOAN ASSOCIATIONS (1.6%)
 Bank United Capital Trust 10.25%........... 12/31/26  NR       250      247,500
 First Federal Financial Corp. 11.75%....... 10/01/04  B+       500      544,375
                                                                    ------------
                                                                         791,875
                                                                    ------------
SERVICE (2.4%)
 Allied Waste North America 10.25%.......... 12/01/06  B+       200      213,000
 Coinmach Corp. 11.75%...................... 11/15/05  B+       482      533,815
 Intertek Finance 10.25%.................... 11/01/06  B        445      460,575
                                                                    ------------
                                                                       1,207,390
                                                                    ------------
TELECOMMUNICATIONS (4.7%)
 Brooks Fiber Properties 10.00%............. 06/01/07  NR       100      101,000
 Colt Telecom 5.9094%++..................... 12/15/06  NR       700      448,000
 Global Star Lp
  11.25%.................................... 06/15/04  B        150      139,500
  11.375%................................... 02/15/04  B        350      350,875
 Microcell Telecommunications 13.3689%++.... 06/01/06  B        200      112,000
 Nextel Communications 5.9476%++............ 08/15/04  CCC-     150      114,750
 Pricellular Wire 10.75%.................... 11/01/04  B        250      260,625
 Sprint Spectrum 11.00%..................... 08/15/06  B+       200      221,500
 Teleport Communications 4.3941%++.......... 07/01/07  B        425      306,531
 Telewest
  9.625%.................................... 10/01/06  B+       125      128,750
  11.0672%++................................ 10/01/07  B+       250      180,000
                                                                    ------------
                                                                       2,363,531
                                                                    ------------
TEXTILES & APPAREL (3.1%)
 Dan River, Inc. 10.125%.................... 12/15/03  B        500      530,000
 Glenoit Corp. 11.00%....................... 04/15/07  B-       150      157,500
 Pillowtex Corp. 10.00%..................... 11/15/06  B+       375      393,750
#@Plaid Clothing Corp.
   11.00%................................... 08/01/03  D        375       27,188
 Tultex Corp. 9.625%........................ 04/15/07  BB-      150      158,625
 Westpoint Stevens Inc. 9.375%.............. 12/15/05  B+       250      261,250
                                                                    ------------
                                                                       1,528,313
                                                                    ------------
TRANSPORTATION (2.5%)
 Coach USA, Inc. 9.375%..................... 07/01/07  B+       250      247,500
 Equimar Shipholdings Ltd. 9.875%........... 07/01/07  B        500      490,000

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ ------------
 Greyhound Lines 11.50%..................... 04/15/07  NR    $  250 $    265,000
 Sea Containers Ltd. 12.50%................. 12/01/04  BB-      215      242,950
                                                                    ------------
                                                                       1,245,450
                                                                    ------------
WASTE MANAGEMENT (0.6%)
 Allied Waste Industries 11.2999%++......... 06/01/07  B+       500      307,500
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $44,564,528)................................................   45,914,676
                                                                    ------------
COMMERCIAL PAPER (2.2%)
-----------------------
 Pfizer, Inc. 5.52%
  (Cost $1,099,070)......................... 08/05/97  AAA    1,105    1,099,070
                                                                    ------------

                                                             SHARES
                                                            --------
COMMON STOCK (1.4%)
-------------------
+@ Berg Electronics Corp...................................   3,698      132,897
+@ Capital Gaming International, Inc.......................  13,335          400
+@ Dr. Pepper Bottling Holdings,Inc., Class A..............  14,800      277,500
+ Gaylord Containers Corp., Class A........................   7,500       57,656
+ Ocwen Assest Investment Corp.............................  10,000      202,500
+ Protection One, Inc......................................   4,200       56,700
+ Wireless One Inc.........................................     450          113
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $447,305)....................................................     727,766
                                                                     -----------
PREFERRED STOCK (3.1%)
----------------------
 Capstar Broadcasting Partners.............................   3,000      301,500
 American Radio Systems....................................   2,632      280,273
 Chancellor Radio Broadcasting.............................   2,500      271,250
 Chevy Chase Pfd. Capital Corp.............................   5,185      274,805
 Criimi Mae, Inc...........................................  10,000      361,250
 Intermedia Communications, Inc., Series B.................   5,000       51,650
                                                                     -----------
TOTAL PREFERRED STOCK
 (Cost $1,380,438)..................................................   1,540,728
                                                                     -----------
                                                            WARRANTS
                                                            --------
WARRANTS (0.1%)
---------------
@+ Capital Gaming International, Inc.......................  11,375           11
+ ICF Kaiser Intl. Inc,....................................   1,575        1,575
+ Intermedia Communicaton..................................      50        2,000
 Microcell Telecommunication...............................     800       11,400
 Microcell Telecommunication...............................     800          500
@+ President Casinos, Inc..................................   4,415        1,104
+@ Wright Medical Technology, Inc..........................   2,676       26,765
                                                                     -----------
TOTAL WARRANTS
 (Cost $84,730).....................................................      43,355
                                                                     -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $48,082,833)................................................. $49,905,595
                                                                     ===========

-------
@   Restricted security.
+   Non-income producing.
++  Effective Yield.
#   Securities in default.
(a) Also cost for Federal income tax. At June 30, 1997, the excess of value over tax cost was $2,432,813, and the excess of tax cost over value was $610,051.

    The Standard & Poor's corporation ratings are the most recent ratings available at June 30, 1997.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE GROWTH EQUITY FUND

                                                           SHARES      VALUE
                                                          --------- ------------
COMMON STOCK (97.0%)
--------------------
AEROSPACE - DEFENSE (1.7%)
 United Technologies Corp. ..............................    25,000 $  2,075,000
                                                                    ------------
BEVERAGES (2.1%)
 Coca-Cola Co. ..........................................    10,000      675,000
 PepsiCo., Inc. .........................................    50,000    1,878,125
                                                                    ------------
                                                                       2,553,125
                                                                    ------------
CHEMICALS (3.8%)
 Du Pont (E.I.) de Nemours & Co. ........................    50,000    3,143,750
 Monsanto Co. ...........................................    35,000    1,507,188
                                                                    ------------
                                                                       4,650,938
                                                                    ------------
COMPUTER SOFTWARE & SERVICES (7.5%)
+ Cisco Systems, Inc. ...................................    40,000    2,686,250
 First Data Corporation..................................    25,000    1,098,438
+ Microsoft Corp. .......................................    35,000    4,426,406
+ PeopleSoft, Inc. ......................................    15,000      790,313
                                                                    ------------
                                                                       9,001,407
                                                                    ------------
COMPUTER SYSTEMS (5.4%)
+ Compaq Computer Corp. .................................    25,000    2,481,250
+ Dell Computer Corp. ...................................    15,000    1,761,094
 Hewlett-Packard Co. ....................................    25,000    1,400,000
+ Sun Microsystems, Inc. ................................    25,000      930,469
                                                                    ------------
                                                                       6,572,813
                                                                    ------------
COSMETICS & TOILETRIES (3.1%)
 Gillette Co. ...........................................    10,000      947,500
 Procter & Gamble Co. ...................................    20,000    2,825,000
                                                                    ------------
                                                                       3,772,500
                                                                    ------------
DIVERSIFIED OPERATIONS (6.8%)
 General Electric Company................................    70,000    4,576,250
 Minnesota Mining & Manufacturing Co. ...................    15,000    1,530,000
 Tyco International Ltd. ................................    15,000    1,043,438
 Unilever NV and PLC.....................................     5,000    1,090,000
                                                                    ------------
                                                                       8,239,688
                                                                    ------------
ELECTRONICS (6.4%)
+ Adaptec, Inc. .........................................    35,000    1,216,250
 Honeywell, Inc. ........................................    25,000    1,896,875
 Intel Corp. ............................................    25,000    3,539,844
 Motorola, Inc. .........................................    15,000    1,140,000
                                                                    ------------
                                                                       7,792,969
                                                                    ------------
ENTERTAINMENT (2.0%)
 The Walt Disney Co. ....................................    30,000    2,407,500
                                                                    ------------
FINANCIAL SERVICES (10.5%)
 American Express Co. ...................................    20,000    1,490,000
 BankAmerica Corp. ......................................    30,000    1,936,875
 Citicorp................................................    20,000    2,411,250
 Fannie Mae..............................................    50,000    2,181,250
 MBNA Corp. .............................................    40,000    1,465,000
 Merrill Lynch & Co., Inc. ..............................    30,000    1,788,750
 SunAmerica, Inc. .......................................    30,000    1,462,500
                                                                    ------------
                                                                      12,735,625
                                                                    ------------
INSURANCE (5.9%)
 Allstate Corp. .........................................    20,000    1,460,000
 American International Group, Inc. .....................    15,000    2,240,625
 Hartford Financial Services Group, Inc. ................    15,000    1,241,250
 Travelers Group, Inc. ..................................    35,000    2,207,188
                                                                    ------------
                                                                       7,149,063
                                                                    ------------
MEDICAL SUPPLIES (1.2%)
 Guidant Corp. ..........................................    15,000    1,275,000
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------- ------------
OIL & GAS (4.2%)
 Exxon Corp. ............................................    30,000 $  1,845,000
+ Global Marine Inc. ....................................    60,000    1,395,000
 Schlumberger Ltd. ......................................    15,000    1,875,000
                                                                    ------------
                                                                       5,115,000
                                                                    ------------
PAPER & FOREST PRODUCTS (0.8%)
 Kimberly-Clark Corp. ...................................    20,000      995,000
                                                                    ------------
PHARMACEUTICALS (16.6%)
 Abbott Laboratories.....................................    25,000    1,668,750
 American Home Products Corp. ...........................    15,000    1,147,500
 Bristol-Myers Squibb Co. ...............................    25,000    2,025,000
 Johnson & Johnson.......................................    50,000    3,218,750
 Eli Lilly & Company.....................................    20,000    2,186,250
 Merck & Co., Inc. ......................................    40,000    4,140,000
 Pfizer Inc. ............................................    25,000    2,987,500
 Schering-Plough Corp. ..................................    30,000    1,436,250
 Warner-Lambert Co. .....................................    10,000    1,242,500
                                                                    ------------
                                                                      20,052,500
                                                                    ------------
PRINTING & PUBLISHING (0.6%)
+ Electronics for Imaging, Inc. .........................    15,000      708,281
                                                                    ------------
RETAIL (8.6%)
+ Costco Companies, Inc. ................................    40,000    1,316,250
 Home Depot, Inc. .......................................    25,000    1,723,438
+ Safeway Inc. ..........................................    50,000    2,306,250
+ Staples, Inc. .........................................    50,000    1,159,375
 Walgreen Co. ...........................................    20,000    1,072,500
 Wal-Mart Stores, Inc. ..................................    85,000    2,874,063
                                                                    ------------
                                                                      10,451,876
                                                                    ------------
TELECOMMUNICATIONS (6.8%)
 GTE Corp. ..............................................    25,000    1,096,875
 Lucent Technologies, Inc. ..............................    25,000    1,801,563
 Northern Telecom Ltd. ..................................    10,000      910,000
 Oy Nokia AB (ADR).......................................    20,000    1,475,000
 SBC Communications, Inc. ...............................    35,000    2,165,625
+ Tellabs, Inc. .........................................    15,000      837,188
                                                                    ------------
                                                                       8,286,251
                                                                    ------------
TOBACCO (1.8%)
 Philip Morris Companies, Inc. ..........................    50,000    2,218,750
                                                                    ------------
TRANSPORT (1.2%)
+ Federal Express Corp. .................................    25,000    1,443,745
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $86,578,437)................................................  117,497,031
                                                                    ------------
SHORT-TERM INVESTMENTS (3.0%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ................... 1,831,428    1,831,428
 Temporary Investment Fund, Inc. ........................ 1,831,390    1,831,390
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $3,662,818).................................................    3,662,818
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $90,241,255)(a)............................................. $121,159,849
                                                                    ============

-------
 +  Non-income producing.
(a) At June 30, 1997, the cost for Federal income tax purposes was $90,297,341. The excess of value over tax cost was $30,951,236, and the excess of cost over value was $88,728.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE VALUE EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK (82.3%)
--------------------
AEROSPACE - DEFENSE (5.3%)
 Lockheed Martin Corp. ....................................  80,000 $  8,285,000
 McDonnell Douglas Corp. ..................................  81,000    5,548,500
                                                                    ------------
                                                                      13,833,500
                                                                    ------------
AIRLINES (1.5%)
+ AMR Corp. ...............................................  43,000    3,977,500
                                                                    ------------
AUTOMOBILES PARTS - EQUIPMENT (2.5%)
 Lucasvarity PLC ADR....................................... 188,520    6,527,501
                                                                    ------------
CHEMICALS (3.6%)
 Du Pont (E.I.) de Nemours & Co. ..........................  60,000    3,772,500
 Hercules, Inc. ...........................................  50,000    2,393,750
 Monsanto Co. .............................................  77,000    3,315,813
                                                                    ------------
                                                                       9,482,063
                                                                    ------------
CONGLOMERATES (2.0%)
 General Electric Co. .....................................  80,000    5,230,000
                                                                    ------------
COSMETICS (1.4%)
 Avon Products, Inc. ......................................  50,000    3,528,125
                                                                    ------------
DIVERSIFIED (3.6%)
 Canadian Pacific Limited.................................. 140,000    3,981,250
 Tenneco, Inc. ............................................  75,000    3,389,063
 Textron Inc. .............................................  29,700    1,971,338
                                                                    ------------
                                                                       9,341,651
                                                                    ------------
ENTERTAINMENT & LEISURE (2.0%)
 Carnival Corp. Class A.................................... 125,000    5,156,250
                                                                    ------------
ELECTRONIC COMPONENTS (1.3%)
+ Adaptec, Inc. ...........................................  98,000    3,405,500
                                                                    ------------
ELECTRONICS (1.0%)
+ Arrow Electronics, Inc. .................................  48,000    2,550,000
                                                                    ------------
FINANCIAL SERVICES (12.3%)
 Citicorp..................................................  70,000    8,439,375
 Countrywide Credit Industries, Inc. ...................... 210,000    6,549,375
 Federal Home Loan Mortgage Corp. ......................... 220,000    7,562,500
 Sabre Group Holdings Inc. Class A.........................  80,000    2,170,000
 Wells Fargo & Co. ........................................  27,333    7,366,244
                                                                    ------------
                                                                      32,087,494
                                                                    ------------
GAS TRANSMISSION (0.1%)
 El Paso Natural Gas Co. ..................................   6,510      358,050
                                                                    ------------
HOSPITAL MANAGEMENT (3.2%)
+ Tenet Healthcare Corp. .................................. 282,500    8,351,406
                                                                    ------------
INSURANCE (22.2%)
 Ace, Limited.............................................. 175,000   12,928,125
 AFLAC, Inc. .............................................. 105,375    4,978,969
 American International Group, Inc. .......................  23,500    3,510,313
 Everest Re Holdings, Inc. ................................ 120,000    4,755,000
 Exel Limited.............................................. 247,600   13,060,900
 General Re Corp. .........................................  41,000    7,462,000
 Mid Ocean Limited......................................... 123,000    6,449,813
 Progressive Corp. ........................................  55,000    4,785,000
                                                                    ------------
                                                                      57,930,120
                                                                    ------------
MACHINERY - DIVERSIFIED (4.5%)
 Caterpillar, Inc. ........................................  88,000    9,449,000
 Dover Corp. ..............................................  38,000    2,337,000
                                                                    ------------
                                                                      11,786,000
                                                                    ------------

                                                            SHARES     VALUE
                                                            ------- ------------
MANUFACTURING (0.9%)
 AlliedSignal, Inc. .......................................  27,000 $  2,268,000
                                                                    ------------
MEDICAL SUPPLIES (2.6%)
 Becton, Dickinson & Co. .................................. 134,000    6,783,750
                                                                    ------------
METALS (0.6%)
 Freeport-McMoran Copper & Gold, Inc.
  Class B..................................................  47,016    1,463,373
                                                                    ------------
OIL & GAS (1.4%)
+ Triton Energy Limited....................................  62,000    2,840,375
 Union Pacific Resources, Group............................  28,796      716,301
                                                                    ------------
                                                                       3,556,676
                                                                    ------------
PAPER & PAPER PRODUCTS (0.4%)
 Champion International Corp. .............................  20,000    1,105,000
                                                                    ------------
RESTAURANTS (1.7%)
 McDonald's Corporation....................................  93,000    4,493,063
                                                                    ------------
RETAIL (2.6%)
 May Department Stores Co. ................................ 144,000    6,804,000
                                                                    ------------
TELECOMMUNICATIONS (2.6%)
 Sprint Corp. .............................................  72,250    3,802,156
+ Tele-Communications Inc. Series A........................ 200,000    2,968,750
                                                                    ------------
                                                                       6,770,906
                                                                    ------------
TEXTILES (0.6%)
 Shaw Industries, Inc. .................................... 140,000    1,487,500
                                                                    ------------
TOYS (1.5%)
 Mattel, Inc. ............................................. 114,531    3,879,738
                                                                    ------------
TRANSPORT SERVICES (0.9%)
 Union Pacific Corp. ......................................  34,000    2,397,000
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $135,477,151)...............................................  214,554,166
                                                                    ------------

                                                              PAR
                                                   MATURITY  (000)
                                                   -------- -------
COMMERCIAL PAPER (14.1%)
------------------------
 Ford Motor Credit Co. 5.53%...................... 07/24/97 $ 6,483    6,460,095
 IBM Corp. 5.51%.................................. 07/23/97  10,331   10,296,213
 John Deere Credit Corp. 5.53%.................... 07/16/97  10,000    9,976,958
 Merrill Lynch & Co., Inc. 5.56%.................. 08/07/97  10,000    9,942,856
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $36,676,122)................................................   36,676,122
                                                                    ------------

                                                           SHARES
                                                          ---------
SHORT-TERM INVESTMENTS (3.6%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ................... 4,743,112    4,743,112
 Temporary Investment Fund, Inc. ........................ 4,747,444    4,747,444
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $9,490,556).................................................    9,490,556
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $181,643,829)(a)............................................ $260,720,844
                                                                    ============

-------
 +  Non-income producing.
(a) Also cost for Federal income tax purposes. At June 30, 1997, the excess of value over tax cost was $79,500,490, and the excess of tax cost over value was $423,475.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE FLEXIBLY MANAGED FUND

                                                           SHARES      VALUE
                                                          --------- ------------
COMMON STOCK (50.8%)
--------------------
AUTOMOTIVE PARTS - EQUIPMENT (0.1%)
 Exide Corp. ............................................    30,000 $    658,121
                                                                    ------------
BANKS (0.1%)
 Bank Fuer Internationalen Zahlungs......................        44      308,820
                                                                    ------------
BUILDING & CONSTRUCTION (0.5%)
 Johns Manville Corp. ...................................   210,000    2,480,625
                                                                    ------------
CHEMICALS (1.6%)
 English China Clays PLC.................................   140,689      483,810
 Great Lakes Chemical Corp. .............................   125,000    6,546,875
+ Millenium Chemicals, Inc. .............................    31,800      723,450
                                                                    ------------
                                                                       7,754,135
                                                                    ------------
COMPUTERS (0.7%)
 International Business Machines Corp. ..................    34,000    3,066,375
+ Silicon Graphics, Inc. ................................    10,500      157,500
                                                                    ------------
                                                                       3,223,875
                                                                    ------------
DIVERSIFIED OPERATIONS (2.4%)
+ Chris-Craft Industries, Inc. ..........................   130,000    6,272,500
 Corning, Inc. ..........................................    90,000    5,006,250
                                                                    ------------
                                                                      11,278,750
                                                                    ------------
ELECTRIC UTILITIES (7.1%)
 Centerior Energy Corp. ................................. 1,625,000   18,179,688
 Ohio Edison Co. ........................................   225,000    4,907,813
 Unicom Corp ............................................   449,900   10,010,275
                                                                    ------------
                                                                      33,097,776
                                                                    ------------
ENERGY (1.9%)
 Energy Group PLC........................................    73,125    3,098,672
 Wheelabrator Technologies, Inc. ........................   390,000    6,020,625
                                                                    ------------
                                                                       9,119,297
                                                                    ------------
FINANCIAL SERVICES (2.0%)
 American Express Co. ...................................    52,000    3,874,000
 Fannie Mae..............................................    66,000    2,879,250
 Fund American Enterprises, Inc. ........................    27,000    2,835,000
                                                                    ------------
                                                                       9,588,250
                                                                    ------------
FOOD/PROCESSING (0.2%)
 McCormick & Co., Inc. ..................................    35,000      885,938
                                                                    ------------
HOLDINGS COMPANY DIVERSIFIED (3.7%)
 Hanson PLC ADR..........................................    53,125    1,328,125
 Loews Corp. ............................................   128,000   12,816,000
 Lonrho PLC.............................................. 1,500,000    3,184,899
                                                                    ------------
                                                                      17,329,024
                                                                    ------------
HOTEL - MOTEL (0.5%)
+ HFS, Inc. .............................................    37,000    2,146,000
                                                                    ------------
INSURANCE (2.0%)
 CHUBB Corp .............................................         0           27
 Harleysville Group, Inc. ...............................    40,000    1,522,500
 Risk Capital Holdings, Inc. ............................    19,100      396,325
 Unitrin, Inc. ..........................................    57,000    3,494,813
 Willis Corroon Group PLC ADR............................   130,000    1,454,375
 Zurich Reinsurance Centre Holdings, Inc. ...............    64,000    2,528,000
                                                                    ------------
                                                                       9,396,040
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------- ------------
MEDICAL (0.1%)
+ Perrigo Co. ...........................................    10,000 $    125,625
+ Quest Diagnostics, Inc. ...............................    11,250      231,328
                                                                    ------------
                                                                         356,953
                                                                    ------------
MINING (2.7%)
+ Hecla Mining Co. ......................................    30,000      161,250
 Homestake Mining Co. ...................................   165,000    2,155,313
 Newmont Mining Corp. ...................................   247,700    9,660,300
 Prime Resources Group, Inc. ............................   111,900      810,341
                                                                    ------------
                                                                      12,787,204
                                                                    ------------
OFFICE SUPPLIES (0.1%)
 Cross (A.T.) Co., Class A...............................    38,000      484,500
                                                                    ------------
OIL & GAS (9.0%)
 Amerada Hess Corp. .....................................   250,000   13,890,625
 Atlantic Richfield Co. .................................    70,000    4,935,000
 Kerr-McGee Corp. .......................................    14,000      887,250
 Mitchell Energy & Development Corp.,
  Class B................................................   115,000    2,458,125
 Murphy Oil Corp. .......................................   126,000    6,142,500
 Sun Company, Inc. ......................................    20,000      620,000
 Texaco, Inc. ...........................................    64,000    6,960,000
 Union Texas Petroleum Holdings, Inc. ...................   290,000    6,071,875
                                                                    ------------
                                                                      41,965,375
                                                                    ------------
PAPER AND FOREST PRODUCTS (1.5%)
 Deltic Timber Corp......................................    30,000      879,375
 International Paper Co. ................................    28,000    1,359,750
 Weyerhaeuser Co. .......................................    90,000    4,680,000
                                                                    ------------
                                                                       6,919,125
                                                                    ------------
PHARMACEUTICALS (3.6%)
+ Genetech, Inc. ........................................   255,000   15,029,063
 Schering-Plough Corp. ..................................    42,000    2,010,750
                                                                    ------------
                                                                      17,039,813
                                                                    ------------
PHOTO EQUIPMENT (1.0%)
 Polaroid Corp. .........................................    82,000    4,551,000
                                                                    ------------
PUBLISHING NEWS (5.7%)
 Meredith Corp. .........................................   100,000    2,900,000
 New York Times Co., Class A.............................   260,000   12,870,000
 Readers Digest Assoc., Inc., Class B....................    50,300    1,392,681
 Readers Digest Assoc., Inc. ............................    10,000      286,875
 Washington Post Co., Class B............................    23,000    9,154,000
                                                                    ------------
                                                                      26,603,556
                                                                    ------------
RETAIL (1.8%)
+ Hills Stores Co. ......................................    87,000      299,063
 Limited, Inc. ..........................................    93,000    1,883,250
+ Petrie Stores Corp. ................................... 1,000,000    3,156,500
+ Toys 'R' Us, Inc. .....................................    24,500      857,500
 Wal-Mart Stores, Inc. ..................................    56,000    1,893,500
                                                                    ------------
                                                                       8,089,813
                                                                    ------------
TOBACCO (1.4%)
 Philip Morris Companies, Inc. ..........................   145,000    6,434,375
                                                                    ------------
TRANSPORTATION - MISCELLANEOUS (1.1%)
 Overseas Shipholding Group, Inc. .......................   135,000    2,649,375
 Ryder System, Inc. .....................................    70,000    2,310,000
                                                                    ------------
                                                                       4,959,375
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $181,984,762)...............................................  237,457,740
                                                                    ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                            SHARES     VALUE
                                                            ------- ------------
PREFERRED STOCK (4.1%)
----------------------
 Cleveland Electric Illum. Series L 7.00%..................  34,550 $  3,053,356
 Cleveland Electric Illum. Series R 8.80%..................   2,550    2,655,188
 Cleveland Electric Illum. Series S 9.00%..................   3,000    3,153,750
 Entergy Gulf States Utilities, Inc.
  Series B 7.20%...........................................  15,853      768,871
 International Paper Company Convertible 5.25%.............  10,000      530,000
 Kemper Co. Series E 5.75%................................. 100,000    5,200,000
 Niagara Mohawk Power Corp. Series A 6.50%.................  24,000      486,000
 Niagara Mohawk Power Corp. Series B 7.50%.................   7,000      154,438
 Niagra Mohawk Power Corp. Series C 7.20%..................  19,500      436,313
 Rouse Co. Series B........................................  55,000    2,653,750
                                                                    ------------
TOTAL PREFERRED STOCK
 (Cost $16,738,243)................................................   19,091,666
                                                                    ------------

                                                          NUMBER
                                                       OF CONTRACTS
                                                       ------------
PUT OPTIONS (0.3%)
------------------
+ Automatic Data $50, August 16, 1997.................     105            36,093
+Automatic Data $50, November 22, 1997................     205            89,683
+ CHUBB $55, July 19, 1997............................      60               750
+ HFS $60, July 19, 1997..............................     470           102,813
+ HFS $60, October 18, 1997...........................     150            76,875
+ HFS $70, October 18, 1997...........................     110           138,188
+ IBM $100, January 17, 1998..........................     140           161,000
+ IBM $78, October 18, 1997...........................     100            13,125
+ IBM $80, July 19, 1997..............................     100             1,875
+ IBM $88, October 18, 1997...........................     100            37,500
+ IBM $95, January 17, 1998...........................     100            93,750
+ Limited "B" $20, August 16, 1997....................     105             7,219
+ Limited "B" $23, August 16, 1997....................     105            25,594
+ Limited "B" $23, November 22, 1997..................     100            28,125
+ Microsoft $85, July 19, 1997........................     100               313
+Schering-Plough $50, November 22, 1997...............     110            42,625
+ Schering-Plough $43, August 16, 1997................     200             5,000
+Schering-Plough $45, November 22, 1997...............     220            38,500
+Silicon Graphics $23, November 22, 1997..............     105            79,406
+ Silicon Graphics $30, August 16, 1997...............     105           156,844
+ Toys 'R' US $30, September 20, 1997.................     130             6,500
+ Toys 'R' US $35, December 20, 1997..................     105            26,250
+ Wal-Mart $25, September 20, 1997....................     210             1,313
+ Wal-Mart $35, December 20, 1997.....................     120            30,750
+ Wal-Mart $33, December 20, 1997.....................     110            15,813
                                                                    ------------
TOTAL PUT OPTIONS
 (Cost $2,107,046).................................................    1,215,904
                                                                    ------------

                                                              PAR
                                            MATURITY RATING  (000)
                                            -------- ------  -----
U.S. TREASURY OBLIGATIONS (4.3%)
--------------------------------
 U.S Treasury Notes
  5.50%.................................... 02/28/99   NA   $10,000    9,917,200
  5.75%.................................... 10/31/97   NA     2,500    2,501,950
  6.125%................................... 07/31/00  NA      1,250    1,245,700
  6.25%.................................... 04/30/01  NA      2,500    2,492,975
  6.75%.................................... 05/31/99  NA      2,000    2,023,120
  7.375%................................... 11/15/97  NA      2,000    2,012,500
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $20,179,805)................................................   20,193,445
                                                                    ------------

                                                             PAR
                                           MATURITY RATING  (000)     VALUE
                                           -------- ------  -----     -----
AGENCY OBLIGATION (2.5%)
------------------------
 Tennessee Valley Authority 5.98%
  (Cost $11,489,607)...................... 04/01/36  AAA   $11,400 $ 11,428,500
                                                                   ------------
MEDIUM TERM NOTE (0.3%)
-----------------------
 Federal National Mortgage Assoc. 5.37%
  (Cost $1,576,000)....................... 02/07/01  NR      1,600    1,544,656
                                                                   ------------
COMMERCIAL PAPER (11.5%)
------------------------
 Archer Daniels Midland Corp.
  5.52%................................... 07/15/97  NR      2,400    2,394,848
  5.60%................................... 07/15/97  NR        412      411,103
 Bell Atlantic Network 5.50%.............. 07/02/97  A      10,000    9,998,472
 Ciesco L.P.
  5.55%................................... 07/01/97  AAA     3,300    3,300,000
  6.20%................................... 07/01/97  AAA    12,700   12,700,000
 Island Finance Puerto Rico 5.63%......... 07/10/97  NR      1,000      998,582
 Motorola Credit Corporation 5.50%........ 08/18/97  NR      8,000    7,941,333
 Pitney Bowes Credit Corp 5.52%........... 07/09/97  NR     14,000   13,982,827
 Shell Oil Company 5.50%.................. 07/02/97  NR      2,000    1,999,694
                                                                   ------------
TOTAL COMMERCIAL PAPER
 (Cost $53,726,859)...............................................   53,726,859
                                                                   ------------
CONVERTIBLE BONDS (26.1%)
-------------------------
 Alza Corp. 5.0261%++..................... 07/14/14  BBB-    5,500    2,433,750
 Automatic Data Processing, Inc.
  5.1212%++............................... 02/20/12  AA     21,800   13,182,024
 Comcast Corp. 3.375%..................... 09/09/05  BB-     4,900    5,174,057
 Deutsche Bank Financial 4.4999%++........ 02/12/17  AAA     2,500    1,150,525
 Ensearch Corp. 6.375%.................... 04/01/02  BBB-    5,325    5,319,995
 Grand Metro PLC Euro-Bond 6.50%.......... 01/31/00  A+      3,000    4,214,730
 Grand Metropolitan PLC 6.50%............. 01/31/00  A+      1,300    1,826,383
 Homestake Mining Co. 5.50%............... 06/23/00  BBB-    4,900    4,705,764
 Lonhro Finance Conv. Euro Bond 6.00%..... 02/27/04  BB      1,800    2,810,205
 Marriott International 3.8867%++......... 03/25/99  BBB     7,100    4,328,728
 McKesson Corp. 4.50%..................... 03/01/04  A-      1,500    1,316,250
 Merck & Company 5.76%.................... 05/03/37  AAA     1,150    1,159,315
 Office Depot Inc.
  4.6260%++............................... 12/11/07  BB-     1,200      815,364
  4.2615%++............................... 11/01/08  BB-     5,000    3,105,550
 Ogden Corp. 5.75%........................ 10/20/02  BBB       250      233,750
 Outboard Marine Corp. 7.00%.............. 07/01/02  B+      1,850    1,852,313
 Peninsular & Oriental 7.25%.............. 05/19/03  NR      1,600    2,836,017

--------------------------------------------------------------------------------

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------  -----     -----
 Pep Boys Convertible 4.2031%++............ 09/20/11  BBB   $ 3,694 $  2,109,052
 Potomac Electric Power Co. 5.00%.......... 09/01/02  A-      2,300    2,139,000
 Roche Holdings, Inc. 144A 6.375%++........ 05/06/12  NR     17,700    7,743,750
 Rouse Company Euro Bond 5.75%............. 07/23/02  BBB-    6,700    7,051,750
 Sandoz Capital 2.00%...................... 10/06/02  AAA       500      767,500
 Silicon Graphics 3.8396%++................ 11/02/13  BB+     4,500    2,206,215
 Time Warner Inc
  6.2910%++................................ 12/17/12  BBB-   20,000    7,906,800
  5.1063%.................................. 06/22/13  BBB-   16,600    7,724,810
 UBS Finance 2.00%......................... 12/15/00  AAA       300      289,596
 USF&G Corp. 4.3663%++..................... 03/03/09  BBB-    5,100    3,687,198
 U.S. Cellular Corp. 6.0276%++............. 06/15/15  BBB-   11,900    4,164,643
 U.S. West, Inc. 7.1386%++................. 06/25/11  BBB    23,800    9,177,042
 WMX Technologies 2.00%.................... 01/24/05  A       8,550    8,039,736
 Zurich Insurance Eurobond 1.00%........... 04/15/03  A       2,700    2,598,750
                                                                    ------------
TOTAL CONVERTIBLE BONDS
 (Cost $112,299,627)...............................................  122,070,562
                                                                    ------------
                                                            SHARES
                                                            -------
SHORT-TERM INVESTMENTS (0.1%)
-----------------------------
 Temporary Investment Fund, Inc.
  (Cost $448,474).......................................... 448,474      448,474
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $400,550,423)(a)............................................ $467,177,806
                                                                    ============

-------
+    Non-income producing.
++   Effective Yield.
(a) At June 30, 1997, the cost for Federal income tax purposes was $400,556,401. The excess of value over tax cost was $73,629,989 and the excess of tax cost over value was $7,008,584.
ADR--American Depository Receipt

     The Standard & Poor's Corporation ratings are the most recent ratings available at June 30, 1997.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK (88.5%)
--------------------
AUSTRALIA (0.6%)
 National Austrailia Bank Limited..........................  50,000 $    717,148
                                                                    ------------
BELGIUM (0.7%)
+ Barco N.V. ..............................................   4,500      911,503
                                                                    ------------
BRAZIL (0.6%)
 Companhia Cervejaria Brahma (ADR).........................  47,000      719,688
                                                                    ------------
FINLAND (0.5%)
 Cultor Oy, Series II......................................  12,000      631,774
                                                                    ------------
FRANCE (7.8%)
 AXA SA....................................................  27,500    1,710,211
 Carrefour Supermarche SA..................................   2,100    1,525,012
 Compagnie Generale Des Eaux...............................   8,400    1,076,227
+ Dassault Systemes SA.....................................  17,500    1,241,663
 Scor SA...................................................  22,000      885,660
 Societe Bic SA............................................  10,000    1,635,132
 Total SA-B................................................  14,185    1,433,657
 Valeo SA..................................................   8,063      500,748
                                                                    ------------
                                                                      10,008,310
                                                                    ------------
GERMANY (5.5%)
 Adidas AG.................................................  14,000    1,565,277
 Bayer AG..................................................  35,000    1,348,546
 Bayerische Motoren Werke (BMW) AG.........................   1,000      824,494
 CKAG Colonia Konzern AG...................................   4,400      416,261
 Gehe AG...................................................  10,800      743,077
 SGL Carbon AG.............................................   9,700    1,324,775
 VEBA AG...................................................  16,000      903,618
                                                                    ------------
                                                                       7,126,048
                                                                    ------------
HONG KONG (1.6%)
 Dah Sing Financial Group.................................. 130,800      724,340
 Sun Hung Kai Properties Limited........................... 115,000    1,384,281
                                                                    ------------
                                                                       2,108,621
                                                                    ------------
IRELAND (3.7%)
 Allied Irish Banks PLC.................................... 191,801    1,467,678
 CRH PLC...................................................  92,021      961,601
+ Elan Corp. PLC (ADR).....................................  31,000    1,402,750
 Greencore Group PLC....................................... 202,027      987,442
                                                                    ------------
                                                                       4,819,471
                                                                    ------------
JAPAN (27.1%)
 Bank of Tokyo-Mitsubishi..................................  75,000    1,505,236
 Bridgestone Corp. ........................................ 100,000    2,321,117
 Canon, Inc. ..............................................  40,000    1,089,005
 Credit Saison Co.limited..................................  67,000    1,636,998
 Ezaki Glico Co. Limited...................................  82,000      736,998
 Fuji Photo Film Co. Limited...............................  60,000    2,413,613
 Hitachi Maxell Limited....................................  25,000      619,546
 Hoya Corp ................................................  28,000    1,246,073
 Ito-Yokado Co. Limited....................................  18,000    1,044,503
 JUSCO Co. Limited.........................................  56,000    1,891,100
 Komatsu Limited........................................... 150,000    1,217,278
 Kyocera Corp. ............................................  11,000      873,473
 Mitsubishi Heavy Industries Limited....................... 275,000    2,109,293
 Mitsui & Co. Limited...................................... 125,000    1,199,825
 Murata Manufacturing Co. Limited..........................  18,000      716,230
 Nikko Securities Co. Limited..............................  60,000      369,110
 Nippon Steel Corp. ....................................... 500,000    1,596,859
 NTT Data Corp. ...........................................  29,000    1,121,030

                                                            SHARES     VALUE
                                                            ------- ------------
 Omron Corp. ..............................................  73,000 $  1,547,906
 Rohm Co. Limited..........................................  25,000    2,574,171
 SMC Corp. ................................................  10,000      844,677
 Sony Corp. ...............................................  16,000    1,394,764
 Taisho Pharmaceutical Co. Limited.........................  58,000    1,563,874
 Takeda Chemical Ind. .....................................  60,000    1,685,864
 Tokyo Broadcasting System, Inc. ..........................  30,000      615,183
 Yasuda Fire & Marine Insurance Co. Limited................ 145,000      974,258
                                                                    ------------
                                                                      34,907,984
                                                                    ------------
MALAYSIA (1.3%)
 Malayan Banking Berhad....................................  80,000      840,003
 Telekom Malaysia Berhad...................................  45,000      210,397
 United Engineers (Malaysia) Limited.......................  90,000      649,021
                                                                    ------------
                                                                       1,699,421
                                                                    ------------
NETHERLANDS (6.7%)
 Aegon N.V. (ADR)..........................................   9,918      694,880
 Aegon N.V. ...............................................  10,246      714,971
 Elsevier N.V. ............................................ 105,000    1,754,189
 Hagemeyer N.V. ...........................................  24,218    1,250,805
 Ing Groep N.V. ...........................................  27,409    1,263,441
 Oce-Van Der Grinten N.V. .................................   6,000      773,799
 Vendex International N.V. ................................  39,494    2,162,484
                                                                    ------------
                                                                       8,614,569
                                                                    ------------
NORWAY (0.5%)
+ Smedving-ASA (ADR) B.....................................  25,000      637,500
                                                                    ------------
PHILIPPINES (0.3%)
 Manila Electric Co. B.....................................  88,725      437,235
                                                                    ------------
SINGAPORE (0.6%)
 City Developments Limited.................................  80,000      783,381
                                                                    ------------
SPAIN (1.2%)
 Banco Intercontinental Espanol SA.........................   2,600      458,803
 Banco Popular Espanol SA..................................   4,500    1,102,552
                                                                    ------------
                                                                       1,561,355
                                                                    ------------
SWEDEN (5.3%)
 Assa Abloy AB B...........................................  66,000    1,349,938
 Astra AB B................................................  80,000    1,423,981
 Autoliv AB................................................  27,000    1,056,375
 Hennes & Mauritz AB B.....................................  35,000    1,255,049
 OM Gruppen AB.............................................  17,000      528,169
 Telefonaktiebolaget LM Ericsson B.........................  30,000    1,182,555
                                                                    ------------
                                                                       6,796,067
                                                                    ------------
SWITZERLAND (7.7%)
 Nestle SA.................................................   1,100    1,450,698
+ Pharma Vision 2000 AG....................................   3,050    1,743,872
 Roche Holding AG-Genusshein...............................     485    4,385,391
 Schweizerische Bankgesellschaft...........................   2,002    2,289,332
                                                                    ------------
                                                                       9,869,293
                                                                    ------------
THAILAND (0.3%)
 Bangkok Bank Public Co. Limited (Foreign).................  60,000      428,916
                                                                    ------------
UNITED KINGDOM (16.5%)
 Baa PLC...................................................     765        7,051
 Barclays PLC..............................................       1           20
 British Petroleum Co. PLC (ADR)...........................  20,202    1,512,628
 Dixons Group PLC.......................................... 145,000    1,127,662
 EMI Group PLC.............................................  32,188      577,571
 General Accident PLC......................................  90,000    1,314,427

--------------------------------------------------------------------------------

                                                            SHARES     VALUE
                                                            ------- ------------
 GKN PLC................................................... 102,474 $  1,765,381
 HSBC Holdings PLC.........................................  76,618    2,358,547
 Lloyds Tsb Group PLC...................................... 120,000    1,230,995
 Mirror Group PLC.......................................... 170,000      532,232
 Misys PLC.................................................  50,000    1,134,490
 Norwich Union PLC.........................................  85,000      452,256
 Powerscreen International PLC............................. 110,450    1,203,842
 Provident Financial PLC...................................  93,293      865,363
 Rentokil Initial PLC...................................... 244,000      857,366
 Reuters Holdings PLC......................................  90,000      948,725
 Shell Transport & Trading Co. PLC......................... 276,000    1,882,163
 Siebe PLC.................................................  94,090    1,593,524
 Smiths Industries PLC.....................................  90,000    1,153,308
 Zeneca Group PLC..........................................  23,000      760,679
                                                                    ------------
                                                                      21,278,230
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $88,634,993)................................................  114,056,514
                                                                    ------------
WARRANTS (0.0%)
---------------
+Cie Generale
   (Cost $6,246)...........................................   4,700        2,815
                                                                    ------------
PREFERRED STOCK (0.6%)
----------------------
 SAP AG
  (Cost $824,494)..........................................   4,000      824,494
                                                                    ------------

                                                              PAR
                                                    MATURITY (000)
                                                    -------- ------
U.S. GOVERNMENT OBLIGATION (1.6%)
---------------------------------
 U.S. Treasury Bill 5.07%
  (Cost $1,999,437)................................ 07/03/97 $2,000    1,999,442
                                                                    ------------

                                                           SHARES
                                                          ---------
SHORT-TERM INVESTMENTS (9.3%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ................... 6,011,506    6,011,506
 Temporary Investment Fund, Inc. ........................ 6,010,424    6,010,424
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $12,021,930)................................................   12,021,930
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $103,487,100)(a)............................................ $128,905,195
                                                                    ============

-------
 + Non-income producing.
(a) Also cost for Federal income tax purposes. At June 30, 1997, the excess of value over tax cost $26,191,043 and the excess of tax cost over value was $772,948.
ADR--American Depository Receipt

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE SMALL CAP FUND

                                                          SHARES    VALUE
                                                          ------ -----------
COMMON STOCK (86.0%)
--------------------
ADVERTISING (0.2%)
+ Katz Media Group, Inc. ................................  9,000 $    59,063
                                                                 -----------
AUTO-PARTS/EQUIPMENT (2.0%)
 Borg-Warner Automotive, Inc. ........................... 10,200     551,438
                                                                 -----------
BROADCASTING (1.7%)
+ American Radio Systems Corp. .......................... 11,900     474,513
                                                                 -----------
BUILDING MATERIALS (1.8%)
 Chicago Bridge & Iron Co. .............................. 14,500     320,813
+ Dal-Tile International, Inc. ..........................  9,600     178,200
                                                                 -----------
                                                                     499,013
                                                                 -----------
CABLE OPERATORS (1.5%)
+ Cable Design Techologies...............................  3,500     103,031
 TCA Cable T.V., Inc. ................................... 10,900     409,431
                                                                 -----------
                                                                     512,462
                                                                 -----------
CHEMICALS (4.4%)
+ McWhorter Technologies, Inc. .......................... 23,000     549,125
 Schulman (A.), Inc. .................................... 27,100     669,878
                                                                 -----------
                                                                   1,219,003
                                                                 -----------
COMPUTER SOFTWARE & SERVICES (10.3%)
+ Auspex Systems, Inc. .................................. 63,300     613,219
 BA Merchant Services, Inc. ............................. 10,600     202,062
+ BanTec, Inc. .......................................... 22,000     570,625
+ The BISYS Group, Inc. ................................. 15,500     650,516
+ Wang Laboratories, Inc. ............................... 38,000     811,063
                                                                 -----------
                                                                   2,847,485
                                                                 -----------
CONSUMER NON-DURABLE (0.9%)
 Jostens, Inc. ..........................................  9,500     254,125
                                                                 -----------
ELECTRONICS (7.7%)
 AMETEK, Inc. ........................................... 13,800     324,300
 EG&G, Inc. ............................................. 15,100     339,750
+ Exar Corp. ............................................ 26,300     567,094
+ Oak Industries, Inc. .................................. 16,060     461,725
+ Tracor, Inc. .......................................... 14,100     352,500
                                                                 -----------
                                                                   2,045,369
                                                                 -----------
FINANCIAL SERVICES (1.3%)
 Enhance Financial Services Group........................  8,300     364,163
                                                                 -----------
HEALTH CARE (5.5%)
+ CorVel Corp. .......................................... 18,700     549,313
+ Magellan Health Services, Inc. ........................ 32,600     961,700
                                                                 -----------
                                                                   1,511,013
                                                                 -----------
INFORMATION PROCESSING (0.7%)
 Reynolds & Reynolds Co., Class A........................ 12,300     193,725
                                                                 -----------
INSURANCE (11.2%)
 Capsure Holdings Corp. ................................. 31,400     406,238
+ Delphi Financial Group Inc. Class A.................... 10,914     420,189
 E.W. Blanch Holdings, Inc. ............................. 26,400     704,550
+ Gryphon Holdings, Inc. ................................ 22,500     348,750
 Horace Mann Educators Corp. ............................  6,900     338,100
 United Wisconsin Services Inc. ......................... 13,200     444,675
 Renaissance Re Holdings Limited......................... 11,300     430,813
                                                                 -----------
                                                                   3,093,315
                                                                 -----------

                                                          SHARES    VALUE
                                                          ------ -----------
MACHINERY (DIVERSIFIED) (4.5%)
+ Baldwin Technology Co., Inc. .......................... 87,600 $   251,850
 JLG Industries, Inc. ................................... 21,100     287,488
+ OmniQuip International, Inc. .......................... 27,000     623,531
 United Dominion Industries, Limited.....................  3,100      76,144
                                                                 -----------
                                                                   1,239,013
                                                                 -----------
MANUFACTURING (4.6%)
 Durco International, Inc. .............................. 14,600     429,788
 Keystone International,Inc. ............................ 15,500     537,656
 Watts Industries, Inc. ................................. 12,100     290,400
                                                                 -----------
                                                                   1,257,844
                                                                 -----------
MEDICAL SUPPLIES (4.6%)
 DENTSPLY International Inc. ............................ 10,100     494,269
+ SpaceLabs Medical, Inc. ............................... 22,200     564,713
 Vital Signs, Inc. ...................................... 11,700     201,094
                                                                 -----------
                                                                   1,260,076
                                                                 -----------
METAL FABRICATE/HARDWARE (2.4%)
 EASCO, Inc. ............................................ 25,800     256,388
 Kaydon Corp. ...........................................  8,200     406,925
                                                                 -----------
                                                                     663,313
                                                                 -----------
MISCELLANEOUS (0.7%)
 Roper Industries, Inc. .................................  3,600     186,750
                                                                 -----------
OFFICE EQUIPMENT & SERVICES (2.7%)
+ International Imaging Materials, Inc. ................. 39,500     634,461
+ Nu-Kote Holdings, Inc. ................................ 45,600     116,850
                                                                 -----------
                                                                     751,311
                                                                 -----------
OIL & GAS (5.6%)
 KCS Energy, Inc. ....................................... 16,800     342,300
+ Nuevo Energy Co. ...................................... 10,500     430,500
 St. Mary Land & Exploration Co. ........................ 22,300     779,106
                                                                 -----------
                                                                   1,551,906
                                                                 -----------
PAPER AND FOREST PRODUCTS (0.6%)
 Rock-Tenn Company.......................................  9,600     168,600
                                                                 -----------
PRINTING AND PUBLISHING (2.1%)
 Bowne & Co., Inc. ......................................  9,200     320,850
 John H. Harland Co. ....................................  7,600     173,375
 Merrill Corp. ..........................................  2,900     104,581
                                                                 -----------
                                                                     598,806
                                                                 -----------
POLLUTION CONTROL (1.6%)
+ Lydall, Inc. .......................................... 21,300     449,963
                                                                 -----------
PUBLISHING NEWS (1.8%)
 Hollinger International, Inc. .......................... 43,700     488,894
                                                                 -----------
RETAIL (0.8%)
+ Ann Taylor Stores Corporation.......................... 11,800     230,100
                                                                 -----------
TECHNOLOGY (0.7%)
 BDM International Inc. .................................  8,400     193,200
                                                                 -----------
TELEPHONE (0.9%)
 ACC Corp. ..............................................  8,800     272,250
                                                                 -----------
TEXTILES (2.1%)
+ Burlington Industries, Inc. ...........................  9,700     116,400
+ Westpoint Stevens, Inc. ............................... 11,800     460,938
                                                                 -----------
                                                                     577,338
                                                                 -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE SMALL CAP FUND

                                                              SHARES    VALUE
                                                              ------ -----------
TRANSPORTATION
 (1.1%)
 Interpool, Inc. ............................................ 19,800 $   292,050
                       -----------
TOTAL COMMON STOCK
 (Cost $20,489,409)...  23,806,101
                       -----------

                                                               PAR
                                                     MATURITY (000)
                                                     -------- ------
AGENCY OBLIGATIONS (9.2%)
-------------------------
 Federal Farm Credit Bureau 5.37%................... 07/21/97 $1,250   1,246,271
 Federal Home Loan Bank 5.46%....................... 08/14/97    240     238,396
 Federal National Mortgage Disc. Note 5.44%......... 08/27/97  1,060   1,050,796
                                                                     -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $2,530,653)..................................................   2,535,463
                                                                     -----------

               SHARES
              ---------
SHORT-TERM INVESTMENTS (4.8%)
-----------------------------
 Temporary Investmen Fund Class B
  (Cost $1,334,175)........................................1,334,175   1,334,175
                                                                     -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $24,354,237)(a).............................................. $27,675,739
                                                                     ===========

-------
+   Non-income producing.
(a) At June 30, 1997, the cost for Federal income tax purposes was $24,355,388. The excess of value over tax cost was $4,089,059 and the excess of tax cost over value was $768,708.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
THE EMERGING GROWTH FUND

                                                              SHARES    VALUE
                                                              ------ -----------
COMMON STOCK (68.7%)
--------------------
ADVERTISING (0.4%)
+ Universal Outdoor Holdings, Inc. ..........................  1,400 $    48,913
                                                                     -----------
AUDIO/VIDEO (0.7%)
+ Gemstar International Group Limited........................  4,900      90,956
                                                                     -----------
AUTO-PARTS/EQUIPMENT (0.3%)
+ Miller Industries, Inc. ...................................  2,200      35,200
                                                                     -----------
BROADCASTING (0.9%)
+ Emmis Broadcasting Corp. ..................................  1,700      74,481
 VDI Media...................................................  3,000      34,875
                                                                     -----------
                                                                         109,356
                                                                     -----------
BUILDING MAINTANCE & SERVICES (0.2%)
 Fairfield Communities Inc. .................................    900      30,263
                                                                     -----------
BUSINESS SERVICES (5.1%)
+ Accu Staff, Inc. ..........................................  2,800      66,325
+ Apollo Group, Inc. ........................................  1,500      52,969
 ASI Solutions, Inc. ........................................  3,700      36,075
 Comdisco, Inc. .............................................  2,500      65,000
+ CoreStaff, Inc. ...........................................  2,300      62,244
+ Forrester Research, Inc. ..................................  2,400      70,050
 MAXIMUS, Inc. ..............................................  4,000      71,500
+ On Assignment, Inc. .......................................  1,600      62,600
+ Romac International, Inc. .................................  2,800      92,750
 Sothebys Holdings, Inc. ....................................  2,100      35,438
                                                                     -----------
                                                                         614,951
                                                                     -----------
CARE FACILITY (0.9%)
+ Assisted Living Concepts...................................  2,100      58,013
+ Sunrise Assisted Living, Inc. .............................  1,300      45,663
                                                                     -----------
                                                                         103,676
                                                                     -----------
COLLECTIBLES (0.3%)
 Racing Champions Corp. .....................................  2,600      40,137
                                                                     -----------
COMMERCIAL SERVICES (0.7%)
+ The Profit Recovery Group International, Inc. .............  5,900      81,309
                                                                     -----------
COMMUNICATION EQUIPMENT (1.0%)
+ Digital Microwave Corp. ...................................  1,600      47,400
 RF Micro Devices, Inc. .....................................  3,900      74,344
                                                                     -----------
                                                                         121,744
                                                                     -----------
COMMUNICATIONS SERVICES (0.6%)
+ Technology Solutions Company...............................  1,700      67,044
                                                                     -----------
COMPUTERS (3.9%)
+ Complete Business Solutions, Inc. .........................  3,400      82,875
+ Great Plains Software, Inc. ...............................  2,100      56,962
 Intelligroup, Inc. .........................................  7,500      73,594
+ Iomega Corp. ..............................................  2,800      55,650
 Peerless Systems Corp. .....................................  3,000      42,000
+ Siebl Systems, Inc. .......................................  2,900      93,706
+ UniComp, Inc. .............................................  8,300      58,619
                                                                     -----------
                                                                         463,406
                                                                     -----------
COMMUNICATIONS (2.0%)
+ RadiSys Corp. .............................................  1,700      67,044
+ SpecTran Corp. ............................................  1,800      34,537
+ Spectrian Corp. ...........................................  3,800     140,005
                                                                     -----------
                                                                         241,586
                                                                     -----------

                                                             SHARES    VALUE
                                                             ------ ------------
COMPUTER SERVICES & SOFTWARE (18.1%)
 Accelr8 Technology Corp. ..................................  3,700 $     55,731
 Analysts International Corp. ..............................  1,000       33,500
+ Arbor Software Corp. .....................................  1,700       60,031
 Aris Corp. ................................................  4,500       97,312
+ BDM International, Inc. ..................................  1,600       36,600
+ Citrix Systems, Inc. .....................................  1,600       70,250
+ Computer Concepts Corp. .................................. 63,000       29,531
+ Computer Horizons Corp. ..................................    500       17,094
+ Computer Learning Centers, Inc. ..........................  1,800       75,375
+ Computer Management Sciences, Inc. .......................  3,200       66,800
 Computer Task Group, Inc. .................................  1,200       44,700
+ Compuware Corp. ..........................................  1,500       71,812
 Crystal Systems Solutions..................................  1,600       33,400
 Data Dimensions, Inc. .....................................  2,500       54,922
 DataWorks Corp. ...........................................  1,000       21,812
 ECsoft Group PLC...........................................  6,400       89,200
+ JDA Software Group, Inc. .................................  1,300       44,444
 Keane, Inc. ...............................................  1,200       62,400
 LGS Group, Inc. ...........................................  6,400       44,029
 Mastech Corp. .............................................  1,300       26,081
+ Metro Information Services, Inc. .........................  1,900       37,406
+ Micro Focus Group.........................................  3,000       89,625
 New Era of Networks........................................  5,200       87,750
 ONTRAK Data International, Inc. ...........................  3,300       75,075
+ Pure Atria Corp. .........................................  3,000       42,562
 Rational Software Corp. ...................................  2,600       43,631
+ Remedy Corp. .............................................  3,100      123,516
 RWD Technologies, Inc. ....................................  1,700       29,644
 SEEC, Inc. ................................................  4,500       84,938
+ Segue Software, Inc. .....................................  2,900       39,694
 Simulation Sciences, Inc. .................................  3,400       51,212
 Smallworldwide PLC (ADR)...................................  3,600       61,200
+ Software Artistry, Inc. ..................................  4,600       73,312
+ Strategia Corp. ..........................................    400        5,425
 Technology Modeling Association Inc. ......................  2,500       34,219
+ The Vantive Corp. ........................................  4,000      113,500
+ Transactions Systems Architects, Inc. ....................  1,300       44,769
 Vanstar Corp. .............................................  2,900       40,963
+ Viasoft, Inc. ............................................  1,200       61,050
                                                                    ------------
                                                                       2,174,515
                                                                    ------------
DISTRIBUTION SERVICES (0.4%)
+ MicroAge, Inc. ...........................................  2,800       51,975
                                                                    ------------
EDUCATION (1.2%)
 Abacus Direct Corp. .......................................  1,000       32,562
 Education Management Corp. ................................  1,200       30,900
 Strayer Education, Inc. ...................................  2,100       81,375
                                                                    ------------
                                                                         144,837
                                                                    ------------
ELECTRONICS (0.2%)
 CellStar Corp. ............................................    800       24,550
                                                                    ------------
ELECTRONICS - DEFENSE (0.2%)
 Nichols Research Corp. ....................................  1,400       28,963
                                                                    ------------
ELECTRONICS - INSTRUMENTS (0.0%)
 Intest Corp. ..............................................    600        5,475
                                                                    ------------
FINANCE (1.5%)
 Resource Bancshares Mortgage Group.........................  2,800       55,125
+ Financial Federal Corp. ..................................  3,100       68,200
+ Southern Pacific Funding..................................  3,400       56,525
                                                                    ------------
                                                                         179,850
                                                                    ------------

--------------------------------------------------------------------------------

                                                              SHARES    VALUE
                                                              ------ -----------
HEALTHCARE (0.6%)
+ MedQuist, Inc. ............................................  1,400 $    42,437
+ Renal Care Group, Inc. ....................................    800      33,400
                                                                     -----------
                                                                          75,837
                                                                     -----------
HELP SUPPORT SERVICES (0.8%)
+ Alternative Resources Corporation..........................  3,300      67,134
+ SCB Computer Technology, Inc. .............................  1,200      29,100
                                                                     -----------
                                                                          96,234
                                                                     -----------
HEATING & AIR CONDITIONING (0.3%)
 Comfort Systems USA, Inc. ..................................  2,300      35,938
                                                                     -----------
HOTEL & MOTELS (2.1%)
+ Doubletree Corp. ..........................................  2,300      94,516
 Four Seasons Hotels, Inc. ..................................  3,400     100,725
+ Suburban Lodges of America, Inc. ..........................  2,800      58,275
                                                                     -----------
                                                                         253,516
                                                                     -----------
HUMAN RESOURCES (1.0%)
 RCM Technologies, Inc. .....................................  6,600      70,537
 Staff Leasing, Inc. ........................................  2,700      50,119
                                                                     -----------
                                                                         120,656
                                                                     -----------
INSURANCE (1.4%)
 ARM Financial Group, Inc. ..................................  1,700      34,000
 SunAmerica, Inc. ...........................................  1,500      73,125
                                                                     -----------
                                                                         107,125
                                                                     -----------
MACHINERY (DIVERSIFIED) (0.8%)
+ ASM Lithography Holding....................................  1,600      93,450
 Hirsch International Co. ...................................    200       4,413
                                                                     -----------
                                                                          97,863
                                                                     -----------
MEDICAL SERVICES (3.6%)
+ Cerner Corp. ..............................................  2,100      44,100
+ Coventry Corp. ............................................  5,200      79,138
+ Cytyc Corp. ...............................................  2,200      59,538
+ Lincare Holdings, Inc. ....................................  1,600      68,850
+ Medical Manager Corp. .....................................  2,600      38,837
 SeaMed Corp. ...............................................  2,200      44,688
+ Sunquest Information Systems, Inc. ........................  2,400      36,450
+ Universal Health Services, Inc. ...........................  1,700      65,450
                                                                     -----------
                                                                         437,051
                                                                     -----------
MEDICAL INFORMATION SYSTEMS (1.4%)
 HBO & Co. ..................................................  1,500     103,313
+ Transition Systems, Inc. ..................................  3,500      63,766
                                                                     -----------
                                                                         167,079
                                                                     -----------
MANUFACTURING (1.0%)
 Optical Coating Laboratory, Inc. ...........................  1,900      25,412
+ Vans, Inc. ................................................  3,800      57,356
 Wesley Jessen VisionCare, Inc. .............................  1,600      38,300
                                                                     -----------
                                                                         121,068
                                                                     -----------
PHARMACEUTICALS (1.5%)
+ Medicis Pharmaceutical Corp. ..............................  2,300     114,569
+ Vertex Pharmaceuticals, Inc. ..............................  1,600      61,000
                                                                     -----------
                                                                         175,569
                                                                     -----------
PUBLISHING NEWS (0.6%)
 Journal Register Co. .......................................  3,400      67,575
                                                                     -----------

                                                              SHARES    VALUE
                                                              ------ -----------
RACE TRACKS (0.3%)
+ Speedway Motorsports, Inc. ................................  1,600 $    34,800
                                                                     -----------
REAL ESTATE (0.3%)
 CB Commercial Real Estate Services Gourp, Inc. .............  1,300      39,569
                                                                     -----------
RECREATIONAL (0.6%)
 Silverleaf Resorts, Inc. ...................................  4,600      70,725
                                                                     -----------
RESTAURANTS (0.7%)
+ Foodmaker Inc. ............................................  2,900      47,487
+ NPC International, Inc. ...................................  2,600      30,712
                                                                     -----------
                                                                          78,199
                                                                     -----------
RETAIL (5.9%)
+ Bed Bath & Beyond, Inc. ...................................  2,300      69,934
 Claire's Stores, Inc. ......................................  4,900      85,750
 Coldwater Creek, Inc. ......................................  2,300      58,363
+ Delia's, Inc. .............................................  2,400      44,400
+ DM Management Co. .........................................  3,500      39,375
+ Dress Barn, Inc. ..........................................  1,900      36,991
+ Gadzooks, Inc. ............................................  2,400      47,100
+ General Nutrition Companies, Inc. .........................  1,400      39,113
+ K&G Mens Center, Inc. .....................................  2,000      44,750
+ Pacific Sunwear of California..............................  1,400      45,500
+ Piercing Pagoda, Inc. .....................................  1,600      40,000
+ The Wet Seal, Inc. ........................................  4,900     154,503
                                                                     -----------
                                                                         705,779
                                                                     -----------
SEMICONDUCTORS (0.9%)
 Vitesse Semiconductor Corp. ................................  3,300     107,766
                                                                     -----------
TELECOMMUNICATIONS (5.0%)
 ACE*COMM Corp. .............................................  1,700      33,256
+ Brightpoint, Inc. .........................................  2,900      94,522
 Geotel Communications Corp. ................................  3,100      40,881
 LCC International, Inc. ....................................  3,200      49,600
 Melita International Corp. .................................  2,000      25,000
+ Natural Microsystems Corp. ................................  2,700      97,116
+ P-COM, Inc. ...............................................  1,300      42,737
+ Premiere Technologies, Inc. ...............................  1,500      39,094
+ Tekelec....................................................  1,500      52,969
+ Tellabs, Inc. .............................................  1,000      55,812
+ Uniphase Corp. ............................................  1,300      75,400
                                                                     -----------
                                                                         606,387
                                                                     -----------
TEXTILE-APPAREL (0.4%)
+ Sport-Haley, Inc. .........................................  3,100      52,312
                                                                     -----------
TOBACCO (0.3%)
 800-JR CIGAR, Inc. .........................................  1,800      37,688
                                                                     -----------
WATER TREATMENT SYSTEMS (0.6%)
 Waterlink, Inc. ............................................  5,800      75,400
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $7,578,534)..................................................   8,222,842
                                                                     -----------

                                                               PAR
                                                     MATURITY (000)
                                                     -------- -----
U.S. TREASURY OBLIGATION (25.1%)
--------------------------------
 Treasury Bill 4.55%
  (Cost $2,999,242)................................. 07/03/97 $3,000   2,999,242
                                                                     -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED) (CONTINUED)
THE EMERGING GROWTH FUND

                                                            SHARES
                                                            -------
SHORT-TERM INVESTMENTS (6.2%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ..................... 373,668 $   373,668
 Temporary Investment Fund, Inc. .......................... 373,668     373,668
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $747,336)...................................................     747,336
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $11,325,112)(a)............................................. $11,969,420
                                                                    ===========

-------
+ Non-income producing.
(a) Also cost for Federal income tax purposes. At June 30, 1997, the excess of value over tax cost was $719,700, and the excess of tax cost over value was $75,392.

   The accompanying notes are an integral part of these financial statements.

----------------------------------------------------
THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES - (UNAUDITED)
JUNE 30, 1997


                                MONEY       QUALITY    HIGH YIELD      GROWTH
                             MARKET FUND   BOND FUND    BOND FUND   EQUITY FUND
                             -----------  -----------  -----------  ------------
ASSETS:
 Investments at value (1)..  $38,559,585  $36,821,305  $49,905,595  $121,159,849
 Cash......................           --           --       16,434            --
 Interest, dividends and
  reclaims receivable......      275,147      453,076      862,616        98,727
 Receivable for investment
  securities sold..........           --      906,068      593,892     3,132,195
 Receivable for capital
  stock sold...............           --       96,764      164,724        12,769
 Other assets..............          297          324          354           876
                             -----------  -----------  -----------  ------------
  Total assets.............   38,835,029   38,277,537   51,543,615   124,404,416
                             -----------  -----------  -----------  ------------
LIABILITIES:
 Cash overdraft............           --           --           --       370,338
 Payable for investment
  securities purchased.....           --      888,480      400,000            --
 Payables for capital stock
  redeemed.................           --       22,214           --       123,089
 Dividends payable.........      160,645           --           --            --
 Payable to the investment
  advisor..................       15,048       17,929       20,691        49,372
 Payable to The Penn Mutual
  Life Insurance Co. ......       14,051       13,715       18,031        43,465
 Net unrealized
  depreciation on forward
  foreign currency
  contracts................           --           --           --            --
 Other liabilities.........        8,762        5,504       13,353        19,886
                             -----------  -----------  -----------  ------------
  Total Liabilities........      198,506      947,842      452,075       606,150
                             -----------  -----------  -----------  ------------
NET ASSETS.................  $38,636,523  $37,329,695  $51,091,540  $123,798,266
                             ===========  ===========  ===========  ============
Shares of $.10 par value
 capital stock issued and
 outstanding...............   38,683,055    3,637,639    5,323,411     4,975,571
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER
 SHARE.....................  $      1.00  $     10.26  $      9.60  $      24.88
NET ASSETS CONSIST OF:
 Capital paid in...........  $38,638,055  $38,695,507  $49,700,841  $ 87,451,010
 Undistributed net
  investment income (loss).           --    1,132,003    2,113,809       276,778
 Accumulated net realized
  gain (loss) on investment
  transactions and foreign
  exchange.................       (1,532)    (977,814)  (2,545,872)    5,151,884
 Net unrealized
  appreciation in value of
  investments, futures
  contracts and foreign
  currency related items...           --      479,999    1,822,762    30,918,594
                             -----------  -----------  -----------  ------------
  TOTAL NET ASSETS.........  $38,636,523  $37,329,695  $51,091,540  $123,798,266
                             ===========  ===========  ===========  ============
(1) Investments at cost....  $38,559,585  $36,341,306  $48,082,833  $ 90,241,255

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                        SMALL
    VALUE          FLEXIBLY       INTERNATIONAL     CAPITALIZATION      EMERGING
 EQUITY FUND     MANAGED FUND      EQUITY FUND           FUND          GROWTH FUND
 ------------    ------------     -------------     --------------     -----------
 $260,720,844    $467,177,806     $128,905,195       $27,675,739       $11,969,420
           --              --               --                --                --
      296,544       1,925,359          469,727            12,431             1,876
           --       1,890,956               --           204,430            28,879
        9,887         356,199          118,687            20,619           176,967
        1,646           1,420              887               123                --
 ------------    ------------     ------------       -----------       -----------
  261,028,921     471,351,740      129,494,496        27,913,342        12,177,142
 ------------    ------------     ------------       -----------       -----------
           --              --               --                --                --
      359,912       1,096,823               --           244,868         3,612,764
      686,798         440,136           54,536            19,030             4,249
           --              --               --                --                --
      104,900         190,732           77,814            11,004             2,777
       88,977         165,962           44,450             9,013               280
           --              --        1,318,652                --                --
       27,182          63,379           53,535             3,884             2,600
 ------------    ------------     ------------       -----------       -----------
    1,267,769       1,957,032        1,548,987           287,799         3,622,670
 ------------    ------------     ------------       -----------       -----------
 $259,761,152    $469,394,708     $127,945,509       $27,625,543       $ 8,554,472
 ============    ============     ============       ===========       ===========
   11,829,135      23,085,300        7,307,523         1,910,984           697,820
 $      21.96    $      20.33     $      17.51       $     14.46       $     12.26
 $175,903,667    $381,520,330     $ 98,167,923       $22,827,927       $ 7,708,690
    1,636,509       6,614,674          316,593            78,983            (2,861)
    3,143,961      14,631,424        5,361,551         1,397,131           204,335
   79,077,015      66,628,280       24,099,442         3,321,502           644,308
 ------------    ------------     ------------       -----------       -----------
 $259,761,152    $469,394,708     $127,945,509       $27,625,543       $ 8,554,472
 ============    ============     ============       ===========       ===========
 $181,643,829    $400,550,423     $103,487,100       $24,354,237       $11,325,112

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


                                  MONEY     QUALITY    HIGH YIELD    GROWTH
                               MARKET FUND BOND FUND   BOND FUND   EQUITY FUND
                               ----------- ----------  ----------  -----------
INVESTMENT INCOME:
 Dividends.................... $       --  $   10,300  $   72,364  $   577,964
 Interest.....................  1,010,108   1,255,853   2,228,987      137,696
 Foreign tax withheld.........         --          --          --       (3,051)
                               ----------  ----------  ----------  -----------
  Total investment income.....  1,010,108   1,266,153   2,301,351      712,609
                               ----------  ----------  ----------  -----------
EXPENSES:
 Investment advisory fees.....     70,005      81,892     116,765      271,290
 Administration fees..........     26,646      27,297      35,029       85,140
 Accounting fees..............     13,323      13,722      17,515       40,766
 Custodian fees and expenses..      7,214       5,577       9,861       15,079
 Professional fees............      1,691       1,555       2,081        5,000
 Other expenses...............      7,235       4,107       6,291       18,556
                               ----------  ----------  ----------  -----------
  Total expenses..............    126,114     134,150     187,542      435,831
  Less: Expense waivers.......         --          --          --           --
                               ----------  ----------  ----------  -----------
  Net expenses................    126,114     134,150     187,542      435,831
                               ----------  ----------  ----------  -----------
NET INVESTMENT INCOME (LOSS)..    883,994   1,132,003   2,113,809      276,778
                               ----------  ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  investment transactions.....         --     (97,449)  1,994,018    5,343,998
 Net realized foreign exchange
  gain........................         --          --          --           --
 Change in net unrealized
  appreciation (depreciation)
  of investments, futures
  contracts and foreign
  currency related items......         --     (81,034)   (578,688)  11,447,198
                               ----------  ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS...         --    (178,483)  1,415,330   16,791,196
                               ----------  ----------  ----------  -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.... $  883,994  $  953,520  $3,529,139  $17,067,974
                               ==========  ==========  ==========  ===========

-----------------------
* For the period from May 1, 1997 (commencement of operations) to June 30,
  1997.

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 FLEXIBLY                                  SMALL            EMERGING
   VALUE          MANAGED          INTERNATIONAL       CAPITALIZATION        GROWTH
EQUITY FUND        FUND             EQUITY FUND             FUND             FUND *
-----------     -----------        -------------       --------------       --------
$ 1,449,658     $ 3,291,485         $ 1,091,077          $   76,129         $    717
  1,049,053       4,955,142             294,781              95,668            4,178
     (4,325)         (9,982)            (72,785)               (798)              --
-----------     -----------         -----------          ----------         --------
  2,494,386       8,236,645           1,313,073             170,999            4,895
-----------     -----------         -----------          ----------         --------
    563,108       1,065,767             420,608              53,194            5,396
    168,932         319,730              84,122              15,958            1,012
     68,708         106,097              46,038              13,637              506
     17,441          47,254              57,062               4,309            1,470
     10,530          20,370               5,624               1,022               77
     29,158          62,753              23,737               3,896              758
-----------     -----------         -----------          ----------         --------
    857,877       1,621,971             637,191              92,016            9,219
         --              --                  --                  --           (1,463)
-----------     -----------         -----------          ----------         --------
    857,877       1,621,971             637,191              92,016            7,756
-----------     -----------         -----------          ----------         --------
  1,636,509       6,614,674             675,882              78,983           (2,861)
-----------     -----------         -----------          ----------         --------
  3,143,961      14,610,808           2,499,300           1,398,282          204,335
         --          26,593           2,797,258                  --               --
 25,506,428      14,862,923           7,610,865           2,024,857          644,308
-----------     -----------         -----------          ----------         --------
 28,650,389      29,500,324          12,907,423           3,423,139          848,643
-----------     -----------         -----------          ----------         --------
$30,286,898     $36,114,998         $13,583,305          $3,502,122         $845,782
===========     ===========         ===========          ==========         ========

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

                              MONEY MARKET FUND           QUALITY BOND FUND
                          --------------------------  --------------------------
                           SIX MONTHS                  SIX MONTHS
                             ENDED          YEAR         ENDED          YEAR
                            6/30/97        ENDED        6/30/97        ENDED
                          (UNAUDITED)     12/31/96    (UNAUDITED)     12/31/96
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss)................  $    883,994  $  1,467,263  $  1,132,003  $  2,357,782
 Net realized gain
  (loss) on investment
  transactions..........                          --       (97,449)     (117,033)
 Net realized foreign
  exchange gain (loss)..            --            --            --            --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and
  foreign currency
  related items.........            --            --       (81,034)     (692,970)
                          ------------  ------------  ------------  ------------
  NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS...........       883,994     1,467,263       953,520     1,547,779
                          ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..      (883,994)   (1,467,263)           --    (2,342,476)
 Net realized capital
  gains.................            --            --            --            --
 In excess of net
  investment income.....            --            --            --            --
                          ------------  ------------  ------------  ------------
  TOTAL DISTRIBUTIONS...      (883,994)   (1,467,263)           --    (2,342,476)
                          ------------  ------------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase (decrease)
  in net assets from
  capital share
  transactions..........     4,135,904     9,775,026    (1,235,166)      357,633
                          ------------  ------------  ------------  ------------
  TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...............     4,135,904     9,775,026      (281,646)     (437,064)
Net Assets, beginning of
 period.................    34,500,619    24,725,593    37,611,341    38,048,405
                          ------------  ------------  ------------  ------------
NET ASSETS, END OF
 PERIOD.................  $ 38,636,523  $ 34,500,619  $ 37,329,695  $ 37,611,341
                          ============  ============  ============  ============

                              VALUE EQUITY FUND         FLEXIBLY MANAGED FUND
                          --------------------------  --------------------------
                           SIX MONTHS                  SIX MONTHS
                             ENDED          YEAR         ENDED          YEAR
                            6/30/97        ENDED        6/30/97        ENDED
                          (UNAUDITED)     12/31/96    (UNAUDITED)     12/31/96
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss)................  $  1,636,509  $  2,210,027  $  6,614,674  $ 12,850,451
 Net realized gain
  (loss) on investment
  transactions..........     3,143,961     8,252,470    14,610,808    16,818,384
 Net realized foreign
  exchange gain (loss)..            --            --        26,593        (2,411)
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and
  foreign currency
  related items.........    25,506,428    25,690,221    14,862,923    21,020,920
                          ------------  ------------  ------------  ------------
  NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS...........    30,286,898    36,152,718    36,114,998    50,687,344
                          ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..            --    (2,210,027)           --   (12,850,451)
 Net realized capital
  gains.................            --    (8,252,470)           --   (16,768,765)
 In excess of net
  investment income.....            --            --            --        (4,084)
                          ------------  ------------  ------------  ------------
  TOTAL DISTRIBUTIONS...            --   (10,462,497)           --   (29,623,300)
                          ------------  ------------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase (decrease)
  in net assets from
  capital share
  transactions .........    28,800,361    47,723,822    34,735,571   110,923,988
                          ------------  ------------  ------------  ------------
  TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...............    59,087,259    73,414,043    70,850,569   131,988,032
Net Assets, beginning of
 period.................   200,673,893   127,259,850   398,544,139   266,556,107
                          ------------  ------------  ------------  ------------
NET ASSETS, END OF
 PERIOD.................  $259,761,152  $200,673,893  $469,394,708  $398,544,139
                          ============  ============  ============  ============

-----------------------
* For the period from May 1, 1997 (commencement of operations) to June 30,
  1997.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND                GROWTH EQUITY FUND
------------------------------      -------------------------------
                                     SIX MONTHS
 SIX MONTHS          YEAR              ENDED             YEAR
ENDED 6/30/97        ENDED            6/30/97           ENDED
 (UNAUDITED)       12/31/96         (UNAUDITED)        12/31/96
--------------   -------------      ------------     ------------
$   2,113,809    $   3,194,439      $    276,778     $    475,615
    1,994,018         (499,838)        5,343,998       10,366,718
           --               --                --               --
     (578,688)       2,501,662        11,447,198        7,073,178
-------------    -------------      ------------     ------------
    3,529,139        5,196,263        17,067,974       17,915,511
-------------    -------------      ------------     ------------
           --       (3,194,439)               --         (475,615)
           --               --                --      (10,558,832)
           --          (25,808)                                --
-------------    -------------      ------------     ------------
           --       (3,220,247)               --      (11,034,447)
-------------    -------------      ------------     ------------
    3,520,842        5,623,807           690,832        3,565,102
-------------    -------------      ------------     ------------
    7,049,981        7,599,823        17,758,806       10,446,166
   44,041,559       36,441,736       106,039,460       95,593,294
-------------    -------------      ------------     ------------
$  51,091,540    $  44,041,559      $123,798,266     $106,039,460
=============    =============      ============     ============
                                                                        EMERGING
  INTERNATIONAL EQUITY FUND          SMALL CAPITALIZATION FUND         GROWTH FUND
------------------------------      -------------------------------    -----------
                                     SIX MONTHS
 SIX MONTHS          YEAR              ENDED             YEAR            PERIOD
ENDED 6/30/97        ENDED            6/30/97           ENDED             ENDED
 (UNAUDITED)       12/31/96         (UNAUDITED)        12/31/96         6/30/97*
--------------   -------------      ------------     ------------      -----------
$     675,882    $     567,625      $     78,983     $     87,435      $   (2,861)
    2,499,300        5,713,489         1,398,282          588,102         204,335
    2,797,258        3,145,612                --               --              --
    7,610,865        4,322,244         2,024,857        1,130,459         644,308
-------------    -------------      ------------     ------------      ----------
   13,583,305       13,748,970         3,502,122        1,805,996         845,782
-------------    -------------      ------------     ------------      ----------
           --         (567,625)               --          (87,435)             --
           --       (4,589,862)               --         (607,875)             --
           --       (2,877,835)                                --              --
-------------    -------------      ------------     ------------      ----------
           --       (8,035,322)               --         (695,310)             --
-------------    -------------      ------------     ------------      ----------
    9,944,616       29,173,205         7,989,389       10,195,439       7,708,690
-------------    -------------      ------------     ------------      ----------
   23,527,921       34,886,853        11,491,511       11,306,125       8,554,472
  104,417,588       69,530,735        16,134,032        4,827,907               0
-------------    -------------      ------------     ------------      ----------
$ 127,945,509    $ 104,417,588      $ 27,625,543     $ 16,134,032      $8,554,472
=============    =============      ============     ============      ==========

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE MONEY MARKET FUND

The table below sets forth financial data for a share outstanding throughout each period

                           SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                            JUNE 30, 1997   ------------------------------------------------------------
                             (UNAUDITED)      1996         1995         1994         1993         1992
                           ---------------- --------     --------     --------     --------     --------
Net asset value,
 beginning of period.....      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                               --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income....        0.0246       0.0489       0.0538       0.0365       0.0250       0.0306
                               --------     --------     --------     --------     --------     --------
 Total from investment
  operations.............        0.0246       0.0489       0.0538       0.0365       0.0250       0.0306
                               --------     --------     --------     --------     --------     --------
LESS DIVIDENDS:
Dividends from net
 investment income.......       (0.0246)     (0.0489)     (0.0538)     (0.0365)     (0.0250)     (0.0306)
                               --------     --------     --------     --------     --------     --------
 Total dividends.........       (0.0246)     (0.0489)     (0.0538)     (0.0365)     (0.0250)     (0.0306)
                               --------     --------     --------     --------     --------     --------
Net asset value, end of
 period..................      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                               ========     ========     ========     ========     ========     ========
Total return.............          2.48%        5.00%        5.51%        3.71%        2.53%        3.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)..........      $ 38,637     $ 34,501     $ 24,726     $ 16,531     $ 13,005     $ 11,862
                               --------     --------     --------     --------     --------     --------
Ratio of expenses to
 average net assets......          0.71%(a)     0.73%(b)     0.69%(b)     0.73%(b)     0.74%(b)     0.77%(b)
                               --------     --------     --------     --------     --------     --------
Ratio of net investment
 income to average net
 assets..................          4.98%(a)     4.88%(b)     5.37%(b)     3.74%(b)     2.51%(b)     3.07%(b)
                               --------     --------     --------     --------     --------     --------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .74%, .79%, .82%, and .84%, and the ratios of net investment income to average net assets would have been 4.87%, 5.32%, 3.68%, 2.43%, and 3.00%
    for the years ended December 31, 1996, 1995, 1994, 1993, and 1992, respectively.
--------------------------------------------------------------------------------
THE QUALITY BOND FUND

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   -------------------------------------------------------
                            (UNAUDITED)     1996        1995        1994        1993        1992
                          ---------------- -------     -------     -------     -------     -------
Net asset value,
 beginning of period....      $ 10.00      $ 10.24     $  9.04     $ 10.19     $ 10.03     $ 10.51
                              -------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...         0.31         0.66        0.61        0.61        0.46        0.75
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........        (0.05)       (0.24)       1.21       (1.15)       0.71       (0.06)
                              -------      -------     -------     -------     -------     -------
 Total from investment
  operations............         0.26         0.42        1.82       (0.54)       1.17        0.69
                              -------      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......           --        (0.66)      (0.61)      (0.61)      (0.46)      (0.75)
Distribution from net
 realized gain..........           --           --          --          --       (0.54)      (0.42)
Distribution in excess
 of net realized gain...           --           --       (0.01)         --       (0.01)       0.00
                              -------      -------     -------     -------     -------     -------
 Total distributions....           --        (0.66)      (0.62)      (0.61)      (1.01)      (1.17)
                              -------      -------     -------     -------     -------     -------
Net asset value, end of
 period.................      $ 10.26      $ 10.00     $ 10.24     $  9.04     $ 10.19     $ 10.03
                              =======      =======     =======     =======     =======     =======
Total return............         2.60%        4.14%      20.14%      (5.29)%     11.67%       6.57%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $37,330      $37,611     $38,048     $31,338     $33,027     $20,314
                              -------      -------     -------     -------     -------     -------
Ratio of expenses to
 average net assets.....         0.74%(a)     0.77%(b)    0.73%(b)    0.78%(b)    0.79%(b)    0.84%(b)
                              -------      -------     -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets.................         6.22%(a)     6.03%(b)    6.20%(b)    6.14%(b)    5.21%(b)    6.25%(b)
                              -------      -------     -------     -------     -------     -------
Portfolio turnover rate.        137.6%       107.6%      449.2%      380.9%      389.4%      190.8%
                              -------      -------     -------     -------     -------     -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .78%, .78%, .83%, .84%, and .87%, and the ratio of net investment income to average net assets would have been 6.02%, 6.15%, 6.09%, 5.16%, and 6.22% for the years ended December 31, 1996, 1995, 1994, 1993, and 1992, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE HIGH YIELD BOND FUND

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   --------------------------------------------
                            (UNAUDITED)     1996     1995     1994      1993     1992
                          ---------------- -------  -------  -------   -------  -------
Net asset value,
 beginning of period....      $  8.91      $  8.44  $  7.94  $  9.55   $  8.63  $  8.23
                              -------      -------  -------  -------   -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...         0.40         0.70     0.80     0.90      0.77     0.87
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........         0.29         0.47     0.50    (1.60)     0.94     0.43
                              -------      -------  -------  -------   -------  -------
 Total from investment
  operations............         0.69         1.17     1.30    (0.70)     1.71     1.30
                              -------      -------  -------  -------   -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......           --        (0.70)   (0.80)   (0.90)    (0.77)   (0.87)
Distribution in excess
 of net investment
 income.................           --           --       --    (0.01)    (0.02)   (0.03)
                              -------      -------  -------  -------   -------  -------
 Total distributions....           --        (0.70)   (0.80)   (0.91)    (0.79)   (0.90)
                              -------      -------  -------  -------   -------  -------
Net asset value, end of
 period.................      $  9.60      $  8.91  $  8.44  $  7.94   $  9.55  $  8.63
                              =======      =======  =======  =======   =======  =======
Total return............         7.74%       13.87%   16.41%   (7.33)%   19.81%   15.80%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $51,092      $44,042  $36,442  $32,081   $35,305  $19,840
                              -------      -------  -------  -------   -------  -------
Ratio of expenses to
 average net assets.....         0.80%(a)     0.84%    0.87%    0.86%     0.87%    0.88%(b)
                              -------      -------  -------  -------   -------  -------
Ratio of net investment
 income to average net
 assets.................         8.98%(a)     8.14%    9.20%    9.18%     9.21%    9.87%(b)
                              -------      -------  -------  -------   -------  -------
Portfolio turnover rate.         64.0%       118.5%    84.3%    90.7%    118.7%    94.3%
                              -------      -------  -------  -------   -------  -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .93% and 9.82% for the year ended December 31, 1992.
--------------------------------------------------------------------------------
THE GROWTH EQUITY FUND

The table below sets forth financial data for a share outstanding throughout each period

                           SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                            JUNE 30, 1997   --------------------------------------------------------
                             (UNAUDITED)      1996        1995        1994        1993        1992
                           ---------------- --------     -------     -------     -------     -------
Net asset value,
 beginning of period.....      $  21.46     $  20.00     $ 18.30     $ 20.49     $ 18.82     $ 21.47
                               --------     --------     -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income....          0.06         0.11        0.09        0.13        0.06        0.16
Net realized and
 unrealized gain (loss)
 on investment
 transactions............          3.36         3.85        4.75       (1.80)       2.28        1.12
                               --------     --------     -------     -------     -------     -------
 Total from investment
  operations.............          3.42         3.96        4.84       (1.67)       2.34        1.28
                               --------     --------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income.......          0.00        (0.11)      (0.09)      (0.13)      (0.06)      (0.16)
Distribution from capital
 gains...................          0.00        (2.39)      (3.05)      (0.39)      (0.61)      (3.77)
                               --------     --------     -------     -------     -------     -------
 Total distributions.....          0.00        (2.50)      (3.14)      (0.52)      (0.67)      (3.93)
                               --------     --------     -------     -------     -------     -------
Net asset value, end of
 period..................      $  24.88     $  21.46     $ 20.00     $ 18.30     $ 20.49     $ 18.82
                               ========     ========     =======     =======     =======     =======
Total return.............         15.94%       19.76%      26.45%      (8.12)%     12.43%       5.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)..........      $123,798     $106,039     $95,593     $80,078     $83,938     $73,977
                               --------     --------     -------     -------     -------     -------
Ratio of expenses to
 average net assets......          0.76%(a)     0.80%(b)    0.77%(b)    0.79%(b)    0.77%(b)    0.88%(b)
                               --------     --------     -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets..................          0.48%(a)     0.48%(b)    0.43%(b)    0.70%(b)    0.30%(b)    0.81%(b)
                               --------     --------     -------     -------     -------     -------
Portfolio turnover rate..          89.3%       177.1%      169.8%      156.2%      185.3%      120.7%
                               --------     --------     -------     -------     -------     -------
Average commission rate
 paid (c)................      $ 0.0776     $ 0.0774          --          --          --          --
                               --------     --------     -------     -------     -------     -------
---------------------------------------

(a)Annualized.
(b)Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .81%, .82%, .84%, .82%, and .89% and the ratio of net investment income to average net assets would have been .47%, .38%, .65%, .25% and .80% for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(c)Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.

Note: The Fund changed to its current investment advisor on November 1, 1992.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE VALUE EQUITY PORTFOLIO

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   ---------------------------------------------
                            (UNAUDITED)      1996      1995     1994     1993     1992
                          ---------------- --------  --------  -------  -------  -------
Net asset value,
 beginning of period....      $  19.32     $  16.28  $  12.67  $ 12.68  $ 12.14  $ 11.89
                              --------     --------  --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...          0.14         0.22      0.25     0.20     0.17     0.45
Net realized and
 unrealized gain on
 investment
 transactions...........          2.50         3.88      4.50     0.17     0.69     1.32
                              --------     --------  --------  -------  -------  -------
 Total from investment
  operations............          2.64         4.10      4.75     0.37     0.86     1.77
                              --------     --------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......            --        (0.22)    (0.25)   (0.20)   (0.17)   (0.45)
Distribution from net
 realized gain..........            --        (0.84)    (0.89)   (0.18)   (0.15)   (1.07)
                              --------     --------  --------  -------  -------  -------
 Total distributions....            --        (1.06)    (1.14)   (0.38)   (0.32)   (1.52)
                              --------     --------  --------  -------  -------  -------
Net asset value, end of
 period.................      $  21.96     $  19.32  $  16.28  $ 12.67  $ 12.68  $ 12.14
                              ========     ========  ========  =======  =======  =======
Total return............         13.66%       25.19%    37.48%    2.92%    7.08%   14.89%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $259,761     $200,674  $127,260  $79,021  $69,980  $49,199
                              --------     --------  --------  -------  -------  -------
Ratio of expenses to
 average net assets.....          0.76%(a)     0.78%     0.80%    0.82%    0.83%    0.88%(b)
                              --------     --------  --------  -------  -------  -------
Ratio of net investment
 income to average net
 assets.................          1.44%(a)     1.38%     1.71%    1.59%    1.49%    3.87%(b)
                              --------     --------  --------  -------  -------  -------
Portfolio turnover rate.           4.7%        25.0%     34.3%    30.6%    17.2%   117.4%
                              --------     --------  --------  -------  -------  -------
Average commission rate
 paid (c)...............      $ 0.0598     $ 0.0588        --       --       --       --
                              --------     --------  --------  -------  -------  -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 3.85%, respectively, for the year ended December 31, 1992.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.
--------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   -----------------------------------------------
                            (UNAUDITED)      1996      1995      1994      1993     1992
                          ---------------- --------  --------  --------  --------  -------
Net asset value,
 beginning of period....      $  18.74     $  17.40  $  15.19  $  15.70  $  14.31  $ 13.73
                              --------     --------  --------  --------  --------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...          0.29         0.65      0.53      0.43      0.34     0.58
Net realized and
 unrealized gain on
 investment
 transactions...........          1.30         2.19      2.86      0.22      1.92     0.74
                              --------     --------  --------  --------  --------  -------
 Total from investment
  operations............          1.59         2.84      3.39      0.65      2.26     1.32
                              --------     --------  --------  --------  --------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......            --        (0.65)    (0.53)    (0.43)    (0.34)   (0.58)
Distribution in excess
 of net investment
 income.................            --         0.00     (0.01)    (0.02)     0.00     0.00
Distribution from
 capital gains..........            --        (0.85)    (0.64)    (0.71)    (0.53)   (0.16)
                              --------     --------  --------  --------  --------  -------
 Total distributions....            --        (1.50)    (1.18)    (1.16)    (0.87)   (0.74)
                              --------     --------  --------  --------  --------  -------
Net asset value, end of
 period.................      $  20.33     $  18.74  $  17.40  $  15.19  $  15.70  $ 14.31
                              ========     ========  ========  ========  ========  =======
Total return............          8.48%       16.37%    22.28%     4.14%    15.79%    9.61%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $469,395     $398,544  $266,556  $169,847  $113,492  $70,979
                              --------     --------  --------  --------  --------  -------
Ratio of expenses to
 average net assets.....          0.76%(a)     0.77%     0.79%     0.82%     0.85%    0.89%(b)
                              --------     --------  --------  --------  --------  -------
Ratio of net investment
 income to average net
 assets.................          3.08%(a)     3.90%     3.45%     3.14%     2.62%    4.56%(b)
                              --------     --------  --------  --------  --------  -------
Portfolio turnover rate.          17.3%        32.9%     37.2%     37.3%     42.6%    29.5%
                              --------     --------  --------  --------  --------  -------
Average commission rate
 paid (c)...............      $ 0.0436     $ 0.0627        --        --        --       --
                              --------     --------  --------  --------  --------  -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 4.55%, respectively, for the year ended December 31, 1992.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY PORTFOLIO

The table below sets forth financial data for a share outstanding throughout each period

                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                           JUNE 30, 1997   --------------------------------------------
                            (UNAUDITED)      1996     1995     1994     1993     1992*
                          ---------------- --------  -------  -------  -------  -------
Net asset value,
 beginning of period....      $  15.61     $  14.47  $ 13.01  $ 13.94  $ 10.12  $ 10.00
                              --------     --------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...          0.10         0.63     0.13     0.09     0.03     0.03
Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 related transactions...          1.80         1.81     1.67    (0.97)    3.83     0.17
                              --------     --------  -------  -------  -------  -------
 Total from investment
  operations............          1.90         2.44     1.80    (0.88)    3.86     0.20
                              --------     --------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......            --        (0.56)   (0.12)   (0.02)   (0.01)   (0.03)
Distribution in excess
 of net investment
 income.................            --        (0.74)   (0.22)      --       --    (0.05)
Distribution from
 capital gains..........            --           --       --       --    (0.03)      --
Distribution from
 capital................            --           --       --    (0.03)      --       --
                              --------     --------  -------  -------  -------  -------
 Total distributions....            --        (1.30)   (0.34)   (0.05)   (0.04)   (0.08)
                              --------     --------  -------  -------  -------  -------
Net asset value, end of
 period.................      $  17.51     $  15.61  $ 14.47  $ 13.01  $ 13.94  $ 10.12
                              ========     ========  =======  =======  =======  =======
Total return............         12.17%       16.87%   13.80%    6.31%   38.14%    2.00%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $127,946     $104,418  $69,531  $59,393  $40,798  $11,137
                              --------     --------  -------  -------  -------  -------
Ratio of expenses to
 average net assets.....          1.14%(a)     1.17%    1.23%    1.22%    1.21%    1.54%(a)(b)
                              --------     --------  -------  -------  -------  -------
Ratio of net investment
 income to average net
 assets.................          1.20%(a)     0.66%    0.91%    0.82%    0.63%    1.56%(a)(b)
                              --------     --------  -------  -------  -------  -------
Portfolio turnover rate.          19.3%        54.8%    62.5%    15.6%    11.1%     0.0%
                              --------     --------  -------  -------  -------  -------
Average commission rate
 paid (c)...............      $ 0.0490     $ 0.0397       --       --       --       --
                              --------     --------  -------  -------  -------  -------
----------------------------------------------------------------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.90% annualized and 1.20% annualized, respectively, for the period ended December 31, 1992.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.
* For the period from November 2, 1992 (commencement of operations) to December 31, 1992.
--------------------------------------------------------------------------------
THE SMALL CAPITALIZATION FUND

The table below sets forth financial data for a share outstanding throughout each period

                                 SIX MONTHS ENDED  YEAR ENDED    PERIOD ENDED
                                  JUNE 30, 1997   DECEMBER 31,   DECEMBER 31,
                                   (UNAUDITED)        1996          1995*
                                 ---------------- ------------   ------------
Net asset value, beginning of
 period........................      $ 12.53        $ 10.96         $10.00
                                     -------        -------         ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income..........           --           0.07           0.09
Net realized and unrealized
 gain on investment
 transactions..................         1.93           2.09           1.19
                                     -------        -------         ------
 Total from investment
  operations...................         1.93           2.16           1.28
                                     -------        -------         ------
LESS DISTRIBUTIONS:
Dividend from net investment
 income........................           --          (0.07)         (0.09)
Distribution from capital
 gains.........................           --          (0.52)         (0.23)
                                     -------        -------         ------
 Total distributions...........           --          (0.59)         (0.32)
                                     -------        -------         ------
Net asset value, end of period.      $ 14.46        $ 12.53         $10.96
                                     =======        =======         ======
Total return...................        15.40%         19.76%         12.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)....................      $27,626        $16,134         $4,828
                                     -------        -------         ------
Ratio of expenses to average
 net assets....................         0.86%(a)       0.99%(b)       1.00%(a)(b)
                                     -------        -------         ------
Ratio of net investment income
 to average net assets.........         0.74%(a)       0.85%(b)       1.53%(a)(b)
                                     -------        -------         ------
Portfolio turnover rate........         54.6%          39.2%          64.3%
                                     -------        -------         ------
Average commission rate paid
 (c)...........................      $0.0556        $0.0486             --
                                     -------        -------         ------
---------------------------------------------------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been 1.06% and 1.29%, respectively, and the ratio of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.
* For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE EMERGING GROWTH FUND

The table below sets forth financial data for a share outstanding throughout the period

                                                              PERIOD ENDED
                                                                JUNE 30,
                                                                  1997
                                                              (UNAUDITED)*
                                                              ------------
Net asset value, beginning of period.........................   $ 10.00
                                                                -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..........................................     (0.42)
Net realized and unrealized gain on investment transactions..      2.68
                                                                -------
 Total from investment operations............................      2.26
                                                                -------
LESS DISTRIBUTIONS:
Dividend from net investment income..........................      0.00
Distribution from capital gains..............................      0.00
                                                                -------
 Total distributions.........................................      0.00
                                                                -------
Net asset value, end of period...............................   $ 12.26
                                                                =======
 Total return................................................     22.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................   $ 8,554
                                                                -------
Ratio of expenses to average net assets......................      1.15% (a)(b)
                                                                -------
Ratio of net investment income to average net assets.........     (0.42%)(a)(b)
                                                                -------
Portfolio turnover rate......................................      44.5%
                                                                -------
Average commission rate paid (c).............................   $0.0545
                                                                -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.37% and (0.64%), respectively, for the period ended June 30, 1997.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged, as required by the SEC beginning after September 1, 1995.

* For the period from May 1, 1997 (commencement of operations) through June 30, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
1 - SIGNIFICANT ACCOUNTING POLICIES

  Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

  Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

  The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  INVESTMENT VALUATION:
  MONEY MARKET FUND - Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series has agreed to maintain a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (The Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

  QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, VALUE EQUITY, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAPITALIZATION AND EMERGING GROWTH FUNDS -
 Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by The Board.

  The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

  FOREIGN CURRENCY TRANSLATION - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; and purchase and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Funds do not isolate that portion of realized and unrealized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

  DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity Small Capitalization and Emerging Growth Funds will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount and foreign currency transactions.

  FEDERAL INCOME TAXES: It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including realized gains, to its shareholders. Therefore, no provision is made for federal income or excise taxes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
2 - DERIVATIVE FINANCIAL INSTRUMENTS

OFF-BALANCE SHEET RISK

  The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

  The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING

  FUTURES CONTRACTS - Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. There were no open futures contracts at June 30, 1997.

  WRITTEN OPTIONS - Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold
(call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the period ended June 30, 1997. Purchased put options open and outstanding at June 30, 1997 are disclosed in the schedule of investments.

  FORWARD FOREIGN CURRENCY CONTRACTS - The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

  Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Flexibly Managed and International Equity funds have entered into forward foreign currency contracts for the period ended June 30, 1997.

  At June 30, 1997 there were no open contracts in the Flexibly Managed Fund. Open forward foreign currency contracts held by the International Equity Fund at June 30, 1997 were as follows:

                                                                               UNREALIZED
                                            FOREIGN                              FOREIGN
   FORWARD FOREIGN CURRENCY   SETTLEMENT  CURRENCY TO   CONTRACT    CONTRACT    EXCHANGE
   CONTRACT                      DATE       BE SOLD      AMOUNT       VALUE    GAIN/(LOSS)
   ------------------------   ---------- ------------- ----------- ----------- -----------
   Deutsche Mark...........    10/16/97     17,000,000 $ 9,993,651 $ 9,825,794 $   167,857
   Deutsche Mark...........    09/08/97     15,000,000   8,849,557   8,641,798     207,759
   French Franc............    10/16/97     21,000,000   3,668,443   3,599,095      69,348
   French Franc............    09/08/97     21,000,000   3,675,002   3,588,314      86,688
   Japanese Yen............    09/08/97  1,600,000,000  13,445,378  14,095,882    (650,504)
   Japanese Yen............    10/14/97  1,600,000,000  13,034,305  14,181,547  (1,147,242)
   Swiss Franc.............    10/16/97      8,000,000   5,557,099   5,549,082       8,017
   Swiss Franc.............    09/08/97      5,000,000   4,109,589   4,140,358     (30,769)
                                                       ----------- ----------- -----------
                                                       $62,333,024 $63,621,870 $(1,288,846)
                                                       ----------- ----------- -----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - DERIVATIVE FINANCIAL INSTRUMENTS, CONTINUED

   FORWARD FOREIGN CURRENCY   SETTLEMENT  CURRENCY TO   CONTRACT    CONTRACT    EXCHANGE
   CONTRACT                      DATE    BE PURCHASED    AMOUNT       VALUE    GAIN/(LOSS)
   ------------------------   ---------- ------------- ----------- ----------- -----------
   Deutsche Mark...........    09/08/97     15,000,000 $ 9,083,752 $ 8,619,749  $(464,003)
   French Franc............    09/08/97     21,000,000   3,775,484   3,588,314   (187,170)
   Japanese Yen............    09/08/97  1,600,000,000  13,356,708  14,095,882    739,174
   Swiss Franc.............    09/08/97      6,000,000   4,256,225   4,140,358   (115,867)
                                                       ----------- -----------  ---------
                                                       $30,472,169 $30,444,303  $ (27,866)
                                                       ----------- -----------  ---------

3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

ADMINISTRATIVE AND CORPORATE SERVICES

  Under an administrative and corporate services agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

INVESTMENT ADVISORY SERVICES

  Under investment advisory agreements, the following advisors manage the investments of their respective Fund and provide guidance on certain accounting matters:

           ADVISOR                                PENN SERIES FUND
           -------                                ----------------
           Independence Capital Management, Inc.  Money Market Fund
           (A wholly owned subsidiary of Penn     Quality Bond Fund
           Mutual)                                Growth Equity Fund
                                                  Emerging Growth Fund
           T. Rowe Price Associates               Flexibly Managed Fund
                                                  High Yield Bond Fund
           Vontobel USA, Inc.                     International Equity Fund
           Op Cap Advisors                        Value Equity Fund
                                                  Small Capitalization Fund

  Each of the Funds pays their respective advisors, on a monthly basis, an annual advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market
Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund:
0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; Emerging Growth Fund: 0.08%; International Equity
Fund: 0.75%; Value Equity Fund: 0.50%; Small Capitalization Fund: 0.50%. Independence Capital Management currently serves as the investment advisor for the Emerging Growth Fund and Robertson Stephens acts as sub-adviser to assist in working to achieve the investment objectives of the Fund.

EXPENSES AND LIMITATIONS THEREON

  Each Fund bears all expenses of its operations other than those incurred by the investment advisors under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. The investment advisors and Penn Mutual have each voluntarily agreed to waive fees or reimburse expenses to the extent each of the Fund's expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitations for each Fund. The expense limitations for the Funds are as follows: Money Market:
0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Value
Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; and Small Capitalization 1.00% and Emerging Growth: 1.15%.

  Fees were paid to non-affiliated Directors of Penn Series for the period ended June 30, 1997. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment advisors, administrator, accounting agent or any parent or subsidiary thereof.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
4 - CAPITAL STOCK

  At June 30, 1997, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock, and Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One class of common stock is presently designated Class I and no shares have been issued.

Transactions in capital stock of the Money Market Fund were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 1997            DECEMBER 31, 1996
                          -------------------------  -------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT
                          -----------  ------------  -----------  ------------
Shares sold..............  22,683,325  $ 22,683,325   44,071,472  $ 44,071,472
Shares issued to
 shareholders in
 reinvestment of net
 investment income.......     861,030       861,030    1,440,949     1,440,949
Shares reacquired........ (19,408,451)  (19,408,451) (35,737,395)  (35,737,395)
                          -----------  ------------  -----------  ------------
                            4,135,904  $  4,135,904    9,775,026  $  9,775,026
                          -----------  ------------  -----------  ------------

Transactions in capital stock of the Quality Bond Fund were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 1997            DECEMBER 31, 1996
                          -------------------------  -------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT
                          -----------  ------------  -----------  ------------
Shares sold..............     274,455  $  2,750,880      816,952  $  8,374,183
Shares issued to
 shareholders in
 reinvestment of
 Net investment income...           0             0      234,248     2,342,476
Shares reacquired........    (397,380)   (3,986,046)  (1,006,891)  (10,359,026)
                          -----------  ------------  -----------  ------------
                             (122,925) $ (1,235,166)      44,309  $    357,633
                          -----------  ------------  -----------  ------------

Transactions in capital stock of the High Yield Bond Fund were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 1997            DECEMBER 31, 1996
                          -------------------------  -------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT
                          -----------  ------------  -----------  ------------
Shares sold..............     872,603  $  8,040,963    1,055,047  $  9,465,000
Shares issued to
 shareholders in
 reinvestment of
 Net investment income...           0             0      361,419     3,220,247
Shares reacquired........    (490,958)   (4,520,121)    (792,896)   (7,061,440)
                          -----------  ------------  -----------  ------------
                              381,645  $  3,520,842      623,570  $  5,623,807
                          -----------  ------------  -----------  ------------

Transactions in capital stock of the Growth Equity Fund were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 1997            DECEMBER 31, 1996
                          -------------------------  -------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT
                          -----------  ------------  -----------  ------------
Shares sold..............     304,907  $  7,007,265      320,394  $  7,089,450
Shares issued to
 shareholders in
 reinvestment of
 Net investment income...           0             0       22,163       475,615
 Net realized gain from
  investment
  transactions...........           0             0      492,024    10,558,832
Shares reacquired........    (271,356)   (6,316,433)    (673,246)  (14,558,795)
                          -----------  ------------  -----------  ------------
                               33,551  $    690,832      161,335  $  3,565,102
                          -----------  ------------  -----------  ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - CAPITAL STOCK, CONTINUED

Transactions in capital stock of the Value Equity Fund were as follows:

                                  SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 1997          DECEMBER 31, 1996
                               -----------------------  -----------------------
                                SHARES       AMOUNT      SHARES       AMOUNT
                               ---------  ------------  ---------  ------------
Shares sold..................  1,749,462  $ 35,114,264  2,485,344  $ 45,626,673
Shares issued to shareholders
 in reinvestment of
 Net investment income.......          0             0    114,391     2,210,027
 Net realized gain from
  investment transactions....          0             0    427,146     8,252,470
Shares reacquired............   (308,220)   (6,313,903)  (457,053)   (8,365,348)
                               ---------  ------------  ---------  ------------
                               1,441,242  $ 28,800,361  2,569,828  $ 47,723,822
                               ---------  ------------  ---------  ------------

Transactions in capital stock of the Flexibly Managed Fund were as follows:

                                  SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 1997          DECEMBER 31, 1996
                               -----------------------  -----------------------
                                SHARES       AMOUNT      SHARES       AMOUNT
                               ---------  ------------  ---------  ------------
Shares sold..................  2,388,801  $ 45,771,325  5,176,205  $ 96,448,634
Shares issued to shareholders
 in reinvestment of
 Net investment income.......          0             0    685,941    12,854,535
 Net realized gain from
  investment transactions....          0             0    894,811    16,768,765
Shares reacquired............   (569,397)  (11,035,754)  (807,605)  (15,147,946)
                               ---------  ------------  ---------  ------------
                               1,819,404  $ 34,735,571  5,949,352  $110,923,988
                               ---------  ------------  ---------  ------------

Transactions in capital stock of the International Equity Fund were as follows:

                                  SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 1997          DECEMBER 31, 1996
                               -----------------------  -----------------------
                                SHARES       AMOUNT      SHARES       AMOUNT
                               ---------  ------------  ---------  ------------
Shares sold..................    983,754  $ 15,823,777  1,812,851  $ 28,060,006
Shares issued to shareholders
 in reinvestment of
 Net investment income.......          0             0    220,720     3,445,460
 Distribution in excess of
  net investment income......          0             0    294,034     4,589,862
Shares reacquired............   (364,795)   (5,879,161)  (442,745)   (6,922,123)
                               ---------  ------------  ---------  ------------
                                 618,959  $  9,944,616  1,884,860  $ 29,173,205
                               ---------  ------------  ---------  ------------

Transactions in capital stock of the Small Capitalization Fund were as follows:

                                  SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 1997          DECEMBER 31, 1996
                               -----------------------  -----------------------
                                SHARES       AMOUNT      SHARES       AMOUNT
                               ---------  ------------  ---------  ------------
Shares sold..................    700,139  $  8,988,781  1,108,381  $ 13,236,881
Shares issued to shareholders
 in reinvestment of
 Net investment income.......          0             0      6,978        87,435
 Net realized gain from
  investment transactions....          0             0     48,711       607,875
Shares reacquired............    (76,471)     (999,392)  (317,129)   (3,736,752)
                               ---------  ------------  ---------  ------------
                                 623,668  $  7,989,389    846,941  $ 10,195,439
                               ---------  ------------  ---------  ------------

Transactions in capital stock of the Emerging Growth Fund were as follows:

                                   PERIOD ENDED*
                                   JUNE 30, 1997
                               -----------------------
                                SHARES       AMOUNT
                               ---------  ------------
Shares sold..................    699,598  $  7,730,110
Shares reacquired............     (1,778)      (21,420)
                               ---------  ------------
                                 697,820  $  7,708,690
                               ---------  ------------

* For the period from May 1, 1997 (commencement of operations) through June 30, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

5 - PURCHASES AND SALES OF INVESTMENTS

During the period ended June 30, 1997, the Funds made the following purchases and sales of portfolios securities:

                                  QUALITY BOND FUND      HIGH YIELD BOND FUND
                               ------------------------ -----------------------
                                PURCHASES      SALES     PURCHASES     SALES
                               ------------ ----------- ----------- -----------
Long Term U.S. Govt. and
 Agency Obligations .......... $ 25,895,241 $39,413,794 $         0 $         0
Other Long-Term Securities ...   18,251,159   5,014,094  36,204,168  29,363,184
                               ------------ ----------- ----------- -----------
 Totals ...................... $ 44,146,400 $44,427,888 $36,204,168 $29,363,184
                               ------------ ----------- ----------- -----------
                                  GROWTH EQUITY FUND       VALUE EQUITY FUND
                               ------------------------ -----------------------
                                PURCHASES      SALES     PURCHASES     SALES
                               ------------ ----------- ----------- -----------
Long Term U.S. Govt. and
 Agency Obligations .......... $          0 $         0 $         0 $         0
Other Long-Term Securities ...   97,118,952  99,412,742  22,470,273  10,439,871
                               ------------ ----------- ----------- -----------
 Totals ...................... $ 97,118,952 $99,412,742 $22,470,273 $10,439,871
                               ------------ ----------- ----------- -----------
                                                         INTERNATIONAL EQUITY
                                FLEXIBLY MANAGED FUND            FUND
                               ------------------------ -----------------------
                                PURCHASES      SALES     PURCHASES     SALES
                               ------------ ----------- ----------- -----------
Long Term U.S. Govt. and
 Agency Obligations .......... $          0 $         0 $         0 $         0
Other Long-Term Securities ...  120,552,121  74,996,192  28,600,388  19,713,307
                               ------------ ----------- ----------- -----------
 Totals ...................... $120,552,121 $74,996,192 $28,600,388 $19,713,307
                               ------------ ----------- ----------- -----------
                                 SMALL CAPITALIZATION
                                         FUND            EMERGING GROWTH FUND*
                               ------------------------ -----------------------
                                PURCHASES      SALES     PURCHASES     SALES
                               ------------ ----------- ----------- -----------
Long Term U.S. Govt. and
 Agency Obligations .......... $          0 $         0 $         0 $         0
Other Long-Term Securities ...   16,868,574  10,208,806   9,990,546   2,623,997
                               ------------ ----------- ----------- -----------
 Totals ...................... $ 16,868,574 $10,208,806 $ 9,990,546 $ 2,623,997
                               ------------ ----------- ----------- -----------

*For the period from May 1, 1997 (commencement of operations) through June 30, 1997.

--------------------------------------------------------------------------------
6 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                                                 MONEY
                                                MARKET    QUALITY   HIGH YIELD
                                                 FUND    BOND FUND   BOND FUND
                                                -------  ---------  -----------
1997 .......................................... $     0  $       0  $         0
1998 ..........................................    (872)         0            0
1999 ..........................................       0          0   (1,355,386)
2000 ..........................................     (61)         0            0
2001 ..........................................    (183)         0            0
2002 ..........................................       0   (778,292)  (1,572,728)
2003 ..........................................    (416)         0   (1,086,129)
2004 ..........................................       0    (89,807)    (525,647)
                                                -------  ---------  -----------
 Total ........................................ $(1,532) $(868,099) $(4,539,890)
                                                -------  ---------  -----------